UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934

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Response Biomedical Corp.

(Name of Registrant as Specified In Its Charter)
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1781 - 75th Avenue W.
Vancouver, BC
V6P 6P2 CANADA

May 17, 2013

INVITATION TO SHAREHOLDERS

Dear Shareholder,

We are pleased to invite you to attend our 2013 Annual and Special Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, June 18, 2013 at 10:00 a.m. Pacific time, at our headquarters located at 1781-75th Avenue W. Vancouver, BC, Canada.  The formal meeting notice and information circular are attached.

At the Annual Meeting, our shareholders will be asked to:

•	set the size of the board at eight directors and elect eight directors for a one-year term to expire at the 2014 Annual Meeting of Shareholders;

•	approve an ordinary resolution approving certain amendments to our existing 2008 stock option plan, as more particularly described in this information circular;

•	approve an ordinary resolution of disinterested shareholders to amend our existing 2008 stock option plan to remove the insider participation limits;

•	approve an ordinary resolution of shareholders to adopt a restricted share unit plan, as more particularly described in this information circular;

•	approve an ordinary resolution of shareholders to adopt a non-employee director deferred share unit plan, as more particularly described in this information circular;

•	approve an ordinary resolution of disinterested shareholders to amend the restricted share unit plan to remove the insider participation limits;

•	approve an ordinary resolution of disinterested shareholders to amend the non-employee director deferred share unit plan to remove the insider participation limits;

•	approve an ordinary resolution of disinterested shareholders approving certain stock option grants awarded to members of our board of directors and management team;

•	ratify the appointment of PricewaterhouseCoopers LLP, as our auditors to hold office until our next annual general meeting;

•	vote, on an advisory basis, regarding the compensation of the named executive officers for the year ended December 31, 2012, as set forth in this information circular; and

•	vote, on an advisory basis, on the frequency of a shareholder vote on executive compensation.

It is important that you use this opportunity to take part in the affairs of Response Biomedical Corp. (the “Company”) by voting on the business to come before the Annual Meeting. After reading the enclosed information circular, please promptly mark, sign, date and return the enclosed proxy or voting instruction form and the reply card as instructed to ensure that your shares will be represented. Regardless of the number of common shares you own, your careful consideration of, and vote on, the matters before our shareholders is important.

Thank you for your ongoing support of Response Biomedical Corp. We look forward to seeing you at the Annual Meeting.

Sincerely yours,

/s/ Jeffrey L. Purvin
Chief Executive Officer

1781-75th Avenue W.
Vancouver, BC
Canada V6P 6P2

RESPONSE BIOMEDICAL CORP.

1781 - 75th Avenue W.
Vancouver, BC
V6P 6P2 CANADA

NOTICE OF ANNUAL AND SPECIAL MEETING OF
SHAREHOLDERS AND INFORMATION CIRCULAR

To the Shareholders of Response Biomedical Corp.:

Notice is hereby given that our 2013 Annual and Special Meeting of the Shareholders of Response Biomedical Corp., will be held on June 18, 2013 at 10:00 a.m. Pacific Time at 1781 – 75th Avenue W., Vancouver, BC for the following purposes:

1.
To set the size of our board at eight directors and elect eight directors for a one-year term to expire at the 2014 Annual Meeting of Shareholders.  Our present board of directors has nominated and recommends for election as directors the following persons:

Anthony F. Holler, M.D.
Joseph D. Keegan, Ph.D.
Jeffrey L. Purvin
Clinton H. Severson
Lewis J. Shuster
Peter A. Thompson, M.D.
David G. Wang, M.D.
Jonathan J. Wang, Ph.D.

2.           To approve an ordinary resolution approving certain amendments to our existing 2008 stock option plan, as more particularly described in the information circular accompanying this Notice of Annual and Special Meeting (“Notice”).

3.           To approve an ordinary resolution of disinterested shareholders approving the removal of insider participation limits from our existing 2008 stock option plan.

4.           To approve an ordinary resolution of shareholders approving a restricted share unit plan, as more particularly described in the information circular accompanying this Notice.

5.           To approve an ordinary resolution of shareholders approving a non-employee director deferred share unit plan, as more particularly described in the information circular accompanying this Notice.

6.           To approve an ordinary resolution of disinterested shareholders approving the removal of insider participation limits from the restricted share unit plan.

7.           To approve an ordinary resolution of disinterested shareholders approving the removal of insider participation limits from the non-employee director deferred share unit plan.

8.           To approve an ordinary resolution of disinterested shareholders approving certain stock option grants awarded to members of our board of directors and management team.

9.           To ratify the appointment of PricewaterhouseCoopers LLP as auditors to hold office until our next annual general meeting.

10.         To vote, on an advisory basis, regarding the compensation of the named executive officers for the year ended December 31, 2012, as set forth in this information circular.

11.         To vote, on an advisory basis, on the frequency of a Shareholder vote on executive compensation.

12.         To transact such other business as may be properly brought before our Annual Meeting or any adjournment thereof.

Our board of directors has fixed the close of business on April 22, 2013 as the record date for the determination of shareholders entitled to notice of and to vote at our Annual Meeting and at any adjournment or postponement thereof.

Accompanying this Notice is a Proxy.  Whether or not you expect to be at our Annual Meeting, please complete, sign and date the Proxy you received in the mail and return it promptly.  If you plan to attend our Annual Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

All shareholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

/s/ Peter A. Thompson
Peter A. Thompson, M.D.
Chairman of the Board

May 17, 2013

TABLE OF CONTENTS
Page
INFORMATION CIRCULAR	1
Shareholder Proposals	3
Annual Report	4
Householding of Proxy Materials	4

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS	5
Board Leadership Structure	5
Board Role in Risk Oversight	5
Board Meetings	5
Director Attendance at Annual Meetings	6
Committees of the Board	6
Audit Committee	6
Compensation Committee	7
Corporate Governance and Nominating Committee	8
Pricing Committee	9
Director Nomination Process	9
Director Independence	10

PROPOSAL 1 - ELECTION OF DIRECTORS	11
Nominees to Be Elected (Term Expiring in 2014)	11
2012 Board Structure	11
Information Regarding Directors	11
Required Vote	15
Majority Voting Policy	15
Recommendation	15
Cease Trade Orders, Bankruptcies, Penalties or Sanctions	15

PROPOSAL 2 — APPROVE AMENDMENTS TO 2008 STOCK OPTION PLAN	17
Summary of the Amended Plan	18
Proposed Resolution	22
Required Vote	22
Recommendation	22

PROPOSAL 3 — REMOVAL OF INSIDER PARTICIPATION LIMITS FROM 2008 STOCK OPTION PLAN	23
Proposed Resolution	23
Required Vote	24
Recommendation	24

PROPOSAL 4 — APPROVAL OF RESTRICTED SHARE UNIT PLAN	25
Summary of the RSU Plan	25
Proposed Resolution	28
Required Vote	28
Recommendation	28

PROPOSAL 5 — APPROVAL OF NON-EMPLOYEE DIRECTORS DEFERRED SHARE UNIT PLAN	30
Summary of the DSU Plan	30
Proposed Resolution	32

Required Vote	33
Recommendation	33

PROPOSAL 6 — REMOVAL OF INSIDER PARTICIPATION LIMITS FROM RESTRICTED SHARE UNIT PLAN	34
Proposed Resolution	34
Required Vote	35
Recommendation	35

PROPOSAL 7 — REMOVAL OF INSIDER PARTICIPATION LIMITS FROM NON-EMPLOYEE DIRECTOR DEFERRED SHARE UNIT PLAN	36
Proposed Resolution	36
Required Vote	37
Recommendation	37

PROPOSAL 8 — APPROVAL OF PRIOR STOCK OPTION GRANTS	38
Proposed Resolution	39
Required Vote	39
Recommendation	39

PROPOSAL 9 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41
Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of Our Independent Auditors	41
Required Vote	41
Recommendation	41
Report of the Audit Committee	42
Principal Accounting Fees and Services	42

PROPOSAL 10 — ADVISORY VOTE ON EXECUTIVE COMPENSATION	44
Compensation Program and Philosophy	44
Proposed Resolution	44
Required Vote	45
Recommendation	45

PROPOSAL 11 —ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION	46
Proposed Resolution	46
Required Vote	47
Recommendation	47

EXECUTIVE COMPENSATION	48
Our Executive Officers	48
Executive Compensation	50
Outstanding Equity Awards at Fiscal Year-End	50
Employment Arrangements and Change of Control Arrangements	51
2012 Compensation of Directors	51

RELATED PERSON TRANSACTIONS AND SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	53
Related Person Transactions	53
Directors’ and Officers’ Liability Insurance	54

Policy Concerning Audit Committee Approval of Related Person Transactions	54
Section 16(a) Beneficial Ownership Reporting Compliance	54
Indebtedness of Directors and Executive Officers	55

SECURITY OWNERSHIP	56
Equity Compensation Plan Information	57
OTHER BUSINESS	58

RESPONSE BIOMEDICAL CORPORATION

1781 - 75th Avenue W.
Vancouver, BC
V6P 6P2 CANADA

INFORMATION CIRCULAR

The board of directors of Response Biomedical Corp. (“Response Biomedical” or the “Company”), a Vancouver, British Columbia, Canada corporation, is soliciting the Proxy for use at our 2013 Annual and Special Meeting of Shareholders to be held on June 18, 2013 at 10:00 a.m. Pacific Time at 1781 - 75th Avenue W. Vancouver, BC V6P 6P2 Canada and at any adjournments or postponements thereof.

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card or, if available, voting by telephone or over the Internet. We have designated our chief executive officer, Jeffrey L. Purvin, our chief financial officer and secretary, William J. Adams, and our Vice President, Human Resources and Corporate Communications, Patricia Massitti, to serve as proxies for the Annual Meeting.

We are providing these proxy materials in connection with the solicitation by our board of directors of proxies to be voted at the Annual Meeting.  As a shareholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this information circular.

The information in this information circular relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers, our corporate governance policies, information on our board of directors, and certain other required information.

This information circular and the accompanying proxy card, attached to Appendix A, the Notice, and voting instructions are being mailed starting May 22, 2013 to all shareholders of record entitled to vote at the Annual Meeting. All information provided in this information circular is given as of May 9, 2013 unless otherwise noted.

A proxy may be revoked by written notice to the Secretary of the Company at any time prior to the voting of the proxy, or by executing a subsequent proxy prior to voting or by attending the meeting and voting in person.  Unrevoked proxies will be voted in accordance with the instructions indicated in the proxies, or if there are no such instructions, such proxies will be voted:

•	“FOR” the setting of the size of our board at eight members;

•	“FOR” the election of the eight nominees as directors named in the information circular;

•	“FOR” the approval of certain amendments to our existing stock option plan;

•	“FOR” the removal of insider participation limits from our existing stock option plan;

•	“FOR” the approval of a restricted share unit plan;

•	“FOR” the approval of a non-employee director deferred share unit plan;

•	“FOR” the removal of insider participation limits from the restricted share plan;

•	“FOR” the removal of insider participation limits from non-employee director deferred share unit plan;

•	“FOR” the approval of certain stock option grants awarded to members of the Company’s board of directors and management team;

•	“FOR” the appointment of PricewaterhouseCoopers LLP as our auditors to hold office until our next annual general meeting;

•	“FOR” the approval of the compensation of our named executive officers as disclosed in this information circular; and

•	“FOR” the option of once every three years as the frequency with which shareholders are provided an advisory vote or executive compensation.

The persons named in the enclosed form of proxy are officers and directors of the Company. Each shareholder has the right to appoint a person or a company (who need not be a shareholder) to attend and act for him/her and on his/her behalf at the Annual Meeting other than the persons designated in the enclosed form of proxy. Such right may be exercised by striking out the names of the persons designated on the enclosed form of proxy and by inserting such appointed person’s name in the blank space provided for that purpose or by completing another form of proxy acceptable to the board of directors.

On any ballot that may be called for, the common shares represented by a properly executed proxy given in favor of the person(s) designated by management of the Company in the enclosed form of proxy will be voted or withheld from voting in accordance with the instructions given on the form of proxy and, if the shareholder specifies a choice with respect to any matter to be acted upon, the common shares will be voted accordingly.

Shares represented by proxies that reflect abstentions or include “broker non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum.  Abstentions have the same effect as votes “against” the matters, except in the election of directors and the frequency on shareholders vote on executive compensation.  “Broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of “votes cast.”

The Company’s authorized capital consists of an unlimited number of common shares and no other class of voting securities, and the Company does not have any classes of restricted securities. Shareholders of record at the close of business on April 22, 2013 (the “Record Date”), will be entitled to vote at the Annual Meeting or vote by proxy using the Proxy card that was mailed to you with the Notice.  As of the Record Date, 6,574,408 of our common shares without par value were outstanding.  Each share of our common stock is entitled to one vote.  Two people present at the meeting, in person or by proxy, and holding in the aggregate not less than 5% of the issued common shares entitled to vote at our Annual Meeting constitutes a quorum.  A majority of the shares present in person or represented by proxy at our Annual Meeting and entitled to vote thereon is required to approve the proposals set forth in this information circular, in certain cases as described below, excluding certain insiders of the Company.

The cost of preparing, assembling and mailing the Notice, information circular, and Proxy card will be borne by the Company.  In addition to soliciting proxies by mail, our officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means.  It is anticipated that banks, brokers, fiduciaries, other custodians, and nominees will forward proxy soliciting materials to their principals.  Upon request, we will reimburse such reasonable and direct out-of-pocket mailing expense.

Shareholder Proposals

Proposals of shareholders intended to be presented at our annual meeting of shareholders to be held in 2014 must be received by us no later than January 22, 2014, which is 120 days prior to the first anniversary of the mailing date of the proxy, in order to be included in our information circular and form of proxy relating to that meeting.  These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in our information circular.

Shareholders may present proper proposals for inclusion in our information circular and for consideration at the next annual meeting of shareholders by submitting their proposals in writing to our corporate secretary in a timely manner.  For a shareholder proposal to be considered for inclusion in our information circular for our 2014 annual meeting of shareholders, our corporate secretary must receive the written proposal at our principal executive offices no later than January 22, 2014; provided, however, that in the event that we hold our 2014 annual meeting of shareholders more than 30 days before or after the one-year anniversary date of the 2014 annual meeting, we will disclose the new deadline by which shareholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform shareholders. In addition, shareholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended.  Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.  Proposals should be addressed to Response Biomedical Corp., 1781 - 75th Avenue W. Vancouver, BC V6P 6P2 Canada, Attention: Corporate Secretary.

In the event that we hold our 2014 annual meeting of shareholders more than 30 days before or after the one-year anniversary date of the 2013 annual meeting, then notice of a shareholder proposal that is not intended to be included in our information circular must be received not later than the close of business on the later of the following two dates:

•	the 90th day before such annual meeting: or

•	the 10th day following the day on which public announcement of the date of such meeting is first made.

If a shareholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Annual Report

Our Annual Report for the fiscal year ended December 31, 2012 will be mailed to shareholders of record as of April 22, 2013.  Our Annual Report does not constitute, and should not be considered, a part of this information circular.

A copy of our Annual Report on Form 10-K will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a shareholder of the Company at such date to any person who was a beneficial owner of our common stock on the Record Date.  Requests should be directed to Response Biomedical Corp., 1781 - 75th Avenue W. Vancouver, BC V6P 6P2 Canada, Attention: Corporate Secretary.

Householding of Proxy Materials

We have adopted a procedure approved by the SEC called “householding.”  Under this procedure, shareholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our notice of annual meeting, information circular and 2012 annual report, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies.  This procedure will reduce our printing costs and postage fees.

Shareholders who wish to participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the notice of annual meeting, information circular, 2012 annual report and accompanying documents, or if you hold stock in more than one account, and, in either case, you wish to receive only a single copy of each of these documents for your household, please notify your broker, direct your written request to Response Biomedical Corp., Investor Relations; 1781 – 75th Avenue W., Vancouver, BC V6P 6P2 or contact Response Biomedical Corp. at 604-456-6010.  Shareholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their brokers.

If you participate in householding and wish to receive a separate copy of the Notice, information circular, 2012 annual report and the accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Computershare Trust Company, N.A.

Additional information relating to the Company is available on SEDAR at www.sedar.com and EDGAR at www.sec.gov. To request hard copies of the Company’s financial statements and management’s discussion and analysis, free of charge, shareholders should contact, Corporate Secretary, at Response Biomedical Corp., 1781 – 75th Avenue W., Vancouver, BC, telephone (604) 456-6010, or fax (604) 456-6066. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Board Leadership Structure

Our board of directors is led by Dr. Peter A. Thompson. We do not have a policy on whether or not the roles of chief executive officer and chairman of the board should be separate and, if they are to be separate, whether the chairman of the board should be selected from the non-employee directors or be an employee.  The offices of chief executive officer and chairman of the board have been at times combined and at times separated, and our board of directors considers such combination or separation in conjunction with, among other things, its succession planning processes.  Our board of directors believes that it should be free to make a choice regarding the leadership structure from time to time in any manner that is in the Company’s and its shareholders’ best interests.

We currently have separated the roles of chairman of the board and chief executive officer.  The board of directors does not have a lead director.  We believe this is appropriate because our board includes a number of seasoned independent directors.  In concluding that having Dr. Thompson serve as chairman of the board and Mr. Jeffrey L. Purvin serve as chief executive officer represents the appropriate structure for the Company at this time, our board of directors considered the benefit of this leadership structure between the two named individuals, one who focuses primarily on the business, the chief executive officer, and one who leads and oversees management of the board, the chairman.   Our board of directors further concluded that the separated role of chairman of the board and chief executive officer ensures there is clear accountability.

Board Role in Risk Oversight

While each of the committees of our board of directors evaluate risk in their respective areas of responsibility, our Corporate Governance and Nominating Committee (“Corporate Governance Committee”) is primarily responsible for overseeing the Company’s risk management processes on behalf of the full board.  We believe that employing a committee specifically focused on the Company’s risk profile is beneficial, given the increased importance of monitoring risks in the current economic and business climate.  Our Corporate Governance Committee discusses the Company’s risk profile, and the Corporate Governance Committee reports to the full board on the most significant risk issues.  Our compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements.

While our board of directors and our Corporate Governance Committee oversee the Company’s risk management, Company management is ultimately responsible for day-to-day risk management activities.  We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our board leadership structure supports this approach.

Board Meetings

Our board of directors held twelve meetings during 2012.  No director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of our board of directors and the total number of meetings of committees of our board on which he or she served with the exception of Jonathan Wang who joined as Director in August 2012.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of our board of directors at our annual meeting, we encourage all of our directors to attend.  Messrs. Shuster and Severson and Dr. Holler attended our 2012 Annual Meeting of the Shareholders in person.

Committees of the Board

Our board of directors has, and appointed members to, four committees during 2012: our Compensation Committee, our Corporate Governance and Nominating Committee, our Audit Committee and our Pricing Committee.  The current members of our committees are identified below:

Director	Compensation	Corporate Governance and Nominating	Audit	Pricing
Anthony F. Holler, M.D.	Member (2)	Member	Member	Member
Joseph D. Keegan, Ph.D.	Member
Clinton H. Severson			Member
Lewis J. Shuster			Member (1)	Member (4)
Peter A. Thompson, M.D.		Member (3)
Jonathan J. Wang.	Member

(1)	Audit Committee Chair.
(2)	Compensation Committee Chair.
(3)	Corporate Governance and Nominating Committee Chair.
(4)	Pricing Committee Chair.

Below is a description of each committee of our board of directors.  Our board of directors has determined that each member of each committee meets the applicable SEC rules and regulations and all applicable Canadian securities rules and regulations regarding independence and that each member is free of any relationship that would impair his individual exercise of independent judgment with regard to the Company.

Audit Committee

Our Audit Committee consists of three members, Dr. Anthony F. Holler, Mr. Clinton H. Severson and Mr. Lewis J. Shuster, with Mr. Shuster serving as chairman.  Our Audit Committee held seven meetings during 2012.  All members of our Audit Committee are independent directors (as independence is currently defined under the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), and applicable Canadian securities rules).  Mr. Shuster qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC.  The Audit Committee is governed by a written charter approved by our board of directors.  The charter is available on our website by visiting responsebio.com and clicking through “Investors,” “Governance” and “Audit Committee Charter.”  The functions of this committee include, among other things:

•	monitoring our financial reporting process and internal control system;

•	appointing and replacing our independent outside auditors from time to time, to determine their compensation and other terms of engagement and to oversee their work;

•	overseeing the performance of our internal audit function; and

•	overseeing our compliance with legal, ethical and regulatory matters.

Both our independent auditors and internal financial personnel regularly meet privately with our Audit Committee and have unrestricted access to this committee.  Our Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties.  It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

Compensation Committee

Our Compensation Committee currently consists of three members, Drs. Anthony F. Holler, Joseph D. Keegan and Jonathan J. Wang, with Dr. Holler serving as chairman.  Our Compensation Committee held one meeting during 2012.  Jonathan Wang replaced David Wang as one of the three members of the Compensation Committee in November 2012.  All members of our Compensation Committee, other than Dr. Wang, are independent (as independence is currently defined under the rules and regulations of the SEC, applicable Canadian securities rules and Internal Revenue Service qualification requirements).  Our compensation committee is governed by a written charter approved by our board of directors.  The charter is available on our website by visiting www.responsebio.com and clicking through “Investors,” Governance” and “Compensation Committee Charter.”  The functions of this committee include, among other things:

•
providing oversight of the development and implementation of the compensation policies, strategies, plans and programs for the Company’s key employees and directors, including policies, strategies, plans and programs relating to long-term compensation for the Company’s senior management, and the disclosure relating to these matters;

•	making recommendations regarding the operation of and/or implementation of employee bonus plans and incentive compensation plans;

•	reviewing and approving the compensation of the chief executive officer and the other executive officers of the Company and the remuneration of the Company’s directors; and

•	providing oversight of the selection of officers, management, succession planning, the performance of individual executives and related matters.

Role and Authority of Compensation Committee

Our compensation committee is responsible for discharging the responsibilities of our board of directors with respect to the compensation of our executive officers.  Our compensation committee approves all compensation of our executive officers without further board action.  Our compensation committee reviews and approves each of the elements of our executive compensation program and continually assesses the effectiveness and competitiveness of our program.  Our compensation committee also periodically reviews director compensation.

The Role of our Executives in Setting Compensation

Our compensation committee meets with our chief executive officer and/or other executives at least once per year to obtain recommendations with respect to Company compensation programs, practices, and packages for executives, directors and other employees.  Management makes recommendations to our compensation committee on the base salary, bonus targets, and equity compensation for the executive team and other employees.  Our compensation committee considers, but is not bound by and does not always accept, management’s recommendations with respect to executive compensation.  Our compensation committee has the ultimate authority to make decisions with respect to the compensation of our named executive officers, but may, if it chooses, delegate any of its responsibilities to subcommittees.

Our chief executive officer may attend some of our compensation committee’s meetings, but our compensation committee also regularly holds executive sessions not attended by any members of management or non-independent directors.  Our compensation committee discusses our chief executive officer’s compensation package with him, but makes decisions with respect to his compensation outside of his presence.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee consists of two members, Drs. Anthony F. Holler and Peter A. Thompson, with Dr. Thompson serving as chairman.  Our Corporate Governance Committee held one meeting during 2012, and communicated via email with regards to the nominees for election to our board of directors at the Annual Meeting.  All members of our Corporate Governance Committee, other than Dr. Thompson, are independent directors (as independence is currently defined under the rules and regulations of the SEC and applicable Canadian securities rules).  Our Corporate Governance Committee is governed by a written charter approved by our board of directors.  The charter is available on our website by visiting www.responsebio.com and clicking through “Investors,” “Governance” and “Nomination and Corporate Governance Committee Charter.”  The functions of this committee include, among other things:

•
establishing criteria for our board of directors and committee membership and to recommend to our board of directors proposed nominees for election to our board of directors and for membership on committees of our board of directors;

•
ensuring that appropriate processes are established by our board of directors to fulfill its responsibility for (i) the oversight of strategic direction and development and the review of our ongoing results of operations by the appropriate committee of our board of directors and (ii) the oversight of our investor relations and public relations activities and ensuring that procedures are in place for the effective monitoring of the shareholder base, receipt of shareholder feedback and responses to shareholder concerns;

•	monitoring the quality of the relationship between management and our board of directors and to recommend improvements for ensuring an effective and appropriate relationship; and

•	making recommendations to our board of directors regarding corporate governance matters and practices.

Pricing Committee

Our Pricing Committee, which has now been dissolved, consisted of two members, Dr. Anthony F. Holler and Mr. Lewis J. Shuster, with Mr. Shuster serving as its chairman.  Our Pricing Committee held one meeting during 2012.  All members of our Pricing Committee were independent directors (as independence is currently defined under the rules and regulations of the SEC and applicable Canadian securities rules).  Our Pricing Committee was authorized to oversee and direct counsel and other advisers to us with regards to potential acquisitions, the rights offering, bridge loan agreement, and any ongoing negotiations with OrbiMed Advisors LLC or its advisers over the terms of the proposed rights offering or other shareholder matters.  Our Pricing Committee fulfilled its mandate in December 2011 and therefore the committee was dissolved in January 2012.

Director Nomination Process

Director Qualifications

In evaluating director nominees, our Corporate Governance Committee considers, among others, the following factors:

•	experience, skills and other qualifications in view of the specific needs of our board of directors and the Company;

•	diversity of background; and

•	demonstration of high ethical standards, integrity and sound business judgment.

Our Corporate Governance Committee’s goal is to assemble a board that brings to us a variety of perspectives and skills derived from high quality business and professional experience which are well suited to further the our objectives.  In doing so, our Corporate Governance Committee also considers candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although our Corporate Governance Committee may also consider such other facts as it may deem are in the best interests of the Company and its shareholders.  Our Corporate Governance Committee does, however, believe it appropriate for at least one, and, preferably, several, members of our board of directors to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of our board of directors meet the definition of an “independent director” under the Toronto Stock Exchange (“TSX”) qualification standards.

Identification and Evaluation of Nominees for Directors

Our Corporate Governance Committee identifies nominees for board membership by first evaluating the current members of our board of directors willing to continue in service.  Current members, with qualifications and skills that are consistent with our Corporate Governance Committee’s criteria for board service and who are willing to continue in service, are considered for re-nomination, balancing the value of continuity of service by existing members of our board of directors with that of obtaining a new perspective.  If any member of our board of directors does not wish to continue in service or if our board of directors decides not to re-nominate a member for re-election, our Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above.  Our Corporate Governance Committee generally polls our board of directors and members of management for their recommendations.  Our Corporate Governance Committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from industry experts or analysts.  Our Corporate Governance Committee reviews the qualifications, experience and background of the candidates.  Final candidates are interviewed by our independent directors and chief executive officer.  In making its determinations, our Corporate Governance Committee evaluates each individual in the context of the board as a whole, with the objective of assembling a group that can best attain success for the Company and represent shareholder interests through the exercise of sound judgment.  After review and deliberation of all feedback and data, our Corporate Governance Committee makes its recommendation to our board of directors.  Historically, our Corporate Governance Committee has not relied on third-party search firms to identify board of directors candidates.  Our Corporate Governance Committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify and acquire an appropriate candidate.

Our Corporate Governance Committee has not received director candidate recommendations from our shareholders and does not have a formal policy regarding consideration of such recommendations since it believes that the process currently in place for the identification and evaluation of prospective members of our board of directors is adequate.  Any recommendations received from shareholders will be evaluated in the same manner as potential nominees suggested by members of our board of directors or management.  Shareholders wishing to suggest a candidate for director should write to the Company’s chief financial officer at 1781 - 75th Avenue W. Vancouver, BC V6P 6P2.

Director Independence

Our board of directors has determined that each of the director nominees, other than Dr. Peter A. Thompson, Dr. David G. Wang and Dr. Jonathan J. Wang, standing for election is an independent director under the SEC and applicable Canadian securities rules.  In determining the independence of our directors, our board of directors considered all transactions in which the Company and any director had any interest, including those discussed under “Related Person Transactions” below.

Shareholder Communications

Our shareholders and other interested parties may send written correspondence to non-management members of our board of directors to the corporate secretary or to the chief executive officer at 1781 - 75 Avenue W. Vancouver, BC V6P 6P2 or IR@responsebio.com.  Our corporate secretary or chief executive officer will review the communication, and if the communication is determined to be relevant to our operations, policies, or procedures (and not vulgar, threatening, or of an inappropriate nature not relating to our business), the communication will be forwarded to the Chairman of the board of directors.  If the communication requires a response, our Corporate Secretary will assist the Chairman of the board of directors (or other directors), if required, in preparing the response.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees to Be Elected (Term Expiring in 2014)

At our Annual Meeting, shareholders will be asked to pass an ordinary resolution fixing the size of the board at eight.  Our Corporate Governance Committee recommended and our board of directors nominated the following eight nominees for election to our board of directors at the Annual Meeting: Anthony F. Holler, Joseph D. Keegan, Jeffrey L. Purvin, Clinton H. Severson, Lewis J. Shuster, Peter A. Thompson, David G. Wang and Jonathan J. Wang, each of whom is presently a member of our board of directors.

Each nominee has agreed to serve if elected, and management has no reason to believe that they will be unavailable to serve.  In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee who may be proposed by our Corporate Governance Committee and designated by the present board of directors to fill the vacancy.

2012 Board Structure

Under our articles of incorporation, the size of our board of directors is to be set from time to time by ordinary resolution of our shareholders.  Our board of directors currently consists of eight members.  Each of our directors is elected for a term of one year to serve until his successor is duly elected and qualified or until his earlier death, resignation or removal.

Information Regarding Nominees for Election to the Board of Directors

The information set forth below as to the nominees for election to serve on our board of directors has been furnished to us by the nominees:

Name	Age	Position
Anthony F. Holler, M.D.	61	Director
Joseph D. Keegan, Ph.D.	60	Director
Jeffrey L. Purvin	61	Director and Chief Executive Officer
Clinton H. Severson	64	Director
Lewis J. Shuster	57	Director
Peter A. Thompson, M.D.	53	Chairman of the Board
David G. Wang, M.D.	51	Director
Jonathan J. Wang, Ph.D.	45	Director

The number and class of voting securities of the Company and its subsidiaries beneficially owned, controlled or directed, directly or indirectly, by each proposed director is set forth below under “Security Ownership”.

Anthony F. Holler, M.D., British Columbia, Canada

Dr. Anthony F. Holler joined Response Biomedical Corp.’s board of directors as a director in March 2006, and is Chair of the Compensation Committee, is a member of the Corporate Governance Committee and is a member of the Audit Committee since April 2012.  He was one of the original founders of ID Biomedical Corporation, and has served as its director since 1991 and served as CEO from 1999 until 2006 when the Company was acquired by GlaxoSmithKline.  Dr. Holler has been the Non-Executive Chairman of CRH Medical Corporation (Formerly Medsurge Medical Products Corp.) since December 2005 and also the Chairman of Trevali Mining Corporation since October 2010.    He was been a director of Neptune Technologies & BioResources, Inc. from July 2011until June 2012.  Dr. Holler served as Non-Executive Chairman of Corriente Resources Inc. from until June 2010 when the Company was acquired by CRCC-Tongguan Investment (Canada) Co., Ltd. and its director from September 2003.  Dr. Holler served as an Emergency physician at University Hospital at the University of British Columbia from 1981 until 1993.  He received a Bachelor of Science in 1975 and a Medical Degree in 1979 from the University of British Columbia. Dr. Holler’s medical and business background gives him a perspective that is helpful to the board of directors for understanding the Company’s product markets.

Joseph D. Keegan, Ph.D., California, United States

Dr. Joseph D. Keegan joined Response Biomedical Corp.’s board of directors as a director and member of the Compensation Committee in June 2011.  Dr. Keegan has more than 30 years of experience in life science businesses.  From 2007 to 2012, Dr. Keegan served as CEO at ForteBio, Inc. where he led the Series C financing which raised $25M, established product development and sales strategies that resulted in 2007-11 compounded annual revenue growth of 45%, and exited the company through its sale to Pall Corporation at $159M, including ForteBio cash.  During his 9 year tenure at Molecular Devices Corporation, Dr. Keegan grew the company’s revenues from $30M to $200M through internal growth and acquisitions.  In early 2007, he oversaw its acquisition by MDS for $615M.  Dr. Keegan joined MDC from Becton Dickinson and Company where he served as President of Worldwide Tissue Culture and Vice President, General Manager of Worldwide Flow Cytometry.  Prior to Becton Dickinson, Dr. Keegan was Vice President of the Microscopy and Scientific Instruments Division of Leica, Inc.  He currently serves on the board of directors of ALDA as Chairman, Labcyte Corporation as Chairman, Seahorse Bioscience Inc. since 2007, Stereotaxis, Inc. since 2011 (Nasdaq: STXS) and the San Francisco Opera.  Dr. Keegan holds a B.A. in Chemistry from Boston University and a Ph.D. in Physical Chemistry from Stanford University.  Dr. Keegan brings to the board of directors a long history of experience in the field of biotechnology and business strategy.

Jeffrey L. Purvin, British Columbia, Canada

Mr. Jeffrey L. Purvin has over 30 years of experience marketing both consumer and medical products. Prior to joining Response Biomedical Corp., he was the Chairman and CEO of Calibra Medical, Inc. since July 2006. At Calibra, he and his team developed and gained FDA clearance for a unique, all-mechanical, wearable insulin delivery device. Johnson & Johnson acquired Calibra Medical in 2012. Prior to Calibra, Mr. Purvin was Chairman and CEO of Metrika, Inc. where he and his team developed a handheld, point-of-care, finger stick-based, HbA1c test which the company sold to both physicians and consumers, worldwide. Bayer acquired Metrika in 2006. Prior to Metrika, Mr. Purvin was President of the Interventional Products Division of Datascope Corporation (a NASDAQ-traded, public company since acquired by Maquet). At Datascope, Mr. Purvin marketed a large line of interventional cardiology and radiology devices to hospitals, worldwide. Before joining Datascope, Mr. Purvin was Vice President, General Manager, in GlaxoSmithKline's $4B Consumer Healthcare division where he marketed scores of well-known, highly advertised consumer packaged goods. Mr. Purvin started his career at Bristol-Myers Squibb, where he marketed both pharmaceuticals and consumer products. Mr. Purvin is a member of the board of directors at Cardica, Inc. which markets a unique coronary bypass anastomosis connection device to cardiothoracic surgeons, worldwide, and a unique, new, multi-staple-firing surgical stapler line in the EU. Mr. Purvin is the Executive Chairman of the University of Fashion, a fashion education video business founded by fashion designer, Francesca Sterlacci, since May 2008. Mr. Purvin earned his B.A. from Brown University and his M.B.A from The Wharton School, University of Pennsylvania.  Mr. Purvin brings to the board of directors over 15 years of experience in the business as the head of multiple companies with financial and marketing challenges, in turning them around and, in most cases, attracting acquisitions offers which produced profits for investors.

Clinton H. Severson, California, United States

Mr. Clinton H. Severson joined Response Biomedical Corp.’s board of directors as a director and member of the Audit Committee in June 2011.  Mr. Severson has been President and Chief Executive Officer of Abaxis Inc. since June 1996.  From February 1989 to May 1996, Mr. Severson served as President and CEO of MAST Immunosystems, Inc. Mr. Severson began his career at Syva from 1978 to 1984, and then moved to 3M Diagnostic Systems from 1984 to 1989.  He has been Chairman of the board of directors of Abaxis Inc. since May 1998 and a director since June 1996.  Mr. Severson has been Non-Executive Director of Trinity Biotech plc since November 2008, a director of CytoCore, Inc. from November 2006 through February 2012, a director of IntelliDx, Inc. and as a director of LXN Corporation since October 2000.  Mr. Severson received his Bachelors of Business Administration from Minot State University in 1973.  Mr. Severson’s years of experience in the life sciences industry are very valuable to the Company as it works to execute its business strategy.

Lewis J. Shuster, California, United States

Mr. Lewis J. Shuster joined Response Biomedical Corp.’s board of directors as a director and Audit Committee Chairman in June 2011.  Currently, he is the Chief Executive Officer of Shuster Capital.  From 2003 to 2007, he served as CEO of Kemia Inc., a drug discovery and development company and had previously held executive positions with Invitrogen, including Chief Operating Officer.  From 1994 through to 1999, while at Pharmacopeia, Inc. Mr. Shuster served as the firm’s Chief Financial Officer and later as COO of Pharmacopeia Labs.  Mr. Shuster also served as EVP, Finance and Operations at Human Genome Sciences from 1992 to 1994.  Prior to this he served as EVP and then CEO of Microbiological Associates, where he led a successful turnaround of a failing LBO and built a profitable GLP biological testing service business today known as BioReliance from 1986 until 1992.  Before joining Microbiological Associates, he held positions with MDL Ltd. and the Boston Consulting Group.  He presently serves as board of directors member and Audit Committee Chairman for MSN Healthcare.  Mr. Shuster also serves as board of directors member of Mast Therapeutics Inc. (NASDAQ:  MSTX). Mr. Shuster earned an M.B.A. from Stanford University and a B.A. from Swarthmore College.  Mr. Shuster’s experience as a chief executive officer, chief financial officer, and board of directors Audit Committee chairman brings to the board of directors perspective regarding financial and accounting issues.

Peter A. Thompson, M.D., Washington, United States

Dr. Peter A. Thompson joined Response Biomedical Corp.’s board of directors as a director and member of the Compensation Committee in June 2010.  He was appointed to the offices Executive Chairman and Chief Executive Officer on August 9, 2011.  He served as interim CEO until April 2012. Dr. Thompson is a proven biotechnology executive and entrepreneur with over 20 years of experience in the industry.  He co-founded Trubion Pharmaceuticals, and served as Chief Executive Officer and Chairman from its inception through its successful IPO on NASDAQ and as a public company until his retirement in 2009.  Dr. Thompson is the former Vice President & General Manager of Chiron Informatics at Chiron Corporation and held various executive positions in Becton Dickinson, including Vice President, Research and Technology Department of BD Bioscience, prior to joining Chiron.  Dr. Thompson is a co-founder of iMetrikus, a clinical decision support company, where he served as CEO and Chairman.  He is a Venture Partner at OrbiMed Advisors and the founder and Managing Director of Strategicon Partners, an investment and management services company.  He serves as a director on the boards of directors of Anthera Pharmaceuticals since 2011 (NASDAQ: ANTH), Methylgene since 2011 (TSX: MYG), Cleave Biosciences since 2010 (Co-Founder), Principia Biosciences since 2010 and CoDa Therapeutics since 2007.  Dr. Thompson is an Ernst & Young Entrepreneur of the Year awardee, an inventor on numerous patents, a board-certified internist and oncologist, and was on staff at the National Cancer Institute following his internal medicine training at Yale University. As an experienced biotechnology entrepreneur, Dr. Thompson is specially qualified to serve on the board of directors because of his detailed knowledge of our operations and markets.

David G. Wang, M.D., Shanghai, China

Dr. David G. Wang joined Response Biomedical Corp.’s board of directors as a director and member of the Compensation Committee and Audit Committee in October 2011.  Dr. Wang currently works at OrbiMed as Senior Managing Director for Asia, where he has worked from August, 2011.  Previously, from April, 2005 to July, 2011 he worked as Managing Director at WI Harper Group, responsible for healthcare investment in China.  He also served as Head of Business Development at Siemens Medical Solutions, where he directed corporate strategy and new businesses in molecular diagnostics and diagnostic imaging.  Dr. Wang was co-founder and Executive Vice President at First Genetic Trust, a personalized medicine company.  During his tenure at Bristol-Myers Squibb he was Chairman of The SNP Consortium Management Committee, responsible for strategy and leadership.  The SNP Consortium is the first group of its kind, formed by the pharmaceutical and technology industries as well as academia and charities to support the development of personalized medicine.  He currently serves on the board of directors of Edan Instruments, a provider of medical electronic devices, where he also serves on both the audit committee and strategic committee. Dr. Wang received his M.D. from Peking University Medical School and his doctorate in Developmental Biology from California Institute of Technology. Dr. Wang’s extensive medical and international experience makes him a valuable addition to the board of directors.

Dr. Jonathan J. Wang, Shanghai, China

Dr. Jonathan J. Wang is a Senior Managing Director for Asia at OrbiMed. He has co-founded OrbiMed Asia and is a general partner at its venture capital fund. Previously, he was a partner at Legend Capital and General Manager at Burrill Greater China Group. He also worked for WI Harper Group and Walden International, two pioneers in the Asia-related VC industry. At WI Harper, Dr. Wang was a Managing Director, overseeing the firm's life sciences activities worldwide. Dr. Wang was a member of the board directors at ForteBio, Inc. from September 2008 to October 2011, (acquired by Pall Corporation) and was a co-founder and director at Bridge Laboratories (acquired by Pharmaron Holdings Limited). Dr. Wang is a director at EA, Inc. since March 2010 (formerly Chairman), Response Biomedical Corp., and Bonovo Orthopedics, Inc. since October 2010.  He is a co-founder and former Chairman of the BayHelix Group, a premier organization of Chinese life sciences business leaders. He holds a Ph.D. in Molecular Neurobiology from Columbia University where he obtained scientific training under the supervision of Dr. Eric Kandel, a Nobel Laureate. Dr. Wang also earned an M.B.A. from Stanford University. Dr. Wang’s background gives him a perspective that is helpful to the board of directors for understanding the Company’s product market in China.

Required Vote

A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required to set the size of our board of directors and elect directors.  If no contrary indication is made, Proxies in the accompanying form are to be voted: (i) for the resolution setting the size of our board of directors at eight; and (ii) for the election of our board’s nominees to serve on our board of directors.  Each person nominated for election has agreed to serve if elected and our board of directors has no reason to believe that any nominee will be unable to serve.

Majority Voting Policy

The board of directors has adopted a Majority Voting Policy stipulating that shareholders shall be entitled to vote in favor of, or withhold from voting for, each individual director nominee at a shareholders’ meeting. If the number of common shares “withheld” for any nominee exceeds the number of common shares voted “for” the nominee, then, notwithstanding that such director was duly elected as a matter of corporate law, he or she shall tender his or her written resignation to the chair of the board of directors. The Corporate Governance Committee will consider such offer of resignation and will make a recommendation to the board of directors concerning the acceptance or rejection of the resignation after considering, among other things, the stated reasons, if any, why certain shareholders “withheld” votes for the director, the qualifications of the director and whether the director’s resignation from the board of directors would be in the best interests of the Company. The board of directors must take formal action on the Corporate Governance Committee’s recommendation within 90 days of the date of the applicable shareholders meeting and announce its decision by press release. The policy does not apply in circumstances involving contested director elections.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” SETTING THE SIZE OF THE BOARD AT 8 AND “FOR” THE ELECTION AS DIRECTOR OF EACH NOMINEE LISTED ABOVE.

Cease Trade Orders, Bankruptcies, Penalties or Sanctions

Except as described below, to the knowledge of the Company, no nominee for election as a director:

(i)	is, at the date hereof or has been, within the 10 years before, a director, chief executive officer or chief financial officer of any company, that while that person was acting in that capacity:

(a)	was the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for more than 30 consecutive days, or

(b)
was subject to an event that resulted, after the director or executive officer ceased to be a director, chief executive officer or chief financial officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for more than 30 consecutive days, or

(ii)
is, as at the date hereof or has been, within the 10 years before, a director or executive officer of any company, that while that person was acting in that capacity or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(iii)
has, within the 10 years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director or executive officer.

(iv)
Anthony Holler is a former director of Inviro Medical Inc. (“Inviro”).  Inviro is a company incorporated under the laws of Canada which owns certain intangible assets including goodwill and customer relationships, and all of the issued and outstanding shares of Inviro Medical Devices, Inc. (the “US Subsidiary”).  The US Subsidiary owns inventory manufactured in accordance with licenses issued by the Department of Health of the Government of Canada and the Food and Drugs Administration of the United States of America.  On October 29, 2010, Inviro declared that it was no longer a going concern, and on or about that date, Inviro ceased to carry on business and all of its directors and officers, including Mr. Holler, resigned.  On February 7, 2011, Mr. Holler, on behalf of a committee of debenture holders of Inviro, filed a Notice of Civil Claim seeking, among other things, an order for the appointment of a receiver of all of the assets and undertakings of Inviro.  On February 10, 2011, the Supreme Court of British Columbia issued an order appointing Alvarez & Marsal Canada Inc. (the “Receiver’) as receiver and receiver and manager of all of the assets, undertakings and properties of Inviro.  The Receiver is in the process of supervising the sale of all remaining assets of Inviro’s US subsidiary.

(v)
Lewis Shuster is a former director of PRACS LLC (“PRACS”), which filed for Chapter 7 bankruptcy in March 2012.  Mr. Shuster joined the PRACS board of directors in late June of 2012 when the company emerged from Chapter 11 bankruptcy. Despite the best efforts of the board of directors and management, the company’s performance failed to improve.  Management and the board of directors’ negotiations with the company’s lenders to obtain further financing eventually failed, and the lenders that brought the company out of bankruptcy in June 2012 decided in March 2013 to liquidate the company’s assets.

To the best of management’s knowledge, no proposed director of the Company has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a  securities regulatory authority or been subject to any other penalties or sanctions imposed by a court, or regulatory body that would likely be considered important to a reasonable security holder in deciding to vote for a proposed director.

PROPOSAL 2

APPROVAL OF AMENDMENTS TO 2008 STOCK OPTION PLAN

At our Annual Meeting, the shareholders will be asked to approve an ordinary resolution approving certain amendments to the terms of our 2008 Stock Option Plan (the “Plan”).

The Plan currently provides that a fixed maximum of 24,200,000 common shares (1,210,000 following the Company’s 1:20 common share consolidation effected on September 24, 2012 or approximately 18.4% of the issued and outstanding common shares as of the date of this information circular) may be issued pursuant to the exercise of options granted pursuant to the Plan.  The Company is proposing to modify the Plan to become a “rolling” plan, permitting a maximum of 20% of the issued and outstanding common shares outstanding from time to time to be reserved and available for grant and issuance under the Plan. As of the date of this circular, 20% of the issued and outstanding common shares is 1,315,532 common shares.  Additionally, the Company proposes to amend the Plan to provide that any unissued common shares of the Company in respect of which options are granted but cease to be issuable under such option for any reason, including expiry or surrender of the option, will again be available for grant and issuance under the Plan and because of the rolling nature of the Plan, common shares underlying exercised options will also be available for grant following such exercise.  Pursuant to the rules of the TSX, as the Plan would become a “rolling” plan, it will be subject to shareholder approval no later than three years after institution, and no later than every three years thereafter.

The purpose of the Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified executives, employees and consultants, to incent such individuals to contribute toward the long term goals of the Company, and to encourage such individuals to acquire common shares of the Company as long term investments.  To clarify the persons and entities to which options are intended to participate in the Plan, the Company proposes to amend the Plan to prohibit any person or entity that beneficially owns, directly or indirectly, more than 10% of the issued and outstanding common shares of the Company from participating in the Plan.

The Company proposes to amend the Plan, as amended, the Amended and Restated Stock Option Plan (the “Amended Option Plan”) to:

•
convert the Plan to a “rolling” plan permitting a maximum of 20% of the issuance and outstanding common shares outstanding from time to time to be to be reserved and available for grant and issuance under the Amended Option Plan;

•
permit common shares in respect of which options are granted by that case to be issuable under such option for any reason, including expiry or surrender, and common shares underlying options that are exercised will again be available for grant and issuance under the Amended Option Plan;

•	to make certain other housekeeping and clarifying amendments to reflect the rules of the TSX in relation to security based compensation arrangements; and

•	prohibit persons or entities that beneficially own, directly or indirectly, more than 10% of the issued and outstanding common shares of the Company from participating in the Amended Option Plan.

Summary of the Amended Option Plan

Set out below is a summary of the Amended Option Plan. A complete copy of the Amended Option Plan is attached to this information circular as Appendix “B”.

The Amended Option Plan governs our issuance of stock options.  The Amended Option Plan was originally approved by shareholders at our 2008 Annual General Meeting and an amendment was approved at our 2012 Annual General Meeting.

Our board of directors has the sole discretion to grant options to any executives, employees and consultants (the “Eligible Individuals”), on the terms set out in the Amended Option Plan, provided no option may be granted to a consultant that is in the United States unless the consultant is a natural person providing bona fide services to us.  As of the date of this information circular, there are currently 1,187,840 options issued under the Amended Option Plan (with a weighted average exercise price of approximately $2.10) and 1,315,532 common shares reserved for issuance pursuant to the valid exercise of options issued under the Amended Option Plan (after giving effect to the conversion to a rolling plan proposed for approval at our Annual Meeting), being approximately 18.06% and 20% of the total number of outstanding common shares, respectively.  As of May 9, 2013, approximately 80 of our employees, 8 of our directors, and none of our consultants were eligible to participate in the Amended Option Plan.  The fair market value of the common shares underlying the Amended Option Plan is $3.85 as of May 9, 2013.

The Amended Option Plan provides that the maximum number of common shares issuable to insiders (as that term is defined by the TSX in relation to security based compensation arrangements) pursuant to the Amended Option Plan, together with any common shares issuable pursuant to any other security-based compensation arrangement of the Company, will not exceed 10% of the total number of outstanding common shares. In addition, the maximum number of common shares issued to insiders under the Amended Option Plan, together with any common shares issued to insiders pursuant to any other security-based compensation arrangement of the Company within any one year period, will not exceed 10% of the total number of outstanding common shares.  In any one-year period, no Eligible Individual is entitled to receive a number of options equal to more than 5% of the outstanding common shares.

Our board of directors sets the exercise price of an option in its sole discretion, subject to the requirement that the exercise price be no lower than market value.  Market value is determined by the closing price of our common shares on our primary organized trading facility currently the Toronto Stock Exchange), or as determined to be fair value by our board of directors.  Options granted under the Amended Option Plan vest according to the vesting schedule of the respective option agreement, as determined by our board of directors, unless vesting is accelerated at the discretion of our board of directors.  The expiry date of options may not be later than the tenth anniversary of the date the options were granted, provided that if options would otherwise expire during a “black out” period or during the ten business day period immediately following such "black out" period, the expiry date will automatically be extended to the tenth business day following the end of the “black out” period.

The option holder’s entitlement to options which are granted under the Amended Option Plan but which remain unexercised ceases (either immediately or after a specified period of up to 6 months, depending on the reason for such individual’s departure) upon the Eligible Individual no longer holding office, or when the employment of the Eligible Individual is terminated for any reason, including resignation.  Options are non-assignable, except in certain conditions related to death or disability. We do not provide financial assistance to participants under the Amended Option Plan.

Amendments to the Amended Option Plan

Following receipt of the shareholder approval contemplated hereunder, the board of directors may, without notice, at any time and from time to time, without shareholder approval, amend the Amended Option Plan or any provisions thereof in such manner as the board of directors, in its sole discretion, determines appropriate when:

(a)	altering, extending or accelerating the terms and conditions of vesting of any options;

(b)	accelerating the expiry date of options;

(c)	amending the definitions contained within the Amended Option Plan;

(d)	amending or modifying the mechanics of exercise of options set forth in the Amended Option Plan, provided however, payment in full of the exercise price may not be so amended or modified;

(e)
effecting amendments of a “housekeeping” or ministerial nature including any amendment for the purpose of curing any ambiguity, error, inconsistency or omission in or from the Amended Option Plan or any option certificate;

(f)	effecting amendments necessary to comply with the provisions of regulatory rules;

(g)	effecting amendments respecting the administration of the Amended Option Plan;

(h)	effecting amendments necessary to suspend or terminate the Amended Option Plan; and

(i)	any other amendment, whether fundamental or otherwise, not requiring shareholder approval under regulatory rules provided, however, that:

(j)	shareholder approval shall be obtained in accordance with the requirements of the TSX for:

(i)
amendments that increase the number of common shares issuable under the Amended Option Plan, except such increases provided for in the Amended Option Plan upon certain alterations of the capital structure of the Company;

(ii)	any reduction in the exercise price of an option if the option holder is not an insider at the time of the proposed amendment; and
(iii)	amendments required to be approved by shareholders under applicable law (including pursuant to regulatory rules);

provided, further that:

(k)	disinterested shareholder approval (within the meaning of the TSX rules) shall be obtained for:

(i)
amendments to the Amended Option Plan that could result at any time in the number of common shares reserved for issuance under the Amended Option Plan to insiders exceeding the limits set out in the Amended Option Plan (as described above);

(ii)	amendments to the Amended Option Plan that could result at any time in the granting to insiders, within a 12 month period, of a number of options exceeding 10% of the outstanding issue;
(iii)	any reduction in the exercise price of an option if the option holder is an insider at the time of the proposed amendment; and
(iv)	amendments requiring disinterested shareholder approval (as defined by the TSX rules) under applicable law (including pursuant to any regulatory rules).

Number of Awards Granted to Qualified Executives, Employees and Consultants

The number of awards that qualified executives, employee or consultant may receive under the Amended Option Plan is in the discretion of the Board and therefore cannot be determined in advance.  The following table sets forth (i) the aggregate number of common shares subject to options granted under the Amended Option Plan during our last fiscal year, (ii) the average per share exercise price of such options and (iii) the total dollar value of the options granted.

Name of Individual or Group	Number of Options Granted		Average Exercise Price	Dollar Value of Options Granted
Jeffrey L. Purvin Chief Executive Officer	300,000	(1)	$1.60	$480,000
Peter A. Thompson Chairman of the Board and Interim Chief Executive Officer	186,666	(1)	$2.07	$366,666
Barbara R. Kinnaird Steen Vice President	64,500		$2.20	$141,900
Patricia Massitti Vice President Human Resources & Corporate Communication	50,000		$2.20	$110,000
All current executive officers, as a group	535,125	(1)	$1.75	$934,575
All current directors who are not executive officers, as a group	306,666	(1)	$1.94	$595,065
All employees, including all current officers who are not executive officers, as a group	133,840		$2.02	$133,840

(1) Includes options subject to shareholder approval as set out in Proposal 8.

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of awards granted under the Incentive Plan. Tax consequences for any particular individual may be different.

Nonstatutory Stock Options. No taxable income is reportable when a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Incentive Stock Options. No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonqualified stock options). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Tax Effect for Us. We generally will be entitled to a tax deduction in connection with an award under the Incentive Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to our two other most highly compensated named executive officers (other than our Chief Executive Officer). Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the Incentive Plan, setting limits on the number of awards that any individual may receive and for awards other than certain stock options, establishing performance criteria that must be met before the award actually will vest or be paid.

Section 409A. Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), provides certain requirements on non-qualified deferred compensation arrangements. These include requirements with respect to an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.

Awards granted under the Incentive Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award will recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as possible interest charges and penalties. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. We will also have withholding and reporting requirements with respect to such amounts.

Proposed Resolution

At our Annual Meeting, or any adjournment thereof, shareholders will be asked to consider and if deemed appropriate, pass, with or without variation, the following resolutions:

“BE IT RESOLVED THAT:

(a)
The amended and restated 2008 stock option plan (the “Amended Option Plan”) of Response Biomedical Corp. (the “Company”) as presented to the shareholders of the Company at the 2013 Annual and Special Meeting of Shareholders on June 18, 2013, be and is hereby approved and adopted.

(b)	All unallocated options under the Amended Option Plan be and hereby are approved.

(c)
The Company have the ability to continue granting options under the Amended Option Plan until June 18, 2016, which is the date that is three years from the date of the shareholder meeting at which shareholder approval is being sought.

(d)
Any officer or director of the Company be and is hereby authorized to do such things and to sign, execute and deliver all documents that such director and officer may, in their discretion, determine to be necessary in order to give full effect to the intent and purpose of this resolution.”

Required Vote

A majority of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposed amendments to the Plan.  Unless such authority is withheld, the management representatives designated in the enclosed form of proxy intend to vote for the approval of the foregoing resolution.

The TSX has conditionally approved the foregoing Amended Option Plan, subject to approval of the shareholders.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADOPTION OF THE AMENDED AND RESTATED 2008 STOCK OPTION PLAN.

The board of directors believes it would be advisable and in the best interests of Company to adopt the Amended Option Plan as proposed. The board of directors believes that conversion of the plan to a “rolling” plan, and making available for re-issuance shares no longer issuable under expired or surrendered options as well as shares in respect of which options have been issued will assist the Company in continuing to attract, retain and motivate its employees, directors, officers and consultants whose contributions are important to the future success of the Company. The amendment to restrict the participation of any persons or entities beneficially owning more than 10% of the issued and outstanding common stock is a clarification intended to better focus the purpose of the Amended Option Plan.

PROPOSAL 3

REMOVAL OF INSIDER PARTICIPATION LIMITS FROM 2008 STOCK OPTION PLAN

At our Annual Meeting, the shareholders will be asked to approve an ordinary resolution removing insider participation limits from our 2008 Stock Option Plan.

Section 3.3 of the Plan limits the number of common shares which may be issued to “Insiders” (as that term is defined by the TSX in relation to security based compensation arrangements) under the Plan (together with all of the Company’s other previously established or proposed share compensation arrangements) to: (i) in the aggregate, 10% of the issued and outstanding common shares of the Company at any time, and (ii) within a one-year period, 10% of the issued and outstanding common shares of the Company.  In August 2012, the Company exceeded these limits as the aggregate number of common shares which may be issued to Insiders upon exercise of currently outstanding stock options is currently 15%.

The Company relies on share compensation for its directors and officers as part of an effort to conserve cash to fund the Company’s growth.  The limits on Insider participation under the Plan may limit the Company’s ability to attract individuals with the requisite skills and experience to meet the Company’s needs without incurring cash expense.  Therefore, the board of directors is proposing to remove the limits on Insider participation in the Plan set out above.

Pursuant to Section 9.4(a) and 9.4(b) of the Plan, disinterested shareholder approval within the meaning of the rules of the TSX rules must be given to remove the Insider participation limits set forth in the Plan.  Therefore, 4,139,589 common shares held by Insiders of the Company who are eligible to participate in the 2008 Stock Option Plan will not be counted for purposes of approving this resolution. More detailed information regarding the Plan can be found in the section entitled “Proposal 2 – Approval of Amendments to 2008 Stock Option Plan” above. A complete copy of the Amended Option Plan is attached to this information circular as Appendix “B”.

The Company proposes to amend the Plan to:

•	remove restrictions on the number of common shares that may be issued to Insiders of the Company pursuant to option grants under the Plan; and

•	remove corresponding provisions regarding amendment of such limitations.

Proposed Resolution

At our Annual Meeting, or any adjournment thereof, disinterested shareholders within the meaning of the TSX rules will be asked to consider and if deemed appropriate, pass, with or without variation, the following resolution:

“BE IT RESOLVED, AS AN ORDINARY RESOLUTION OF DISINTERESTED SHAREHOLDERS, THAT:

(a)
The amendments to the amended and restated 2008 stock option plan of Response Biomedical Corp. (the “Company”) to remove the insider participation limits as presented to the shareholders of the Company at the Annual and Special Meeting of shareholders on June 18, 2013, be and are hereby approved and adopted.

(b)
Any officer or director of the Company be and is hereby authorized to do such things and to sign, execute and deliver all documents that such director and officer may, in their discretion, determine to be necessary in order to give full effect to the intent and purpose of this resolution.”

Required Vote

A majority of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the proposed amendments to the Plan, excluding all shares held by persons who are Insiders of the Company eligible to participate in the Plan.  Unless such authority is withheld, the management representatives designated in the enclosed form of proxy intend to vote for the approval of the foregoing resolution.

The TSX has conditionally approved the foregoing amendments to the Plan, subject to approval of the shareholders.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE FOREGOING AMENDMENTS TO THE PLAN.

The board of directors believes it would be advisable and in the best interests of Company to approve the amendments to the Plan as proposed. The board of directors believes that removing the Insider participation limits from the Plan will enable the Company to conserve cash resources to fund growth.

PROPOSAL 4

APPROVAL OF RESTRICTED SHARE UNIT PLAN

At our Annual Meeting, shareholders will be asked to approve a resolution to adopt the Restricted Share Unit Plan (the “RSU Plan”) as a treasury based plan and to reserve common shares from treasury for issuance under the RSU Plan.

Our board of directors has adopted the RSU Plan for the benefit of the Company’s employees, directors and consultants. The RSU Plan has been established to assist the Company in the recruitment and retention of highly qualified employees, directors and eligible consultants by providing a means to reward superior performance, to motivate participants under the RSU Plan to achieve important corporate and personal objectives and, through the proposed issuance by the Company of common shares under the RSU Plan, to better align the interests of participants with the long-term interests of shareholders.

Our board of directors intends to use Restricted Share Units (“RSUs”) issued under the RSU Plan, as well as options issued under the Plan, as part of the Company’s overall executive compensation plan. Since the value of RSUs increase or decrease with the price of the common shares, RSUs reflect a philosophy of aligning the interests of executives with those of the shareholders by tying executive compensation to share price performance. In addition, RSUs assist in the retention of qualified and experienced executives by rewarding those individuals who make a long term commitment.

Summary of the RSU Plan

Set out below is a summary of the RSU Plan. A complete copy of the RSU Plan is attached to this information as Appendix “C”.

Eligible Participants

The RSU Plan is administered by the Compensation Committee of the board of directors. Employees, directors and eligible consultants of the Company and its designated subsidiaries are eligible to participate in the RSU Plan.  In accordance with the terms of the RSU Plan, the Company, under the authority of the board of directors through the Compensation Committee, will approve those employees, directors and eligible consultants who are entitled to receive RSUs and the number of RSUs and to be awarded to each participant, provided that no person or entity that beneficially owns, directly or indirectly, more than 10% of the issued and outstanding common shares of the Company is eligible to participate in the RSU Plan.  RSUs awarded to participants are credited to them by means of an entry in a notional account in their favour on the books of the Company. Each RSU awarded conditionally entitles the participant to the delivery of one common share upon attainment of the RSU vesting criteria.  As of May 9, 2013, approximately 80 of our employees, 8 of our directors, and none of our consultants were eligible to participate in the RSU Plan.  The fair market value of the common shares underlying the RSU Plan is $3.85 as of May 9, 2013.

Vesting

The receipt of Vested Share Units under the RSUs is conditional upon the expiry of a time-based vesting period.  The duration of the vesting period and other vesting terms applicable to the grant of the RSUs shall be determined at the time of the grant by the Compensation Committee.

Subject to shareholder approval of the RSU Plan, once the RSUs vest, the participant is entitled to receive the equivalent number of underlying common shares. The Vested Share Units may be settled through the issuance of common shares from treasury, by the delivery of common shares purchased in the open market,  in cash or any combination of the foregoing (at the discretion of the Company). If settled in cash, the amount shall be equal to the number of common shares in respect of which the participant is entitled multiplied by the market price per share on the payout date (which is determined based on the closing price of common shares on the trading day immediately preceding the payout date).

The expiry period of RSUs will be determined by the Compensation Committee at the time of grant. However, the maximum term for all RSUs is two years after the participant ceases to be an employee or eligible consultant of the Company. All unvested or expired RSUs are available for future grants, as are RSUs that have been paid out.

Maximum Number of Common Shares Issued

RSUs may be granted in accordance with the RSU Plan provided the aggregate number of RSUs outstanding pursuant to the RSU Plan from time to time shall not exceed 2.5% of the number of issued and outstanding common shares from time to time.  It is proposed that the maximum number of common shares which may be reserved, set aside and made available for issuance under the RSU Plan is a variable number equal to 2.5% of the issued and outstanding common shares of the Company as of the date of the grant on a non-diluted basis.

The RSU Plan provides that the maximum number of common shares issuable to insiders (as that term is defined by the TSX in relation to security based compensation arrangements) pursuant to the RSU Plan, together with any common shares issuable pursuant to any other security-based compensation arrangement of the Company, will not exceed 10% of the total number of outstanding common shares. In addition, the maximum number of common shares issued to insiders under the RSU Plan, together with any common shares issued to insiders pursuant to any other security-based compensation arrangement of the Company within any one year period, will not exceed 10% of the total number of outstanding common shares.

Cessation of Entitlement

Unless otherwise determined by the Company in accordance with the RSU Plan, RSUs which have not vested on a participant’s termination date shall terminate and be forfeited. If a participant who is an employee ceases to be an employee as a result of termination of employment without cause, in such case, at the Company’s discretion, all or a portion of such participant’s RSUs may be permitted to continue to vest, in accordance with their terms, during any statutory or common law severance period or any period of reasonable notice required by law or as otherwise may be determined by the Company in its sole discretion. All forfeited RSUs are available for future grants.

Transferability

RSUs are not assignable or transferable other than by operation of law, except, if and on such terms as the Company may permit, to a spouse or minor children or grandchildren or a personal holding company or family trust controlled by a participant, the sole shareholders or beneficiaries of which, as the case may be, are any combination of the participant, the participant’s spouse, minor children or minor grandchildren, and after the participant’s lifetime shall enure to the benefit of and be binding upon the participant’s designated beneficiary, on such terms and conditions as are appropriate for such transfers to be included  in the class of transferees who may rely on a Form S-8 registration statement under the U.S. Securities Act of 1933, as amended, to sell common shares received pursuant to the RSU.

Amendments to the RSU Plan

Following receipt of the shareholder approval contemplated hereunder, the board of directors may, without notice, at any time and from time to time, without shareholder approval, amend the RSU Plan or any provisions thereof in such manner as the board of directors, in its sole discretion, determines appropriate:

(a)	for the purposes of making formal minor or technical modifications to any of the provisions of the RSU Plan;

(b)	to correct any ambiguity, defective provision, error or omission in the provisions of the RSU Plan;

(c)	to change the vesting provisions of RSUs;

(d)	to change the termination provisions of RSUs or the RSU Plan that does not entail an extension beyond the original expiry date of the RSU; or

(e)	to preserve the intended tax treatment of the benefits provided by the RSU Plan, as contemplated therein;

provided, however, that:

(f)
no such amendment of the RSU Plan may be made without the consent of each affected participant if such amendment would adversely affect the rights of such affected participant(s) under the RSU Plan; and

(g)	shareholder approval shall be obtained in accordance with the requirements of the TSX for any amendment that results in:
(i)	an increase in the maximum number of common shares issuable pursuant to the RSU Plan other than as already contemplated in the RSU Plan;
(ii)	an extension of the expiry date for RSUs granted to insiders under the RSU Plan;
(iii)	other types of compensation through common share issuance;
(iv)	expansion of the rights of a participant to assign RSUs beyond what is currently permitted in the RSU Plan; or
(v)	the addition of new categories of participants, other than as already contemplated in the RSU Plan.

Approximation of the Number of Awards to Employees, Directors and Eligible Consultants

Subject to the limitations on insider participation noted above, the number of RSUs that an employee, director or eligible consultant may receive under the RSU Plan is in the discretion of our Compensation Committee and therefore cannot be determined in advance.  Because the RSU Plan was only adopted by our board of directors in May 2013, no RSUs were allocable during the last fiscal year, and as of May 9, 2013, no RSUs have been granted.

The TSX has conditionally approved the treasury-based aspects of the RSU Plan, subject to approval of the shareholders.

Proposed Resolution

At our Annual Meeting, or any adjournment thereof, shareholders will be asked to consider and if deemed appropriate, pass, with or without variation, the following resolution:

“BE IT RESOLVED, AS AN ORDINARY RESOLUTION OF SHAREHOLDERS, THAT:

(a)
The restricted share unit plan (“RSU Plan”) of Response Biomedical Corp. (the “Company”) as presented to the shareholders of the Company at the Annual and Special Meeting of shareholders on June 18, 2013, be and is hereby approved and adopted.

(b)	All unallocated restricted share units under the RSU Plan that are to be satisfied in common shares of the Company be and hereby are approved.

(c)
The Company have the ability to continue granting restricted share units under the RSU Plan that are to be satisfied in common shares of the Company until June 18, 2016, which is the date that is three years from the date of the shareholder meeting at which shareholder approval is being sought.

(d)
Any officer or director of the Company be and is hereby authorized to do such things and to sign, execute and deliver all documents that such director and officer may, in their discretion, determine to be necessary in order to give full effect to the intent and purpose of this resolution.”

Required Vote

A majority of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to adopt the RSU Plan.  Unless such authority is withheld, the management representatives designated in the enclosed form of proxy intend to vote for the approval of the foregoing resolution.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADOPTION OF THE RSU PLAN

The board of directors believes it would be advisable and in the best interests of Company to adopt the RSU Plan as proposed. The board of directors believes that the RSU Plan is an important tool in assisting the Company in the recruitment and retention of highly qualified employees, directors and eligible consultants by providing a means to reward superior performance, to motivate participants under the RSU Plan to achieve important corporate and personal objectives and, through the proposed issuance by the Company of common share units.

PROPOSAL 5

APPROVAL OF NON-EMPLOYEE DIRECTORS DEFERRED SHARE UNIT PLAN

At our Annual Meeting, shareholders will be asked to approve a resolution to approve the Deferred Share Unit Plan (the “DSU Plan”) as a treasury-based plan and to reserve common shares from treasury to issue under the DSU Plan.

The board of directors has adopted the DSU Plan for the benefit of the Company’s non-executive directors. The DSU Plan has been established to assist the Company in the recruitment and retention of qualified persons to serve on the board of directors and, through the proposed issuance by the Company of common shares under the DSU Plan, to promote better alignment of the interests of directors and the long-term interests of shareholders.

The board of directors intends to use the Deferred Share Units (“DSUs”) issued under the DSU Plan, as well as options issued under the Plan and RSUs issued under the RSU Plan, if any, as part of the Company’s overall director compensation plan. Since the value of DSUs increase or decrease with the price of the common shares, DSUs reflect a philosophy of aligning the interests of directors with those of the shareholders by tying compensation to share price performance.

Summary of the DSU Plan

Set out below is a summary of the DSU Plan. A complete copy of the DSU Plan is attached to this information circular as Appendix “D”.

Eligible Participants

The DSU Plan is administered by the Compensation Committee of the board of directors. Non-employee directors of the Company are eligible to participate in the DSU Plan, provided that no person that beneficially owns, directly or indirectly, more than 10% of the issued and outstanding common shares of the Company is eligible to participate in the DSU Plan.  As of May 9, 2013, approximately 7 of our non-employee directors were eligible to participate in the DSU Plan.  The fair market value of the common shares underlying the DSU Plan is $3.85 as of May 9, 2013.

Administration of Plan

The DSU Plan provides that the board of directors may elect to pay all or a portion of each non-employee director’s annual base compensation (“Annual Base Compensation”) in DSUs.  All DSUs paid with respect to Annual Base Compensation will be credited to the director’s DSU Account when such Annual Base Compensation is payable. The director’s DSU Account will be credited with the number of DSUs calculated to the nearest thousandth of a DSU, determined by dividing the dollar amount of compensation payable in DSUs on the payment date by the market value of a common share at the time. Fractional common shares will not be issued upon redemption of DSUs and any fractional entitlements will be rounded down to the nearest whole number.

Additionally, the board of directors may award such number of DSUs to a non-employee director as the board of directors deems advisable to provide the director with appropriate equity-based compensation for the services he or she renders to the Company.  The board of directors shall determine the date on which such DSUs may be granted and the date as of which such DSUs shall be credited to the director’s DSU Account.  The Company and a director who receives such an additional award of DSUs shall enter into a DSU award agreement to evidence the award and the terms applicable thereto.

Each participant in the DSU Plan shall be entitled to redeem his or her DSUs during the period commencing on the business day immediately following the date upon which the non-employee director ceases to hold any position as a director of the Company and its subsidiaries and is no longer otherwise employed by the Company or its subsidiaries, including in the event of death of the participant (the “Termination Date”) and ending on the 90th day following the Termination Date. Redemptions under the DSU Plan may be in common shares issued from treasury subject to shareholder approval, maybe purchased by the Company on the open market for delivery to the director, may be settled in cash (in an amount corresponding to the closing price of common shares on the trading day immediately preceding the redemption date) or any combination of the foregoing.

Maximum Number of Common Shares Issued

DSUs may be granted in accordance with the DSU Plan, provided the aggregate number of DSUs outstanding pursuant to the DSU Plan from time to time does not exceed 2.5% of the issued and outstanding common shares from time to time.  It is proposed that the maximum number of common shares which may be reserved, set aside and made available for issuance under the DSU Plan is a variable number equal to 2.5% of the issued and outstanding common shares of the Company as of the date of grant on a non-diluted basis.

The DSU Plan provides that the maximum number of common shares issuable to insiders (as that term is defined by the TSX in relation to security based compensation arrangements) pursuant to the DSU Plan, together with any common shares issuable pursuant to any other security-based compensation arrangement of the Company, will not exceed 10% of the total number of outstanding common shares. In addition, the maximum number of common shares issued to insiders under the DSU Plan, together with any common shares issued to insiders pursuant to any other security-based compensation arrangement of the Company within any one year period, will not exceed 10% of the total number of outstanding common shares.

Transferability

No right to receive payment of deferred compensation or retirement awards shall be transferable or assignable by any participant under the DSU Plan except by will or laws of dissent and distribution.

Amendments to the DSU Plan

Following receipt of the shareholder approval contemplated hereunder, the board of directors may at any time, and from time to time, and without shareholder approval, amend any provision of the DSU Plan, subject to any regulatory or stock exchange requirement at the time of such amendment, including, without limitation:

(a)	for the purposes of making formal minor or technical modifications to any of the provisions of the DSU Plan including amendments of a “clerical” or “housekeeping” nature;

(b)	to correct any ambiguity, defective provision, error or omission in the provisions of the DSU Plan;

(c)	amendments to the termination provisions of the DSU Plan;

(d)	amendments necessary or advisable because of any change in application securities laws;

(e)	amendments to the transferability of DSUs;

(f)	amendments relating to the administration of the DSU Plan; or

(g)	any other amendment, fundamental or otherwise, not requiring shareholder approval under applicable laws or the rules of the TSX;

provided, however, that:

(h)
no such amendment of the DSU Plan may be made without the consent of each affected participant in the DSU Plan if such amendment would adversely affect the rights of such affected participant(s) under the DSU Plan; and

(i)	shareholder approval shall be obtained in accordance with the requirements of the TSX for any amendment:
(i)	to increase the maximum number of common shares which may be issued under the DSU Plan;
(ii)	to the amendment provisions of the DSU Plan; or
(iii)	to the definition of “Participant”.

Approximation of the Number of DSUs to Non-Employee Directors

Subject to the limits on insider participation as described above, the number of DSUs that a non-employee director may receive under the DSU Plan is in the discretion of our Compensation Committee and therefore cannot be determined in advance.  Because the DSU Plan was only adopted by our board of directors in May 2013, no DSUs were allocable during the last fiscal year, and as of May 9, 2013, no DSUs have been granted.

The TSX has conditionally approved the treasury-based aspects of the DSU Plan, subject to approval of the shareholders.

Proposed Resolution

At our Annual Meeting, or any adjournment thereof, shareholders will be asked to consider and if deemed appropriate, pass, with or without variation, the following resolution:

“BE IT RESOLVED, AS AN ORDINARY RESOLUTION OF SHAREHOLDERS, THAT:

(a)
The non-employee director deferred share unit plan (“DSU Plan”) of Response Biomedical Corp. (the “Company”) as presented to the shareholders of the Company at the Annual and Special Meeting of shareholders on June 18, 2013, be and is hereby approved and adopted.

(b)	All unallocated deferred share units under the DSU Plan that are to be satisfied in common shares of the Company be and hereby are approved.

(c)
The Company have the ability to continue granting deferred share units under the DSU Plan that are to be satisfied in common shares of the Company until June 18, 2016, which is the date that is three years from the date of the shareholder meeting at which shareholder approval is being sought.

(d)
Any officer or director of the Company be and is hereby authorized to do such things and to sign, execute and deliver all documents that such director and officer may, in their discretion, determine to be necessary in order to give full effect to the intent and purpose of this resolution.”

Required Vote

A majority of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to adopt the DSU Plan.  Unless such authority is withheld, the management representatives designated in the enclosed form of proxy intend to vote for the approval of the foregoing resolution.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADOPTION OF THE DSU PLAN.

The board of directors believes it would be advisable and in the best interests of Company to adopt the DSU Plan as proposed. The board of directors believes that the DSU Plan is an important tool in assisting the Company in the recruitment and retention of qualified persons to serve on the board of directors and, through the proposed issuance by the Company of common shares under the DSU Plan, to promote better alignment of the interests of directors and the long-term interests of shareholders.

PROPOSAL 6

REMOVAL OF INSIDER PARTICIPATION LIMITS FROM RESTRICTED SHARE UNIT PLAN

At our Annual Meeting, the shareholders will be asked to approve an ordinary resolution removing insider participation limits from the RSU Plan.

Section 11.2 of the RSU Plan limits the number of common shares which may be issued to “Insiders” (as that term is defined by the TSX in relation to security based compensation arrangements) under the RSU Plan (together with all of the Company’s other previously established or proposed share compensation arrangements) to: (i) in the aggregate, 10% of the issued and outstanding common shares of the Company at any time, and (ii) within a one-year period, 10% of the issued and outstanding common shares of the Company.  In August 2012, the Company exceeded these limits as the aggregate number of common shares which may be issued to Insiders upon exercise of currently outstanding stock options is currently 15%.

The Company relies on share compensation for its directors and officers as part of an effort to conserve cash to fund the Company’s growth.  The limits on Insider participation under the RSU Plan may limit the Company’s ability to attract individuals with the requisite skills and experience to meet the Company’s needs without incurring cash expense.  Therefore, the board of directors is proposing to remove the limits on Insider participation in the RSU Plan set out above.

TSX rules require that disinterested shareholder approval within the meaning of the rules of the TSX rules must be given to remove the Insider participation limits set forth in the RSU Plan.  Therefore, 4,139,589 common shares held by Insiders of the Company entitled to participate in the RSU Plan will not be counted for purposes of approving this resolution. A complete copy of the RSU Plan is attached to this information circular as Appendix “C”.

Proposed Resolution

At our Annual Meeting, or any adjournment thereof, disinterested shareholders within the meaning of the TSX rules will be asked to consider and if deemed appropriate, pass, with or without variation, the following resolution:

“BE IT RESOLVED, AS AN ORDINARY RESOLUTION OF DISINTERESTED SHAREHOLDERS, THAT:

(c)
The amendments to the Restricted Share Unit Plan of Response Biomedical Corp. (the “Company”) to remove the insider participation limits as presented to the shareholders of the Company at the Annual and Special Meeting of shareholders on June 18, 2013, be and are hereby approved and adopted.

(d)
Any officer or director of the Company be and is hereby authorized to do such things and to sign, execute and deliver all documents that such director and officer may, in their discretion, determine to be necessary in order to give full effect to the intent and purpose of this resolution.”

Required Vote

A majority of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the proposed amendments to the RSU Plan, excluding all shares held by persons who are Insiders of the Company eligible to participate in the RSU Plan.  Unless such authority is withheld, the management representatives designated in the enclosed form of proxy intend to vote for the approval of the foregoing resolution.

The TSX has conditionally approved the foregoing amendments to the RSU Plan, subject to approval of the shareholders.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE FOREGOING AMENDMENTS TO THE RSU PLAN TO REMOVE THE INSIDER PARTICIPATION LIMITS.

The board of directors believes it would be advisable and in the best interests of the Company to approve the amendments to the RSU Plan as proposed. The board of directors believes that removing the Insider participation limits from the RSU Plan will enable the Company to conserve cash resources to fund growth.

PROPOSAL 7

REMOVAL OF INSIDER PARTICIPATION LIMITS FROM NON-EMPLOYEE DIRECTOR SHARE UNIT PLAN

At our Annual Meeting, the shareholders will be asked to approve an ordinary resolution removing insider participation limits from our Non-Employee Deferred Share Unit Plan.

Section 6.2 of the DSU Plan limits the number of common shares which may be issued to “Insiders” (as that term is defined by the TSX in relation to security based compensation arrangements) under the DSU Plan (together with all of the Company’s other previously established or proposed share compensation arrangements) to: (i) in the aggregate, 10% of the issued and outstanding common shares of the Company at any time, and (ii) within a one-year period, 10% of the issued and outstanding common shares of the Company.  In August 2012, the Company exceeded these limits as the aggregate number of common shares which may be issued to Insiders upon exercise of currently outstanding stock options is currently 15%.

The Company relies on share compensation for its directors and officers as part of an effort to conserve cash to fund the Company’s growth.  The limits on Insider participation under the DSU Plan may limit the Company’s ability to attract individuals with the requisite skills and experience to meet the Company’s needs without incurring cash expense.  Therefore, the board of directors is proposing to remove the limits on Insider participation in the DSU Plan set out above.

TSX rules require that disinterested shareholder approval within the meaning of the rules of the TSX rules must be given to remove the Insider participation limits set forth in the DSU Plan.  Therefore, 4,139,589 common shares held by Insiders of the Company entitled to participate in the DSU Plan will not be counted for purposes of approving this resolution. A complete copy of the DSU Plan is attached to this information circular as Appendix “D”.

Proposed Resolution

At our Annual Meeting, or any adjournment thereof, disinterested shareholders within the meaning of the TSX rules will be asked to consider and if deemed appropriate, pass, with or without variation, the following resolution:

“BE IT RESOLVED, AS AN ORDINARY RESOLUTION OF DISINTERESTED SHAREHOLDERS, THAT:

(a)
The amendments to the Non-Employee Director Deferred Share Unit Plan of Response Biomedical Corp. (the “Company”) to remove the insider participation limits as presented to the shareholders of the Company at the Annual and Special Meeting of shareholders on June 18, 2013, be and are hereby approved and adopted.

(b)
Any officer or director of the Company be and is hereby authorized to do such things and to sign, execute and deliver all documents that such director and officer may, in their discretion, determine to be necessary in order to give full effect to the intent and purpose of this resolution.”

Required Vote

A majority of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the proposed amendments to the DSU Plan, excluding all shares held by persons who are Insiders of the Company eligible to participate in the DSU Plan.  Unless such authority is withheld, the management representatives designated in the enclosed form of proxy intend to vote for the approval of the foregoing resolution.

The TSX has conditionally approved the foregoing amendments to the DSU Plan, subject to approval of the shareholders.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE FOREGOING AMENDMENTS TO THE DSU PLAN TO REMOVE THE INSIDER PARTICIPATION LIMITS.

The board of directors believes it would be advisable and in the best interests of the Company to approve the amendments to the DSU Plan as proposed. The board of directors believes that removing the Insider participation limits from the DSU Plan will enable the Company to conserve cash resources to fund growth.

PROPOSAL 8

APPROVAL OF PRIOR STOCK OPTION GRANTS

At our Annual Meeting, shareholders will be asked to approve the prior stock option grants to the members of our board of directors, as well as Messrs. Jeffrey L. Purvin, William J. Adams and Timothy P. Shannon.

In 2012 and 2013, the board of directors granted the options set forth in the table below.  The options were granted subject to the terms and conditions of the Plan.  Because these grants caused the Company to exceed Insider participation limit set out in the Plan, the underlying options may not be exercised unless and until the Insider participation limits are removed from the Plan, and the grants are approved by shareholders.  The table below sets out the number of stock option grants that were granted in excess of the insider participation limits set out in the Plan.  If these option grants are not ratified by shareholders, they will be cancelled by the Company.

Recipient	Number of Options	Exercise Price	Grant Date	Expiry Date
Dr. Anthony F. Holler, Director	20,000(1)	$3.10	March 14, 2013	March 14, 2023
Dr. Joseph D. Keegan, Director	20,000(1)	$3.10	March 14, 2013	March 14, 2023
Mr. Clinton H. Severson, Director	20,000(1)	$3.10	March 14, 2013	March 14, 2023
Mr. Lewis J. Shuster, Director	20,000(1)	$3.10	March 14, 2013	March 14, 2023
Dr. Peter A. Thompson, Director	20,000(1)	$1.02	December 5, 2012	December 5, 2022
	20,000(1)	$3.10	March 14, 2013	March 14, 2023
Dr. David Wang, Director	20,000(1)	$3.10	March 14, 2013	March 14, 2023
Dr. Jonathan Wang, Director	8,426(1)	$1.60	August 13, 2012	August 13, 2022
	20,000(1)	$3.10	March 14, 2013	March 14, 2023
Mr. Jeffrey L. Purvin, CEO	126,391(2)	$1.60	August 13, 2012	August 13, 2022
Mr. William J. Adams, CFO	27,174(2)	$1.60	August 13, 2012	August 13, 2022
Mr. Timothy P. Shannon, Senior Vice-President, Worldwide Sales and Marketing	16,852(2)	$1.60	August 13, 2012	August 13, 2022
TOTAL	338,843

(1)      Options vest 100% on the first anniversary of the grant date.
(2)      Options vest 25% on the first anniversary of the grant date, 1/48th per month over the following 36 months.

TSX rules require that disinterested shareholder approval within the meaning of the rules of the TSX rules must be given to ratify the foregoing option issuances.  Therefore, 4,139,589 common shares held by Insiders of the Company entitled to participate in the Amended Option Plan will not be counted for purposes of approving this resolution.

Proposed Resolution

At our Annual Meeting, or any adjournment thereof, shareholders will be asked to consider and if deemed appropriate, pass, with or without variation, the following resolution:

“BE IT RESOLVED, AS AN ORDINARY RESOLUTION OF DISINTERESTED SHAREHOLDERS, THAT:

(a)
The grant of options to purchase common shares to members of the board of directors and certain members of management as presented to the shareholders of the Company at the Annual and Special Meeting of shareholders on June 18, 2013 and as set out in the management information circular, be and are hereby approved and ratified.

(b)
Any officer or director of Response Biomedical Corp. be and is hereby authorized to do such things and to sign, execute and deliver all documents that such director and officer may, in their discretion, determine to be necessary in order to give full effect to the intent and purpose of this resolution.”

Required Vote

A majority of the votes of the shares present in person or represented by proxy at our Annual Meeting and entitled to vote on the foregoing resolution is required to approve the options issuances to members of the board of directors and certain members of management, excluding all shares held by persons who are Insiders of the Company eligible to participate in the Amended Option Plan.  Unless such authority is withheld, the management representatives designated in the enclosed form of proxy intend to vote for the approval of the foregoing resolution.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF OPTION GRANTS TO MEMBERS OF THE BOARD OF DIRECTORS AND CERTAIN MEMBERS OF MANAGEMENT.

Our board of directors believes it would be advisable and in the best interests of the Company to approve and ratify the option grants noted above for members of the board of directors and certain members of management.  Our board of directors believes that Messrs. Purvin, Adams and Shannon, who are important members of the Company’s management team, and the members of the board of directors bring unique skills and value to the Company.  Retaining their services should be a priority for shareholders, and aligning their interests with those of shareholders through the issuance of options is an important element of our board of directors’ overall compensation philosophy for officers and the board of directors of the Company.

PROPOSAL 9

APPOINTMENT OF AUDITORS

At our Annual Meeting, shareholders will be asked to ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the year ending December 31, 2013.

Our Audit Committee has recommended, and our board of directors has appointed PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2013. PwC was first appointed auditor of the Company on June 19, 2012. Our board of directors has conditioned its appointment of PwC as our independent registered public accounting firm upon the receipt of an affirmative vote of a majority of the shares properly cast at our Annual Meeting.  Shareholders will be asked to consider and, if thought appropriate, ratify the appointment of PricewaterhouseCoopers LLP as our auditors to hold office until our next annual general meeting at remuneration to be fixed by our board of directors.

Representatives of PwC will be present at our Annual Meeting and will be available to respond to appropriate questions from shareholders.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of Our Independent Auditors

Our Audit Committee has established a policy that requires that all audit and permissible non-audit services provided by our independent auditors be pre-approved by the Audit Committee.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors.  Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.  Our independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

Required Vote

A majority of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the appointment of auditors is required to ratify the appointment of PwC as our auditors.  Unless such authority is withheld, the management representatives designated in the enclosed form of proxy intend to vote for the approval of the foregoing resolution.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF PWC AS OUR AUDITORS TO HOLD OFFICE UNTIL OUR NEXT ANNUAL GENERAL MEETING.

Report of the Audit Committee

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2012.

The purpose of the Audit Committee is to assist the Company’s board of directors in its general oversight of the financial reporting, internal controls and audit functions.  The Audit Committee has reviewed and discussed the consolidated financial statements with management and PwC, the Company’s independent registered public accounting firm, for the year ended December 31, 2012.  Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13A-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting.  PwC is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States of America.

The Audit Committee held seven meetings during 2012.  The committee met privately in executive session with Ernst & Young or PwC as part of each meeting where quarterly or annual financial statements were discussed.  The committee chair held private meetings with the chief financial officer and with representatives of PwC.

The Audit Committee has discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”  In addition, PwC has provided the Audit Committee with the written disclosures and the letter required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence.”  In connection with the foregoing, the Audit Committee has discussed with PwC their firm’s independence.

Based on their review of the consolidated financial statements and discussions with, and representations from, management and PwC referred to above, the Audit Committee recommended to the Company’s board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the U.S. Securities and Exchange Commission.

May 17, 2013	AUDIT COMMITTEE

Lewis J. Shuster
Anthony F. Holler, M.D.
Clinton H. Severson

 Principal Accounting Fees and Services

In connection with the audit of our 2012 financial statements, we entered into an engagement agreement in 2012 with PwC, which set forth the terms by which PwC has performed audit services for us.  Our previous auditors, Ernst & Young LLP, performed audit services for us during 2011 and performed an interim review for the quarter ended March 31, 2012.

The following table sets forth the aggregate fees agreed to by us for the annual and statutory audits for the years ended December 31, 2012 and 2011, and all other fees paid by us to PwC and Ernst & Young during 2012 and to Ernst & Young in 2011:

	For the years ended December 31,
	2012	2011
Audit fees	$142,883	$393,016
Audit-related fees	-	-
Tax fees	17,609	-
All other fees	-	60,210
Totals	$160,491	$453,226

Audit Fee.  Audit fees for the year ended December 31, 2012 were for professional services provided in connection with the audit of our annual consolidated financial statements, interim reviews of our quarterly consolidated financial statements, and review of regulatory filings for the year ended December 31, 2012.  Audit fees for the year ended December 31, 2011 were for professional services provided in connection with the audit of our annual consolidated financial statements, interim reviews of our quarterly consolidated financial statements for the quarters ended June 30, 2011 and September 30, 2011, restatement of our financial statements for the year ended December 31, 2010, accounting matters directly related to the annual audits, and audit services provided in connection with other statutory or regulatory filings.

Audit Related Fees.  There were no audit related fees for the years ended December 31, 2012 and 2011.

Tax Fees.  Tax fees represent fees incurred for tax advice provided in connection with the establishment of our Representative Office in China.

All Other Fees.  All other fees for the year ended December 31, 2011 were for professional services provided in the French translations of our audited financial statements for the year ended December 31, 2010 and our unaudited financial statements for the quarters ended June 30, 2011 and September 30, 2011 together with the notes and related management’s discussion and analysis in connection with our rights offering.

All audit fees relating to the audit for the financial year ended December 31, 2012, were approved in advance, or were ratified, by our Audit Committee.

PROPOSAL 10

ADVISORY VOTE ON EXECUTIVE COMPENSATION

At our Annual Meeting, shareholders will be asked to approve, on an advisory basis, the compensation of our named executive officers as described in this information circular, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and specifically Section 14A of the Exchange Act.  This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers.

Compensation Program and Philosophy

Our executive compensation program is designed:

●	to attract and retain talented and experienced executives;

●	to motivate and reward executives whose knowledge, skills and performance are critical to our success;

●	to ensure fairness among the executive management team by recognizing the contributions each executive makes to our success; and

●	to incentivize our executives to manage our business to meet our long-term objectives and the long-term objectives of our stockholders.

Under this program, our named executive officers are rewarded for the achievement of specific short-term and long-term goals that enhance shareholder value. Shareholders are urged to read the Executive Compensation section of this information circular, which describes our executive compensation program and contains information about the fiscal year 2012 compensation of our named executive officers. The Compensation Committee and our board of directors believe that our compensation design and practices are effective in implementing our executive compensation goals.

Proposed Resolution

At our Annual Meeting, or any adjournment thereof, shareholders will be asked to consider and if deemed appropriate, pass, with or without variation, the following resolution:

“BE IT RESOLVED, AS AN ORDINARY RESOLUTION OF SHAREHOLDERS, THAT:

(a)
The shareholders approve, on an advisory basis in a non-binding vote, the compensation of Response Biomedical Corp. named executive officers as disclosed in this information circular pursuant to Item 402 of Regulation S-K, including information under the caption “Executive Compensation,” the tabular disclosure regarding executive compensation and the accompanying narrative disclosures set forth in the information circular relating to Response Biomedical’s 2013 Annual and Special Meeting of Shareholders.”

(b)
Any officer or director of Response Biomedical Corp. be and is hereby authorized to do such things and to sign, execute and deliver all documents that such director and officer may, in their discretion, determine to be necessary in order to give full effect to the intent and purpose of this resolution.”

Required Vote

A majority of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the advisory vote on executive compensation is required to approve, on an advisory basis, the compensation of our named executive officers.  Unless such authority is withheld, the management representatives designated in the enclosed form of proxy intend to vote for the approval of the foregoing resolution.

Even though this say-on-pay vote is advisory and, therefore, will not be binding on us, our compensation committee and our board of directors value the opinions of our shareholders. Accordingly, to the extent there is a significant vote against the compensation of our named executive officers, we will consider our shareholders’ concerns, and the compensation committee will evaluate what actions may be necessary or appropriate to address those concerns.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS INFORMATION CIRCULAR.

PROPOSAL 11

ADVISORY VOTE ON THE FREQUENCY OF AN
ADVISORY VOTE ON EXECUTIVE COMPENSATION

At our Annual Meeting, shareholders will be asked to provide their input with regard to the frequency of future shareholder advisory votes on our executive compensation programs, such as Proposal Number 10 of this information circular, as required by the Dodd-Frank Act and specifically, Section 14A of the Exchange Act.  In particular, we are asking whether the advisory vote on executive compensation should occur once every year, every two years or every three years.

After considering this agenda item, our board of directors has determined that an advisory vote every three years on executive compensation is the most appropriate alternative for the Company.  The board of director’s determination was influenced by (i) our executive compensation program is designed to support long-term value creation, and a vote every three years will allow shareholders to better judge our executive compensation program in relation to our long-term performance, (ii) will provide us with the time to thoughtfully respond to shareholders' sentiments and implement any necessary changes and (iii) we will continue to engage with our shareholders regarding our executive compensation program during the period between shareholder votes.  Accordingly, our board of directors recommends that the advisory vote on executive compensation be held every three years.

Proposed Resolution

At our Annual Meeting, or any adjournment thereof, shareholders will be asked to consider and if deemed appropriate, pass, with or without variation, the following resolution:

“BE IT RESOLVED, AS AN ORDINARY RESOLUTION OF SHAREHOLDERS, THAT:

(a)
The option of once every year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which Response Biomedical Corp. is to hold an advisory vote by shareholders to approve the compensation of Response Biomedical Corp. named executive officers as disclosed in this information circular pursuant to Item 402 of Regulation S-K, including information under the caption “Executive Compensation,” the tabular disclosure regarding executive compensation and the accompanying narrative disclosures set forth in this information circular relating to Response Biomedical’s 2013 Annual and Special Meeting of Shareholders.

(b)
Any officer or director of Response Biomedical Corp. be and is hereby authorized to do such things and to sign, execute and deliver all documents that such director and officer may, in their discretion, determine to be necessary in order to give full effect to the intent and purpose of this resolution.”

Required Vote

A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the frequency of advisory vote is required to set the frequency with which shareholders are provided an advisory vote on executive compensation.  If no contrary indication is made, Proxies in the accompanying form are to be voted for the option of once every three years as the frequency for an advisory vote on executive compensation.

Even though your vote is advisory and, therefore, will not be binding on us, the board of directors and the Compensation Committee value the opinions of our shareholders and will consider our shareholders’ vote. Nonetheless, our board of directors may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option voted by our shareholders.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE OPTION OF ONCE EVERY THREE YEARS AS THE FREQUENCY WITH WHICH SHAREHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

EXECUTIVE COMPENSATION

Our Executive Officers

The following table sets forth the name and position of each of the persons who were serving as our named executive officers as of December 31, 2012.

Name	Age	Position
Jeffrey L. Purvin.	61	Chief Executive Officer
William J. Adams	51	Chief Financial Officer
Timothy P. Shannon	48	Senior Vice President Worldwide Sales & Marketing
Barbara Kinnaird Steen, Ph.D.	46	Vice President
Patricia Massitti	52	Vice President, Human Resources & Corporate Communications
Anastasios Tsonis	33	Corporate Controller

Jeffrey L. Purvin, Chief Executive Officer

A biography for Mr. Jeffrey L. Purvin can be found in the section entitled “Proposal 1 – Election of Directors” above.

William J. Adams, CA, Chief Financial Officer

Mr. William J. Adams is a Chartered Accountant with over 20 years of strategic financial management experience in both public and private companies.   He was Chief Financial Officer of CellFor Inc., a privately held forestry biotechnology company that manufactures tree seedlings for international markets from August 2008 to August 2012.  Prior to his position at CellFor, Mr. Adams was the Chief Financial Officer of a privately held bio-pharmaceutical company, Patos Therapeutics Inc. from January 2007 to August 2008. Prior to his tenure at Patos, he was Chief Financial Officer with the publicly listed bio-pharmaceutical company, AnorMED Inc., from its start up, to IPO and through to its successful sale to a U.S.-based international bio-pharmaceutical company.  Before joining AnorMED in 1996, Mr. Adams was Chief Financial Officer of Epic Data International Inc., a TSX listed technology company with an international customer base for its manufacturing hardware and software system solutions, and prior to that he was an audit manager with KPMG.  He is a Chartered Accountant and holds a Bachelor of Commerce Degree from the University of British Columbia.

Timothy P. Shannon, Senior Vice President World Wide Sales and Marketing

Mr. Timothy P. Shannon has 25 years of experience in sales and marketing of medical devices and services.  Mr. Shannon has held senior management positions at successful companies ranging in size and stage from Fortune 50 to pre-commercialization start-up endeavors.  From December 2010 to July 2012, Mr. Shannon held the position of Vice President, Vascular at Teleflex, Inc. where he was responsible for the management of its $225M vascular access portfolio.  While at Teleflex, Inc., he led a team of 100+ employees and was directly responsible for driving strategic initiatives that produced a 14.2% year over year Divisional revenue growth performance in the first quarter of 2012.  Previously, from December 2009 to December 2010, he was the Vice President of Worldwide Sales and Marketing at Svelte Medical Systems, from January 2008 to December 2009, he was President of Mentice, Inc., from 2004 to 2006, he was Vice President of Sales for North America and Europe at VisualSonics, Inc. and from July 1996 to November 2004, he was Vice President of Worldwide Sales at Datascope Corp.  Mr. Shannon brings a tremendous amount of Global Sales, Marketing and Operational Management experience to Response Biomedical Corp.

Barbara Kinnaird Steen, Ph.D., Vice President

Dr. Barbara Kinnaird Steen has over 20 years of research and business experience primarily in the fields of infectious diseases and point of care (POC). Since joining Response Biomedical Corp. in August 2004, Dr. Kinnaird has held several key management positions including responsibilities for Product Development, Quality, Regulatory, Manufacturing and Sales. During Dr. Kinnaird’s tenure in these positions, she has improved the product design control, operational efficiencies, cost reduction, gross margins and sales. Additionally under her direction she managed to place the Company in a compliance position that supports sales in several global jurisdictions such as Japan, United States and Canada. Previously, Dr. Kinnaird consulted for the Proteomics division of Incyte Genomics Inc. Dr. Kinnaird holds a Ph.D. in Microbiology and Immunology from the University of British Columbia at the B.C. Children’s Hospital in the Department of Pediatrics.  She conducted her post-doctoral research at the Michael Smith Laboratories in genomics and gene expression profiling, in collaboration with the B.C. Genome Sciences Centre.

Patricia Massitti, CHRP, Vice President, Human Resources and Corporate Communications

Ms. Patricia Massitti is a Certified Human Resource Professional with over 25 years of business and human resource experience.  She has successfully instituted recruitment and training plans, compensation programs, leadership development programs, mentoring and coaching, organizational design and benefit programs.  She also has been involved in the effective integration of human resource policies and cultural coordination following acquisitions and mergers.  Since, May 2009, Ms. Massitti has held key management positions at Response Biomedical Corp. including her current position of Vice President, Human Resources and Corporate Communications.  She held the position of Corporate Secretary from August, 2011 to August, 2012.  From November, 2006 to August, 2008, Ms. Massitti was Human Resources Manager at Hostway Corporation, a technology service company based in Chicago, IL.  From April, 2005 to November, 2006, she held the position of Executive Compensation Manager at Intrawest.  From September, 2002 to March, 2005, she held the position of Country Human Resources Manager for Baker Hughes.    Ms. Massitti’s experience has focused on providing the foundation and support to create an environment of success for an organization.

Anastasios Tsonis, CA, Corporate Controller

Mr. Anastasios Tsonis is a Chartered Accountant with six years of experience in domestic and international financial management, serving both private and public entities.  He worked in public accounting with Ernst & Young from 2006 through 2012, qualifying as a Chartered Accountant in their assurance practice in 2009.  Mr. Tsonis brings a wealth of experience and talent to Response Biomedical, including his aptitude for instituting effective process improvement plans, leading teams through multi-million dollar audits, and performing multifaceted exercises in budgeting and analysis as well as financial reporting.  In his current role Mr. Tsonis manages a team of accounting professionals and is a key member of Response’s Senior Management Team.

Executive Compensation

The following table provides information regarding the compensation earned during the fiscal years ended December 31, 2012 and 2011 by our chief executive officer and our other two most highly compensated executive officers who were employed by us as of December 31, 2012.  We refer to our chief executive officer and these other executive officers as our “named executive officers” elsewhere in this document.

NEO Name and Principal Position	Year	Salary ($)		Option Awards ($)	All Other Compensation ($)	Total ($)
Jeffrey L. Purvin (1)	2012	193,725		420,000	67,461	681,186
Chief Executive Officer
Peter A. Thompson (2)	2012	202,868	(3)	317,199	—	520,067
Chairman of the Board and Interim Chief Executive Officer	2011	151,373	(4)	—	—	151,373
Barbara R. Kinnaird Steen	2012	180,000		116,100	—	296,100
Vice President	2011	163,333		—	50,000	213,333
Patricia Massitti	2012	165,000		90,000	—	255,000
Vice President Human Resources & Corporate Communication	2011	149,375		—	25,000	174,375

(1)	Mr. Purvin was appointed our CEO on July 25, 2012.
(2)	Dr. Thompson became our interim chief executive officer following Mr. Kay's resignation on August 12, 2011 through to July 25, 2012 when Mr. Purvin was appointed CEO.
(3)	Includes $24,250 in director compensation and $127,123 in compensation as interim CEO for the year 2011.
(4)	Includes $24,600 in management consulting fees paid prior to appointment and $169,125 in compensation as CEO for the year 2012.

Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each of the named executive officers as of the fiscal year ended December 31, 2012, including the value of the stock awards.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Jeffrey L. Purvin	-	300,000	(1)	1.60	13-Aug-2022
Peter A. Thompson	166,666	-		2.20	2-Apr-2022
Barbara R. Kinnaird Steen		64,500		2.20	2-Apr-2022
	184	553		8.20	1-Dec-2015
	100	-		$24.00	2-Dec-2013
	93	94		$23.00	10-Dec-2014
Patricia L. Massitti	-	50,000		2.20	2-Apr-2022
	225	225		16.00	10-Dec-2014
	106	313		8.20	1-Dec-2015

(1)      Includes options subject to shareholder approval as set out in Proposal 8.

Employment Arrangements and Change of Control Arrangements

Employment Agreement – Jeffrey L. Purvin

On April 10, 2012, Jeffrey L. Purvin signed an employment agreement, or the Agreement, to become our chief executive officer, effective May 1, 2012, or as soon as Mr. Purvin can secure the necessary work permits to perform the duties of the position. On June 20, 2012, Mr. Purvin entered into a Consulting Agreement to provide services as an independent management consultant for an initial term of three (3) months or such earlier date Mr. Purvin was able to assume his role as CEO having obtained the necessary work permit to work in Canada. Under the Consulting Agreement, Mr. Purvin was paid: a monthly fee of $30,750; reimbursement of medical and dental costs actually and reasonably incurred up to a total maximum of $15,000; and reimbursement for reasonable expenses incurred in the performance of his duties. On July 25, 2012, Mr. Purvin obtained the necessary work permit to work in Canada and by board consent resolution was appointed chief executive officer and member of our board of directors for a term to continue until terminated. Under the Agreement, Mr. Purvin will be paid: an annual salary in the amount of $369,000; is eligible to participate in the 2008 Stock Option Plan, with an initial grant of an option to purchase up to 300,000 shares of the Company; is eligible to participate in our short-term incentive plan with a target incentive bonus up to 40% of base compensation annually; and is eligible to participate in the Company’s employee medical, dental and life insurance plans. In addition to these plans, the Company will pay up to $1,500 per year towards a medical and dental plan for Mr. Purvin’s son, and the Company will also pay up to $20,000 per year towards Mr. Purvin’s US health benefit plan.  Under the Agreement, the Company will reimburse Mr. Purvin for reasonable expenses in the furtherance of or in connection with the performance of his duties. The Agreement also provides relocation assistance up to $59,000 to allow Mr. Purvin to relocate his primary residence to the Vancouver area and reimbursement of up to $10,000 for independent legal advice prior to execution of the Agreement. The Agreement provides for salary continuation equal to twelve (12) months’ salary plus a pro-rated incentive payment based on the last incentive payment made, and continuation of twelve (12) months’ paid medical and dental benefits in the event that the Company terminates Mr. Purvin’s employment without cause.  The agreement allows Mr. Purvin to resign from his position by providing the Company with two (2) weeks written notice of resignation.

We have no written employment or severance agreements with any other named executive officer.

Compensation of Directors

Effective July 1, 2011, non-management board members received an annual retainer of $15,000 and board of director meeting fees of $1,500 for attendance in person and $500 for attendance by teleconference.  In addition, the Chairman and Committee Chairs received an annual stipend of $5,000 except for the Chair of the Audit Committee, who received an annual stipend of $20,000.

The following table sets forth summary information concerning compensation paid or accrued for services rendered to us in all capacities to the non-employee members of the Board for the fiscal year ended December 31, 2012.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Anthony F. Holler	26,000	36,000	62,000
Joseph D. Keegan	23,000	36,000	59,000
Clinton H. Severson	24,500	36,000	60,500
Lewis J. Shuster	43,750	36,000	79,750
Peter A. Thompson	28,500	317,199	345,699
David G. Wang	18,500	36,000	54,500
Jonathan Wang (1)	10,532	28,000	38,532

(1)	Dr. Jonathan Wang joined the Board effective August 7, 2012.

RELATED PERSON TRANSACTIONS AND
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Related Person Transactions

Consulting Fees for Director

The Company incurred $174,368 of consulting fees to Peter Thompson, a member of our board of directors, for the year ended December 31, 2012 during his tenure as interim Chief Executive Officer.

OrbiMed Transaction

On December 29, 2011, the Company completed a rights offering of which affiliates of OrbiMed Advisors LLC (“OrbiMed”) participated by purchasing a total of 3.35 million shares for $5 million (the “OrbiMed Transaction”).  After giving effect to this transaction, the Company became a controlled affiliate of OrbiMed.

Prior to completing the rights offering, the Company entered into a Note Purchase Agreement with affiliates of OrbiMed pursuant to which such affiliates have agreed to loan up to $2 million by way of a secured debt financing. Concurrently with the execution and delivery of the Note Purchase Agreement, the Company drew down $275,000. In connection with the funds drawn, interest charges of $1,245 were incurred in addition to a commitment fee of $80,000.  These charges are recorded as interest expenses on the consolidated statement of loss.  The initial amount drawn down of $275,000 was repaid in full on December 29, 2011 with proceeds from the completion of the rights offering.  The agreement granted the affiliates the right to elect one (1) director (for a total of three (3)).

In connection with the rights offering and Note Purchase Agreement, the Company incurred and paid legal costs of $152,548 on behalf of affiliates of OrbiMed.

On June 27, 2010, the Company completed a subscription agreement which provided for purchase of 666,666 shares of the Company at $12.00 by affiliates of OrbiMed.  This financing resulted in gross proceeds of $8,000,000 before share issuance costs of $525,080 for net proceeds of $7,474,920.  The agreement granted the purchasers the right to elect (2) two directors.  Peter A. Thompson, M.D. and Jonathan Wang were the initial directors elected under the terms of this agreement.

No Other Interests of Insiders

Except as described above, none of the principal shareholders, senior officers or directors of the Company or the proposed nominees for election as directors of the Company, or any of their associates or subsidiaries, has any other interest in any other transaction since January 1, 2012 or any other proposed transaction that has materially affected or would materially affect the Company or its subsidiaries.

We believe that all of the transactions described above were on terms at least as favorable to us as they would have been had we entered into those transactions with unaffiliated third parties.

Interest of Certain Persons in Matters to Be Acted Upon

Except to the extent directors and officers of the Company may participate in the Plan, RSU Plan and DSU Plan, and for the direct interest of members of the board of directors and certain members of management in the approval of certain stock options granted to them as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors or the appointment of auditors. For the purpose of this paragraph, “Person” shall include each person or company: (a) who has been a director or executive officer of the Company at any time since the commencement of the Company’s last financial year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person or company included in subparagraphs (a) or (b).

Directors’ and Officers’ Liability Insurance

The Company maintains directors’ and officers’ liability insurance.  Under this insurance coverage, the insurer pays, on the Company’s behalf, for losses for which the Company indemnifies its directors and officers and, on behalf of individual directors and officers, losses arising during the performance of their duties for which the Company does not indemnify them.  The total limit for the policy is $15,000,000 USD per policy term, subject to a deductible of $50,000 per claim with respect to corporate indemnity provisions and $100,000 if the claim relates to securities law claims.  The insurance policy does not distinguish between directors and officers as separate groups.

Policy Concerning Audit Committee Approval of Related Person Transactions

Our board of directors and Audit Committee has adopted a formal policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of our Audit Committee, or other independent members of our board of directors if it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal shareholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our Audit Committee for review, consideration and approval.  In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

In December 2011, our Pricing Committee negotiated the OrbiMed Transaction, with input from the independent members of our Audit Committee as well as the other independent members of our board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, directors, officers and beneficial owners of ten percent or more of our common stock (the “Reporting Persons”), are required to report to the SEC on a timely basis the initiation of their status as a Reporting Person and any changes regarding their beneficial ownership of our common stock.  The Company believes that, during 2011, the Reporting Persons complied with all applicable Section 16(a) filing requirements.

Indebtedness of Directors and Executive Officers

As at the date of this information circular, no executive officer, director, employee or former executive officer, director or employee of the Company or any of its subsidiaries is indebted to the Company, or any of its subsidiaries, nor are any of these individuals indebted to another entity which indebtedness is the subject of a guarantee, support agreement, letter of credit or another similar arrangement or understanding provided by the Company, or any of its subsidiaries.

SECURITY OWNERSHIP

The following table sets forth information as of April 30, 2013 regarding the beneficial ownership of our common stock by (i) each person we know to be the beneficial owner of 5% or more of our common shares, (ii) each of our current executive officers, (iii) each of our directors and (iv) all of our current executive officers and directors as a group.  Information with respect to beneficial ownership has been furnished by each director, executive officer or 5% or more shareholder, as the case may be. Percentage of beneficial ownership is calculated based on 6,574,408 common shares outstanding as of April 30, 2013.  Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of April 30, 2013.  Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.  Unless otherwise noted, the address for each person set forth on the table below is c/o Response Biomedical Corp., 1781 – 75th Avenue W, Vancouver, BC, V6P 6P2, Canada.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)
5% Shareholder:
OrbiMed Advisors LLC (1)(2)(3)	7,430,485	74.9
Executive Officers and Directors:
William J. Adams (4)	11,100	*
Anthony F. Holler, M.D. (5)	45,025	*
Joseph D. Keegan, Ph.D. (6)	20,000	*
Barbara Kinnaird-Steen, Ph.D. (7)	35,707	*
Patricia Massitti (8)	34,914	*
Jeffrey L. Purvin (9)	16,800	*
Clinton H. Severson (6)	20,000	*
Timothy Patrick Shannon (10)	13,500	*
Lewis J. Shuster (6)	20,000	*
Peter A. Thompson, M.D. (11)	166,666	2.5
Anastasios Tsonis (12)	6,057	*
David Wang, M.D. (6)(13)	7,450,485	74.9
Jonathan Jian Wang (14)	7,430,485	74.9
All directors and executive officers as a group (13) people) (15)	7,840,254	76.3

(*)	Represents beneficial ownership of less than 1%.
(1)	OrbiMed Advisors LLC’s address is 601 Lexington Avenue, 54th Floor, New York, NY, 10022.
(2)	Includes 3,351,205 shares subject to 67,024,128 warrants exercisable within 60 days of April 30, 2013.
(3)	OrbiMed Advisors LLC’s shares are beneficially owned through three entities: OrbiMed Private Investments III, LP, OrbiMed Asia Partners, LP, and OrbiMed Associates.

•	OrbiMed Private Investments III, LP beneficially owns 4,625,066 shares which includes 2,085,383 shares subject to 41,707,675 warrants exercisable within 60 days of April 30, 2013.
•	OrbiMed Asia Partners, LP beneficially owns 2,761,378 shares which includes 1,245,964 shares subject to 24,919,282 warrants exercisable within 60 days of April 30, 2013.
•	OrbiMed Associates beneficially owns 44,041 shares which includes 19,858 shares subject to 397,171warrants exercisable within 60 days of April 30, 2013.
(4)	The foregoing information is based solely on information contained in Form 4’s filed with the SEC.
(5)	Includes 24,650 shares subject to 493,000 warrants exercisable within 60 days of April 30, 2013 and 20,375 shares subject to options exercisable within 60 days of April 30, 2013.
(6)	Includes 20,000 shares subject to options exercisable within 60 days of April 30, 2013.
(7)	Includes 8,259 shares subject to 165,192 warrants exercisable within 60 days of April 30, 2013 and 19,189 shares subject to options exercisable within 60 days of April 30, 2013.
(8)	Includes 10,000 shares subject to 200,000 warrants exercisable within 60 days of April 30, 2013 and 14,914 shares subject to options exercisable within 60 days of April 30, 2013.
(9)	The foregoing information is based solely on information contained in Form 4’s filed with the SEC.
(10)	The foregoing information is based solely on information contained in Form 4’s filed with the SEC.
(11)	Includes 166,666 shares subject to options exercisable within 60 days of April 30, 2013.
(12)	Includes 550 shares subject to 11,012 warrants exercisable within 60 days of April 30, 2013 and 4,857 shares subject to options exercisable within 60 days of April 30, 2013.
(13)
Refer to footnotes 1 through 3. The individual listed herein may be deemed to have shared voting and dispositive power over the shares which are or may be deemed to be beneficially owned by OrbiMed Advisors LLC. However, David Wang disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein.

(14)
Refer to footnotes 1 through 3. The individual listed herein may be deemed to have shared voting and dispositive power over the shares which are or may be deemed to be beneficially owned by OrbiMed Advisors LLC. However, Jonathan Jian Wang disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein.

(15)	See footnotes 4 through 14 inclusive.

Equity Compensation Plan Information

The following table provides information regarding the equity compensation plans as of December 31, 2012.

Equity Compensation Plan Category	Number of securities to be issued upon exercise of outstanding option, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved By Security Holders	989,064	1.98	200,539
Equity Compensation Plans Not Approved By Security Holders	-	-	-
Total	989,064	1.98	200,539

OTHER BUSINESS

Our board of directors does not know of any matter to be presented at our Annual Meeting which is not listed on the Notice of Annual and Special Meeting and discussed above.  If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as our board of directors may recommend.  Discretionary authority with respect to such other matters is granted by a properly submitted proxy.

It is important that your common shares be represented at the Annual Meeting, regardless of the number of common shares that you hold.  You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

By Order of the Board of Directors,

/s/ Peter A. Thompson, M.D.
Chairman of the Board

APPENDIX A

RESPONSE BIOMEDICAL CORP.

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

MR SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X 9X9

Security Class COMMON SHARES

Holder Account Number

C1234567890 X X X

Form of Proxy - Annual and Special Meeting to be held on June 18, 2013

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 10:00 AM (Pacific Time) on Friday, June 14, 2013.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy.
Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your **CONTROL NUMBER listed below.**

CONTROL NUMBER 123456789012345

00Z2GA

CPUQC01.E.INT/000001/i1234

50854201.1

MR SAM SAMPLE C1234567890

XXX 123

Appointment of Proxyholder

I/We being holder(s) of Response Biomedical Corporation hereby appoint: Jeffrey L. Purvin, or failing him, William J. Adams, or failing him, Patricia Massitti,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of shareholders of Response Biomedical Corporation to be held at 1781 - 75th Avenue W., Vancouver, B.C., V6P 6P2, on June 18, 2013 at 10:00 AM (Pacific Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES

	For	Against
1. Number of Directors To set the number of Directors at 8.	☐	☐

2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Anthony F. Holler, M.D.	☐	☐	02. Joseph D. Keegan, Ph.D.	☐	☐	03. Jeffrey L. Purvin	☐	☐
04. Clinton H. Severson	☐	☐	05. Lewis J. Shuster	☐	☐	06. Peter A. Thompson, M.D.	☐	☐
07. David G. Wang, M.D.	☐	☐	08. Jonathan J. Wang, Ph.D.	☐	☐			

	For	Withhold
3. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against	Withhold
4. Approving Amendment and Restatement of 2008 Stock Option Plan Approve an ordinary resolution approving the amendment and restatement of the 2008 Stock Option Plan, as more particularly described in the information circular.	☐	☐	☐
5. Approving Amendment to the 2008 Stock Option Plan Approve an ordinary resolution of disinterested shareholders to amend the 2008 Stock Option Plan to remove insider participation limits, as more particularly described in the information circular.	☐	☐	☐
6. Approving Adoption of a Restricted Share Unit Plan Approve an ordinary resolution of shareholders to approve the Restricted Share Unit Plan, as more particularly described in the information circular.	☐	☐	☐
7. Approving Adoption of a Non-Employee Director Deferred Share Unit Plan Approve an ordinary resolution of shareholders to approve the Non-Employee Director Deferred Share Unit Plan, as more particularly described in the information circular.	☐	☐	☐
8. Approving Amendment to the Restricted Share Unit Plan Approve an ordinary resolution of disinterested shareholders to amend the Restricted Share Unit Plan to remove insider participation limits, as more particularly described in the information circular.	☐	☐	☐
9. Approving Amendment to the Non-Employee Director Deferred Share Unit Plan Approve an ordinary resolution of disinterested shareholders to amend the Non-Employee Director Deferred Share Unit Plan to remove insider participation limits, as more particularly described in the information circular.	☐	☐	☐
10. Approve Option Grants Approve an ordinary resolution of disinterested shareholders to approve the issuance of certain options to acquire common shares issued to the board of directors and certain members of management, as more particularly described in the information circular.	☐	☐	☐
11. Advisory Vote on Compensation Vote, on an advisory basis, by ordinary resolution, regarding the compensation of the named executive officers for the year ended December 31, 2012, as more particularly described in the information circular.	☐	☐	☐

	1 Year	2 Years	3 Years
12. Advisory Vote on Frequency of Future Advisory Votes on Compensation Vote, on an advisory basis, by ordinary resolution, regarding the frequency of future advisory votes on compensation of the named executive officers, as more particularly described in the information circular.	☐	☐	☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist

■ 999999999999 046860 XXXX AR1 RITQ

50854201.1

Computershare

RESPONSE BIOMEDICAL CORP.

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

MR SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X 9X9

Security Class COMMON SHARES

Holder Account Number

B1234567890 X X X

Intermediary

X X X

Voting Instruction Form ("VIF") - Annual and Special Meeting to be held on June 18, 2013

NON-REGISTERED (BENEFICIAL) SECURITYHOLDERS

1. We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above. Unless you attend the meeting and vote in person, your securities can be voted only by management, as proxy holder of the registered holder, in accordance with your instructions.
2. *We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions.* In order for these securities to be voted at the meeting, *it will be necessary for us to have your specific voting instructions.* Please complete and return the information requested in this VIF to provide your voting instructions to us promptly.
3. If you want to attend the meeting and vote in person, please write your name in the place provided for that purpose in this form. You can also write the name of someone else whom you wish to attend the meeting and vote on your behalf. Unless prohibited by law, the person whose name is written in the space provided will have full authority to present matters to the meeting and vote on all matters that are presented at the meeting, even if those matters are not set out in this form or the information circular. Consult a legal advisor if you wish to modify the authority of that person in any way. If you require help, please contact the Registered Representative who services your account.
4. **This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.**
5. If this VIF is not dated, it will be deemed to bear the date on which it is mailed by management to you.
6. **When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, the VIF will direct the voting of the securities to be made as recommended in the documentation provided by Management for the meeting.**
7. This VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the notice of meeting or other matters as may properly come before the meeting or any adjournment thereof.
8. Your voting instructions will be recorded on receipt of the VIF.
9. By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.
10. If you have any questions regarding the enclosed documents, please contact the Registered Representative who services your account.
11. This VIF should be read in conjunction with the information circular and other proxy materials provided by Management.

VIFs submitted must be received by 10:00 AM (Pacific Time) on Friday, June 14, 2013.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may choose an appointee other than the Management appointees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 123456789012345

00Z2GA

CPUQC01.E.INT/000001/i1234

50854201.1

MR SAM SAMPLE C1234567890

XXX 123

Apppointee(s)

Management Appointees are: Jeffrey L. Purvin, or failing him, William J. Adams, or failing him, Patricia Massitti,

OR

If you wish to attend in person or appoint someone else to attend on your behalf, print your name or the name of your appointee in this space (see Note #3 on reverse).

as my/our appointee to attend, act and to vote in accordance with the following direction (or if no directions have been given, as the appointee sees fit) and all other matters that may properly come before the Annual and Special Meeting of securityholders of Response Biomedical Corporation to be held at 1781 - 75th Avenue W., Vancouver, B.C., V6P 6P2, on June 18, 2013 at 10:00 AM (Pacific Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES

	For	Against
1. Number of Directors To set the number of Directors at 8.	☐	☐

2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Anthony F. Holler, M.D.	☐	☐	02. Joseph D. Keegan, Ph.D.	☐	☐	03. Jeffrey L. Purvin	☐	☐
04. Clinton H. Severson	☐	☐	05. Lewis J. Shuster	☐	☐	06. Peter A. Thompson, M.D.	☐	☐
07. David G. Wang, M.D.	☐	☐	08. Jonathan J. Wang, Ph.D.	☐	☐			

	For	Withhold
3. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against	Withhold
4. Approving Amendment and Restatement of 2008 Stock Option Plan Approve an ordinary resolution approving the amendment and restatement of the 2008 Stock Option Plan, as more particularly described in the information circular.	☐	☐	☐
5. Approving Amendment to the 2008 Stock Option Plan Approve an ordinary resolution of disinterested shareholders to amend the 2008 Stock Option Plan to remove insider participation limits, as more particularly described in the information circular.	☐	☐	☐
6. Approving Adoption of a Restricted Share Unit Plan Approve an ordinary resolution of shareholders to approve the Restricted Share Unit Plan, as more particularly described in the information circular.	☐	☐	☐
7. Approving Adoption of a Non-Employee Director Deferred Share Unit Plan Approve an ordinary resolution of shareholders to approve the Non-Employee Director Deferred Share Unit Plan, as more particularly described in the information circular.	☐	☐	☐
8. Approving Amendment to the Restricted Share Unit Plan Approve an ordinary resolution of disinterested shareholders to amend the Restricted Share Unit Plan to remove insider participation limits, as more particularly described in the information circular.	☐	☐	☐
9. Approving Amendment to the Non-Employee Director Deferred Share Unit Plan Approve an ordinary resolution of disinterested shareholders to amend the Non-Employee Director Deferred Share Unit Plan to remove insider participation limits, as more particularly described in the information circular.	☐	☐	☐
10. Approve Option Grants Approve an ordinary resolution of disinterested shareholders to approve the issuance of certain options to acquire common shares issued to the board of directors and certain members of management, as more particularly described in the information circular.	☐	☐	☐
11. Advisory Vote on Compensation Vote, on an advisory basis, by ordinary resolution, regarding the compensation of the named executive officers for the year ended December 31, 2012, as more particularly described in the information circular.	☐	☐	☐

	1 Year	2 Years	3 Years
12. Advisory Vote on Frequency of Future Advisory Votes on Compensation Vote, on an advisory basis, by ordinary resolution, regarding the frequency of future advisory votes on compensation of the named executive officers, as more particularly described in the information circular.	☐	☐	☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this VIF with signing capacity stated.

Signature(s) Date

DD / MM / YY

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your VIF, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

■ 999999999999 046860 XXXX AR1 RITQ

50854201.1

APPENDIX B

Amended and Restated 2008 Stock Option Plan

(see attached)

RESPONSE BIOMEDICAL CORP.

AMENDED AND RESTATED 2008 STOCK OPTION PLAN

Effective Date: June [●], 2013

2008 Stock Option Plan approved by the Board of Directors on June 3, 2008.
2008 Stock Option Plan approved by the Shareholders on June 3, 2008.
Amendment the 2008 Stock Option Plan approved by the Shareholders on June 19, 2012.
Approved by the Board of Directors on May 9, 2013.
Approved by the Shareholders on June [18], 2013.

TABLE OF CONTENTS

Section 1 DEFINITIONS AND INTERPRETATION		1
1.1	Definitions	1
1.2	Choice of Law	5
1.3	Headings	5

Section 2 GRANT OF OPTIONS		5
2.1	Grant of Options	5
2.2	Record of Option Grants	5
2.3	Effect of Plan	6

Section 3 PURPOSE AND PARTICIPATION		6
3.1	Purpose of Plan	6
3.2	Participation in Plan	6
3.3	Limits on Option Grants	6
3.4	Notification of Grant	7
3.5	Copy of Plan	7
3.6	Limitation on Service	7
3.7	No Obligation to Exercise	7
3.8	Agreement	7
3.9	Notice	8

Section 4 NUMBER OF SHARES UNDER PLAN		8
4.1	Committee to Approve Issuance of Shares	8
4.2	Number of Shares	8
4.3	Fractional Shares	8

Section 5 TERMS AND CONDITIONS OF OPTIONS		8
5.1	Exercise Period of Option	8
5.2	Number of Shares Under Option	9
5.3	Exercise Price of Option	9
5.4	Termination of Option	9
5.5	Vesting of Option and Acceleration	10
5.6	Additional Terms	11
5.7	U.S. Option Holders	11

Section 6 TRANSFERABILITY OF OPTIONS		12
6.1	Non-transferable	12
6.2	Death of Option Holder	12
6.3	Disability of Option Holder	12
6.4	Disability and Death of Option Holder	13
6.5	Vesting	13
6.6	Deemed Non-Interruption of Engagement	13

Section 7 EXERCISE OF OPTION		13
7.1	Exercise of Option	13
7.2	Issue of Share Certificates	14
7.3	No Rights as Shareholder	14

Section 8 ADMINISTRATION		14
8.1	Board or Committee	14
8.2	Appointment of Committee	14
8.3	Quorum and Voting	14

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8.4	Powers of Committee	15
8.5	Administration by Committee	15
8.6	Interpretation	16

Section 9 APPROVALS AND AMENDMENT		16
9.1	Shareholder Approval of Plan	16
9.2	Amendment of Option or Plan	16
9.3	Shareholder Approval	17
9.4	Disinterested Shareholder Approval	17

Section 10 CONDITIONS PRECEDENT TO ISSUANCE OF OPTIONS AND SHARES		17
10.1	Compliance with Laws	17
10.2	Obligation to Obtain Regulatory Approvals	18
10.3	Inability to Obtain Regulatory Approvals	18
10.4	U.S. Regulatory Approvals	18

Section 11 ADJUSTMENTS AND TERMINATION		18
11.1	Termination of Plan	18
11.2	No Grant During Suspension of Plan	18
11.3	Alteration in Capital Structure	19
11.4	Triggering Events	19
11.5	Notice of Termination by Triggering Event	20

Section 12 CALIFORNIA OPTION GRANTS		20
12.1	Application of this Section	20
12.2	Minimum Exercise Price	20
12.3	Minimum Vesting Schedule	20
12.4	Maximum Exercise Period	20
12.5	Minimum Post-Termination Exercise Period	20
12.6	Additional Shareholder Approval	21

iii

STOCK OPTION PLAN
SECTION 1
DEFINITIONS AND INTERPRETATION

1.1	Definitions

As used herein, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the meanings set forth below:
(a)	“Administrator” means such Executive or Employee of the Company as may be designated as Administrator by the Committee from time to time, if any.

(b)	“Associate” means, where used to indicate a relationship with any person:

(i)	any relative, including the spouse of that person or a relative of that person’s spouse, where the relative has the same home as the person;

(ii)	any partner, other than a limited partner, of that person;

(iii)	any trust or estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity; and

(iv)
any corporation of which such person beneficially owns or controls, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all outstanding voting securities of the corporation.

(c)
“Black-Out” means a restriction imposed by the Company on all or any of its directors, officers, employees, insiders or persons in a special relationship whereby they are to refrain from trading in the Company’s securities until the restriction has been lifted by the Company.

(d)	“Black-Out Expiration Term” means the period of time that commences with the end of a Black-Out period and ends ten business days following the end of the Black-Out period.

(e)	“Board” means the board of directors of the Company.

(f)	“Change of Control” means an occurrence when either:

(i)	a Person or Entity, other than the current “control person” of the Company (as that term is defined in the Securities Act), becomes a “control person” of the Company; or

(ii)	a majority of the directors elected at any annual or extraordinary general meeting of shareholders of the Company are not individuals nominated by the Company’s then-incumbent Board.

(g)
“Committee” means the Compensation Committee of the Board or any other committee or person designated by the Board to administer the Plan, provided, however, if the Company ceases to qualify as a “foreign private issuer” (as defined in Rule 3b-4 under the U.S. Securities Exchange Act of 1934), the Committee shall be a committee of the Board comprised of not less than two directors, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3.

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(h)	“Company” means Response Biomedical Corp.

(i)
“Consultant” means any individual who is engaged to provide ongoing consulting services and is permitted to receive Options under applicable Regulatory Rules in reliance upon an exemption from applicable prospectus requirements and includes:

(i)	a corporation of which the individual is an employee or shareholder or a partnership of which the individual is an employee or partner (a “Consultant Entity”); or

(ii)	an RRSP or RRIF established by or for the individual under which he or she is the beneficiary.

(j)
“Disability” means a medically determinable physical or mental impairment expected to result in death or to last for a continuous period of not less than 12 months, and which causes an individual to be unable to engage in any substantial gainful activity, or any other condition of impairment that the Committee, acting reasonably, determines constitutes a disability.

(k)	“Disinterested Shareholder Approval” means disinterested shareholder approval as defined in the policies of the TSX.

(l)	“Employee” means:

(i)
an individual who works full-time or part-time for the Company or any Subsidiary and such other individual as may, from time to time, be permitted by applicable Regulatory Rules to be granted Options as an employee or as an equivalent thereto; or

(ii)
an individual who works for the Company or any Subsidiary either full-time or on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company or any Subsidiary over the details and methods of work as an employee of the Company or any Subsidiary, but for whom income tax deductions are not made at source, and includes:
(iii)	a corporation wholly-owned by such individual; and

(iv)	any RRSP or RRIF established by or for such individual under which he or she is the beneficiary.

(m)	“Executive” means an individual who is a director or officer of the Company or a Subsidiary, and includes:

(i)	a corporation wholly-owned by such individual; and

(ii)	any RRSP or RRIF established by or for such individual under which he or she is the beneficiary.

(n)	“Exercise Notice” means the written notice of the exercise of an Option, in the form set out as Schedule “B” hereto, duly executed by the Option Holder.

2

(o)
“Exercise Period” means the period during which a particular Option may be exercised and is the period from and including the Grant Date through to and including the Expiry Time on the Expiry Date provided, however, that no Option can be exercised unless and until all necessary Regulatory Approvals have been obtained.

(p)	“Exercise Price” means the price at which an Option is exercisable as determined in accordance with section 5.3.

(q)	“Expiry Date” means the date the Option expires as set out in the Option Certificate or as otherwise determined in accordance with the terms of this Plan.

(r)	“Expiry Time” means the time the Option expires on the Expiry Date, which is 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date.

(s)
“Grant Date” means the date on which the Committee grants a particular Option, which is the date the Option comes into effect provided however that no Option can be exercised unless and until all necessary Regulatory Approvals have been obtained.

(t)	“Insider” has the meaning provided for purposes of the TSX relating to security based compensation arrangements set out in the TSX Company Manual;

(u)	“Market Value” means the market value of the Shares as determined in accordance with section 5.3.

(v)	“Option” means an incentive share purchase option granted pursuant to this Plan entitling the Option Holder to purchase Shares of the Company.

(w)
“Option Certificate” means the certificate, in substantially the form set out as Schedule “A” hereto, or in such other form or forms as may be adopted by the Committee from time to time, evidencing the Option.

(x)	“Option Holder” means a Person or Entity who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person.

(y)	“Outstanding Issue” means the number of Shares that are outstanding (on a non-diluted basis) immediately prior to the Share issuance or grant of Option in question.

(z)
“Person or Entity” means an individual, natural person, corporation, government or political subdivision or agency of a government, and where two or more persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of an issuer, such partnership, limited partnership, syndicate or group shall be deemed to be a Person or Entity.

(aa)	“Personal Representative” means:

(i)	in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and

(ii)	in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder.

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(bb)	“Plan” means this stock option plan as from time to time amended.

(cc)
“Regulatory Approvals” means any necessary approvals of the Regulatory Authorities as may be required from time to time for the implementation, operation or amendment of this Plan or for the Options granted from time to time hereunder.

(dd)
“Regulatory Authorities” means all organized trading facilities on which the Shares are listed, including the TSX, and all securities commissions or similar securities regulatory authorities having jurisdiction over the Company, this Plan or the Options granted from time to time hereunder.

(ee)
“Regulatory Rules” means all corporate and securities laws, regulations, rules, policies, notices, instruments and other orders of any kind whatsoever which may, from time to time, apply to the implementation, operation or amendment of this Plan or the Options granted from time to time hereunder including, without limitation, those of the applicable Regulatory Authorities.

(ff)	“Securities Act” means the Securities Act (British Columbia), RSBC 1996, c.418 as from time to time amended.

(gg)	“Share” or “Shares” means, as the case may be, one or more common shares without par value in the capital stock of the Company.

(hh)	“Subsidiary” means a wholly-owned or controlled subsidiary corporation of the Company.

(ii)	“Triggering Event” means:

(i)	the dissolution, liquidation or wind-up of the Company;

(ii)
a merger, amalgamation, arrangement or reorganization of the Company with one or more corporations as a result of which, immediately following such event, the shareholders of the Company as a group, as they were immediately prior to such event, are expected to hold less than a majority of the outstanding capital stock of the surviving corporation;

(iii)	a bona fide third party offer for Shares pursuant to which an offeror offers to purchase all or substantially all of the Shares of the Company;

(iv)	a Change of Control of the Company;

(v)	the sale or other disposition of all or substantially all of the assets of the Company; or

(vi)
a material alteration of the capital structure of the Company which, in the opinion of the Committee, is of such a nature that it is not practical or feasible to make adjustments to this Plan or to the Options granted hereunder to permit this Plan and Options granted hereunder to stay in effect.

(jj)	“TSX” means the Toronto Stock Exchange.

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(kk)	“United States” means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia.

(ll)
“U.S. Eligible Consultant” means a Consultant that is a natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

(mm)
“U.S. Person” means a U.S. person within the meaning of Regulation S adopted pursuant to the U.S. Securities Act, which definition includes, but is not limited to, a natural person resident in the United States, a partnership or corporation organized or incorporated under the laws of the United States, or an estate or trust of which any executor, administrator or trustee is a U.S. person.

(nn)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

(oo)	“Vest” or “Vesting” means that portion of the Option granted to the Option Holder which is available to be exercised by the Option Holder at any time and from time to time.

1.2	Choice of Law

This Plan is established under, and the provisions of this Plan shall be subject to and interpreted and construed in accordance with, the laws of the Province of British Columbia. The Company and each Option Holder hereby attorn to the jurisdiction of the Courts of British Columbia.

1.3	Headings

The headings used herein are for convenience only and are not to affect the interpretation of this Plan.

SECTION 2
GRANT OF OPTIONS

2.1	Grant of Options

The Committee shall, from time to time in its sole discretion, grant Options to such Persons or Entities and on such terms and conditions as are permitted under this Plan.

2.2	Record of Option Grants

The Committee shall be responsible to maintain a record of all Options granted under this Plan and such record shall contain, in respect of each Option:
(a)	the name and address of the Option Holder;

(b)	the category (Executive, Employee or Consultant) under which the Option was granted to him, her or it;

(c)	the Grant Date and Expiry Date of the Option;

(d)	the number of Shares which may be acquired on the exercise of the Option and the Exercise Price of the Option;

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(e)	the vesting and other additional terms, if any, attached to the Option; and the particulars of each and every time the Option is exercised.

2.3	Effect of Plan

All Options granted pursuant to this Plan shall be subject to the terms and conditions of this Plan notwithstanding the fact that the Option Certificates issued in respect thereof do not expressly contain such terms and conditions but instead incorporate them by reference to this Plan. The Option Certificates will be issued for convenience only and in the case of a dispute with regard to any matter in respect thereof, the provisions of this Plan and the records of the Company shall prevail over the terms and conditions in the Option Certificate, save and except as noted below.

SECTION 3
PURPOSE AND PARTICIPATION

3.1	Purpose of Plan

The purpose of this Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified Executives, Employees and Consultants, to incent such individuals to contribute toward the long term goals of the Company, and to encourage such individuals to acquire Shares of the Company as long term investments.

3.2	Participation in Plan

The Committee shall, from time to time and in its sole discretion, determine those Executives, Employees and Consultants, if any, to whom Options are to be granted; provided, however, that (i) no Option may be granted to a Consultant that is in the United States or that is a U.S. Person unless such Consultant is a U.S. Eligible Consultant, and (ii) no Person or Entity who beneficially owns, directly or indirectly, more than 10% of the issued and outstanding Shares shall be eligible to receive any grant of Options pursuant to this Plan.

3.3	Limits on Option Grants

The number of Shares issuable to any one Option Holder under this Plan, together with all of the Company’s other previously established or proposed share compensation arrangements, shall not exceed 5% of the total number of issued and outstanding common shares in the capital of the Company on a non- diluted basis. [The number of Shares which may be issued to Insiders under this Plan, together with all of the Company’s other previously established or proposed share compensation arrangements, in aggregate, shall not at any time exceed 10% of the Outstanding Issue. The number of Shares which may be issued under this Plan, together with all of the Company’s other previously established or proposed share compensation arrangements, within a one-year period:

(a)	to Insiders in aggregate, shall not exceed 10% of the Outstanding Issue;

(b)	to any one Option Holder who is an Insider and any Associates of such Insider, shall not exceed 5% of the Outstanding Issue; and

(c)	to any non-employee director, shall not exceed 1% of the Outstanding Issue.

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For the purposes of this section, Options issued pursuant to an entitlement granted prior to the Option Holder becoming an Insider may be excluded in determining the number of Shares issuable to Insiders.] 1

3.4	Notification of Grant

Following the granting of an Option, the Administrator shall, within a reasonable period of time, notify the Option Holder in writing of the grant and shall enclose with such notice the Option Certificate representing the Option so granted. In no case will the Company be required to deliver an Option Certificate to an Option Holder until such time as the Company has obtained all necessary Regulatory Approvals for the grant of the Option.

3.5	Copy of Plan

Each Option Holder, concurrently with the notice of the grant of the first Option granted to the Option Holder, shall be provided with a copy of this Plan. Upon request from any Option Holder, a copy of any amendment to this Plan shall be promptly provided by the Administrator to the requesting Option Holder.

3.6	Limitation on Service

This Plan does not give any Option Holder that is an Executive the right to serve or continue to serve as an Executive of the Company or any Subsidiary, nor does it give any Option Holder that is an Employee or Consultant the right to be or to continue to be employed or engaged by the Company or any Subsidiary.

3.7	No Obligation to Exercise

Option Holders shall be under no obligation to exercise Options granted under this Plan.

3.8	Agreement

The Company and every Option Holder granted an Option hereunder shall be bound by and subject to the terms and conditions of this Plan. By accepting an Option granted hereunder, the Option Holder has expressly agreed with the Company to be bound by the terms and conditions of this Plan. In the event that the Option Holder receives his, her or its Options pursuant to an oral or written agreement with the Company or a Subsidiary, whether such agreement is an employment agreement, consulting agreement or any other kind of agreement of any kind whatsoever, the Option Holder acknowledges that in the event of any inconsistency between the terms relating to the grant of such Options in that agreement and the terms attaching to the Options as provided for in this Plan, the terms provided for in this Plan shall prevail and the other agreement shall be deemed to have been amended accordingly.

1 This provision will be deleted if Proposal 3 set out in the Proxy is approved by disinterested shareholders.

7

3.9	Notice

Any notice, delivery or other correspondence of any kind whatsoever to be provided by the Company to an Option Holder will be deemed to have been provided if provided to the last home address, fax number or email address of the Option Holder in the records of the Company and the Company shall be under no obligation to confirm receipt or delivery.

SECTION 4
NUMBER OF SHARES UNDER PLAN

4.1	Committee to Approve Issuance of Shares

The Committee shall approve by resolution the issuance of all Shares to be issued to Option Holders upon the exercise of Options, such authorization to be effective as of the Grant Date of such Options.

4.2	Number of Shares

Subject to adjustment as provided for herein, the number of Shares which will be available for purchase pursuant to Options granted pursuant to this Plan will not exceed a rolling number equal to 20% of the total Outstanding Issue from time to time, less any Shares reserved for issuance upon the exercise of outstanding options to acquire Shares granted under either the Company’s 1996 Stock Option Plan or its 2005 Stock Option Plan.  Subject to adjustment as provided for herein, any unissued Shares in respect of which Options are granted but that are subject to issuance upon exercise of an Option but cease to be issuable under such Option for any reason, including expiry of the Option or surrender of the Option, as well as Shares underlying any Options that are exercised, will again be available for grant an issuance in connection with future Options granted under this Plan.  The maximum aggregate number of Shares that may be subject to Options granted pursuant to Section 5.7 and sold under this Plan is 1,000,000 Shares.

4.3	Fractional Shares

No fractional shares shall be issued upon the exercise of any Option and, if as a result of any adjustment, an Option Holder would become entitled to a fractional share, such Option Holder shall have the right to purchase only the next lowest whole number of Shares and no payment or other adjustment will be made for the fractional interest.

SECTION 5
TERMS AND CONDITIONS OF OPTIONS

5.1	Exercise Period of Option

Except as otherwise provided in this Plan, the Grant Date and the Expiry Date of an Option shall be the dates fixed by the Committee at the time the Option is granted and shall be set out in the Option Certificate issued in respect of such Option.

8

5.2	Number of Shares Under Option

The number of Shares which may be purchased pursuant to an Option shall be determined by the Committee and shall be set out in the Option Certificate issued in respect of the Option.

5.3	Exercise Price of Option

The Exercise Price at which an Option Holder may purchase a Share upon the exercise of an Option shall be determined by the Committee and shall be set out in the Option Certificate issued in respect of the Option. The Exercise Price shall not be less than the Market Value of the Shares as of the Grant Date. The Market Value of the Shares for a particular Grant Date shall be determined as follows:

(a)
for each organized trading facility on which the Shares are listed, Market Value will be the closing price of the Shares on such organized trading facility on the trading day immediately preceding the Grant Date;

(b)
if the Company’s Shares are listed on more than one organized trading facility, the Market Value shall be the Market Value as determined in accordance with subparagraph (a) above for the primary organized trading facility on which the Shares are listed, which shall be deemed to be the organized trading facility on which the greatest number of Shares are traded over the five consecutive trading days immediately preceding the date of determination of Market Value, subject to any adjustments as may be required to secure all necessary Regulatory Approvals;

(c)
if the Company’s Shares are listed on one or more organized trading facilities but have not traded during the ten trading days immediately preceding the Grant Date, then the Market Value will be, subject to any adjustments as may be required to secure all necessary Regulatory Approvals, such value as is determined by the Committee; and

(d)
if the Company’s Shares are not listed on any organized trading facility, then the Market Value will be, subject to any adjustments as may be required to secure all necessary Regulatory Approvals, such value as is determined by the Committee to be the fair value of the Shares, taking into consideration all factors that the Committee deems appropriate, including, without limitation, recent sale and offer prices of the Shares in private transactions negotiated at arms’ length.

Notwithstanding anything else contained herein, in no case will the Market Value be less than the minimum prescribed by each of the organized trading facilities that would apply to the Company on the Grant Date in question.

5.4	Termination of Option

Subject to such other terms or conditions that may be attached to Options granted hereunder, an Option Holder may exercise an Option in whole or in part at any time and from time to time during the Exercise Period. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of the Expiry Time on the Expiry Date. Subject to Section 7.1, the Expiry Date of an Option shall be the earlier of the date so fixed by the Committee at the time the Option is granted as set out in the Option Certificate and the date established, if applicable, in paragraphs (a) or (b) below or sections 6.2, 6.3, 6.4, or 11.4 of this Plan:

9

(a)
Ceasing to Hold Office - In the event that the Option Holder holds his or her Option as an Executive and such Option Holder ceases to hold such position other than by reason of death or Disability, the Expiry Date of the Option shall be, unless otherwise expressly provided for in the Option Certificate, the 90th day following the date the Option Holder ceases to hold such position unless the Option Holder ceases to hold such position as a result of:

(i)	ceasing to meet the qualifications set forth in the corporate legislation applicable to the Company;

(ii)	a special resolution having been passed by the shareholders of the Company removing the Option Holder as a director of the Company or any Subsidiary; or

(iii)	an order made by any Regulatory Authority having jurisdiction to so order;

in which case the Expiry Date shall be the date the Option Holder ceases to hold such position; OR

(b)
Ceasing to be Employed or Engaged - In the event that the Option Holder holds his or her Option as an Employee or Consultant and such Option Holder ceases to hold such position other than by reason of death or Disability, the Expiry Date of the Option shall be, unless otherwise expressly provided for in the Option Certificate, the 90th day following the date the Option Holder ceases to hold such position, unless the Option Holder ceases to hold such position as a result of:

(i)	termination for cause;

(ii)	resigning or terminating his or her position; or

(iii)	an order made by any Regulatory Authority having jurisdiction to so order;

in which case the Expiry Date shall be the date the Option Holder ceases to hold such position.

In the event that the Option Holder ceases to hold the position of Executive, Employee or Consultant for which the Option was originally granted, but comes to hold a different position as an Executive, Employee or Consultant prior to the expiry of the Option, the Committee may, in its sole discretion, choose to permit the Option to stay in place for that Option Holder with such Option then to be treated as being held by that Option Holder in his or her new position and such will not be considered to be an amendment to the Option in question requiring the consent of the Option Holder under section 9.2 of this Plan. Notwithstanding anything else contained herein, in no case will an Option be exercisable later than the Expiry Date of the Option.

5.5	Vesting of Option and Acceleration

The vesting schedule for an Option, if any, shall be determined by the Committee and shall be set out in the Option Certificate issued in respect of the Option. The Committee may elect to accelerate the vesting schedule of one or more Options in connection with a Triggering Event in accordance with Section 11.4 of this Plan, and such acceleration will not be considered an amendment to the Option in question requiring the consent of the Option Holder under section 9.2 of this Plan.

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5.6	Additional Terms

Subject to all applicable Regulatory Rules and all necessary Regulatory Approvals, the Committee may attach additional terms and conditions to the grant of a particular Option, such terms and conditions to be set out in the Option Certificate. The Option Certificates will be issued for convenience only, and in the case of a dispute with regard to any matter in respect thereof, the provisions of this Plan and the records of the Company shall prevail over the terms and conditions in the Option Certificate, save and except as noted below.

5.7	U.S. Option Holders

Any Option granted under this Plan to an Option Holder who is a citizen or resident of the United States (a “U.S. Option Holder”) within the meaning of the U.S. Internal Revenue Code of 1986, as amended, (the “Code”), will be an incentive stock option (an “ISO”) within the meaning of Section 422 of the Code if so designated by the Company in the Option Certificate evidencing such Option. No provision of this Plan, as it may be applied to a U.S. Option Holder with respect to Options which are designated as ISOs, shall be construed so as to be inconsistent with any provision of Section 422 of the Code. Grants of Options to U.S. Option Holders which are not designated as an ISO in the Option Certificate evidencing such Option or otherwise do not qualify as ISOs will be treated as nonstatutory stock options for U.S. federal tax purposes. Notwithstanding anything in this Plan contained to the contrary, the following provisions shall apply to ISOs granted to each U.S. Option Holder:

(a)
subject to adjustment as provided for in this Plan, the number of Shares which will be available for granting ISOs will not exceed the number of Shares available for purchase pursuant to Options granted pursuant to this Plan set out in Section 4.2;

(b)
ISOs shall only be granted to individual U.S. Option Holders who are, at the time of grant, “employees” of the Company within the meaning of the Code (or of any “subsidiary” of the Company within the meaning of section 424(f) of the Code);

(c)
the aggregate fair market value (determined as of the time an ISO is granted) of the Shares subject to ISOs exercisable for the first time by a U.S. Option Holder during any calendar year under this Plan (and all other plans of the Company, any “subsidiary” of the Company within the meaning of Section 424(f) of the Code and any “parent” of the Company within the meaning of Section 424(e) of the Code) shall not exceed One Hundred Thousand Dollars in U.S. funds (U.S.$100,000);

(d)
the Exercise Price per Share for each ISO granted to a U.S. Option Holder pursuant to this Plan shall be not less than fair market value of one Share on the Grant Date, as determined in good faith by the Committee at such time;

(e)	the Exercise Period of an ISO shall not exceed ten (10) years from the Grant Date;

(f)
if a U.S. Option Holder who has been granted an ISO ceases to be an “employee” of the Company within the meaning of the Code (or of any “subsidiary” of the Company within the meaning of section 424(f) of the Code) for any reason other than the death, Disability or a reason described in clause (i), (ii), or (iii) of Section 5.4(a) or 5.4(b), such ISO may be exercised (to the extent such ISO was exercisable on the date of termination) by such U.S. Option Holder for a period of three (3) months after the date of termination (but in no event beyond the term of such ISO);

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(g)
if any U.S. Option Holder to whom an ISO is to be granted under this Plan at the time of the grant of such ISO is the owner, directly or constructively, of shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company, then the following special provisions shall be applicable to the ISO granted to such Option Holder:

(i)
the Exercise Price per Share with respect to such ISO shall not be less than one hundred ten percent (110%) of the fair market value of one Share on the Grant Date, as determined in good faith by the Committee at such time; and

(ii)	the Exercise Period of such ISO shall not exceed five (5) years from the Grant Date;

(h)
no ISO may be granted hereunder to a U.S. Option Holder following the expiration of ten (10) years after the date on which this Plan is adopted by the Board or the date on which this Plan is approved by the shareholders of the Company, whichever is earlier; and

(i)
no ISO granted to a U.S. Option Holder under this Plan shall become exercisable unless and until this Plan shall have been approved by the shareholders of the Company. In the event that this Plan is not approved by the shareholders of the Company within twelve (12) months before or after the date on which this Plan is adopted by the Board, any ISO will automatically be deemed to be a non-statutory stock option.

SECTION 6
TRANSFERABILITY OF OPTIONS

6.1	Non-transferable

Except as provided otherwise in this Section 6, Options are non-assignable and non-transferable.

6.2	Death of Option Holder

In the event of the Option Holder’s death, any Options held by such Option Holder shall pass to the Personal Representative of the Option Holder and shall be exercisable by the Personal Representative on or before the date which is the earlier of six months following the date of death and the applicable Expiry Date.

6.3	Disability of Option Holder

If the employment or engagement of an Option Holder as an Employee or Consultant or the position of an Option Holder as a director or officer of the Company or a Subsidiary is terminated by the Company by reason of such Option Holder’s Disability, any Options held by such Option Holder shall be exercisable by such Option Holder or by the Personal Representative on or before the date which is the earlier of six months following the termination of employment, engagement or appointment as a director or officer and the applicable Expiry Date.

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6.4	Disability and Death of Option Holder

If an Option Holder has ceased to be employed, engaged or appointed as a director or officer of the Company or a Subsidiary by reason of such Option Holder’s Disability and such Option Holder dies within six months after the termination of such engagement, any Options held by such Option Holder that could have been exercised immediately prior to his or her death shall pass to the Personal Representative of such Option Holder and shall be exercisable by the Personal Representative on or before the date which is the earlier of six months following the death of such Option Holder and the applicable Expiry Date. For purposes of this Section 6.4, with respect to any U.S. Participant holding ISOs, “Disability” means, with respect to any such U.S. Participant, that such U.S. Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted, or can be expected to last, for a continuous period of not less than twelve (12) months. The preceding definition of the term “Disability” is intended to comply with, and will be interpreted consistently with, sections 22(e)(3) and 422(c)(6) of the Code.

6.5	Vesting

Unless the Committee determines otherwise, Options held by or exercisable by a Personal Representative shall, during the period prior to their termination, continue to vest in accordance with any vesting schedule to which such Options are subject.

6.6	Deemed Non-Interruption of Engagement

Employment or engagement by the Company shall be deemed to continue intact during any military or sick leave or other bona fide leave of absence if the period of such leave does not exceed 90 days or, if longer, for so long as the Option Holder’s right to re-employment or re-engagement by the Company is guaranteed either by statute or by contract. If the period of such leave exceeds 90 days and the Option Holder’s re-employment or re-engagement is not so guaranteed, then his or her employment or engagement shall be deemed to have terminated on the ninety-first day of such leave.

SECTION 7
EXERCISE OF OPTION

7.1	Exercise of Option

An Option may be exercised only by the Option Holder or the Personal Representative of any Option Holder. An Option Holder or the Personal Representative of any Option Holder may exercise an Option in whole or in part at any time and from time to time during the Exercise Period up to the Expiry Time on the Expiry Date by delivering to the Administrator the required Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate Exercise Price of the Shares then being purchased pursuant to the exercise of the Option. Except where not permitted by the TSX, where an Option otherwise would expire during a Black-Out period or during a Black-Out Expiration Term, the Expiry Date of such Option will automatically be deemed to be extended to the end of the applicable Black-Out Expiration Term.

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7.2	Issue of Share Certificates

As soon as reasonably practicable following the receipt of the Exercise Notice, the Administrator shall cause to be delivered to the Option Holder a certificate for the Shares so purchased. If the number of Shares so purchased is less than the number of Shares subject to the Option Certificate surrendered, the Administrator shall also provide a new Option Certificate for the balance of Shares available under the Option to the Option Holder concurrent with delivery of the Share Certificate.

7.3	No Rights as Shareholder

Until the date of the issuance of the certificate for the Shares purchased pursuant to the exercise of an Option, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such Shares, notwithstanding the exercise of the Option, unless the Committee determines otherwise. In the event of any dispute over the date of the issuance of the certificates, the decision of the Committee shall be final, conclusive and binding.

SECTION 8
ADMINISTRATION

8.1	Board or Committee

This Plan shall be administered by the Board, by a Committee of the Board appointed in accordance with section 8.2 below, or by an Administrator appointed in accordance with subsection 8.4(b).

8.2	Appointment of Committee

The Board may at any time appoint a Committee, consisting of not less than two of its members, to administer this Plan on behalf of the Board in accordance with such terms and conditions as the Board may prescribe, consistent with this Plan. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in their place, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer this Plan.

8.3	Quorum and Voting

A majority of the members of the Committee shall constitute a quorum and, subject to the limitations in this Section 8, all actions of the Committee shall require the affirmative vote of members who constitute a majority of such quorum. Members of the Committee may vote on any matters affecting the administration of this Plan or the grant of Options pursuant to this Plan, except that no such member shall act upon the granting of an Option to himself or herself (but any such member may be counted in determining the existence of a quorum at any meeting of the Committee during which action is taken with respect to the granting of Options to that member). The Committee may approve matters by written resolution signed by a majority of the quorum.

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8.4	Powers of Committee

The Committee (or the Board if no Committee is in place) shall have the authority to do the following:
(a)	administer this Plan in accordance with its terms;

(b)	appoint or replace the Administrator from time to time;

(c)	determine all questions arising in connection with the administration, interpretation and application of this Plan, including all questions relating to the Market Value of the Shares;

(d)
correct any defect, supply any information or reconcile any inconsistency in this Plan in such manner and to such extent as shall be deemed necessary or advisable to carry out the purposes of this Plan;

(e)	prescribe, amend, and rescind rules and regulations relating to the administration of this Plan;

(f)
determine the duration and purposes of leaves of absence from employment or engagement by the Company which may be granted to Option Holders without constituting a termination of employment or engagement for purposes of this Plan;

(g)	do the following with respect to the granting of Options:

(i)	determine the Executives, Employees or Consultants to whom Options shall be granted, based on the eligibility criteria set out in this Plan;

(ii)
determine the terms of the Option to be granted to an Option Holder including, without limitation, the Grant Date, Expiry Date, Exercise Price and vesting schedule (which need not be identical with the terms of any other Option);

(iii)	subject to any necessary Regulatory Approvals and section 9.2, amend the terms of any Options;

(iv)	determine when Options shall be granted; and

(v)	determine the number of Shares subject to each Option;

(h)	accelerate the vesting schedule of any Option previously granted; and

(i)	make all other determinations necessary or advisable, in its sole discretion, for the administration of this Plan.

8.5	Administration by Committee

All determinations made by the Committee in good faith shall be final, conclusive and binding upon all persons. The Committee shall have all powers necessary or appropriate to accomplish its duties under this Plan.

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8.6	Interpretation

The interpretation by the Committee of any of the provisions of this Plan and any determination by it pursuant thereto shall be final, conclusive and binding and shall not be subject to dispute by any Option Holder. No member of the Committee or any person acting pursuant to authority delegated by it hereunder shall be personally liable for any action or determination in connection with this Plan made or taken in good faith and each member of the Committee and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.

SECTION 9
APPROVALS AND AMENDMENT

9.1	Shareholder Approval of Plan

If required by a Regulatory Authority, this Plan may be made subject to the approval of a majority of the votes cast at a meeting of the shareholders of the Company or by a majority of votes cast by disinterested shareholders at a meeting of shareholders of the Company. Any Options granted under this Plan prior to such time will not be exercisable or binding on the Company unless and until such shareholder approval is obtained.

9.2	Amendment of Option or Plan

The Company retains the right to amend or terminate the terms and conditions of this Plan or Option, as applicable, by resolution of the Committee (the “Amendment Procedure”). Any amendment to this Plan shall take effect only with respect to Options granted after the effective date of such amendment, provided that it may apply to any outstanding Options with the mutual consent of the Company and the Option Holder to whom such Options have been granted. Without limiting the generality of the foregoing, the Committee may use the Amendment Procedure without seeking shareholder approval when:
(a)	altering, extending or accelerating the terms and conditions of vesting of any Options;

(b)	accelerating the Expiry Date of Options;

(c)	amending the definitions contained within this Plan;

(d)	amending or modifying the mechanics of exercise of Options as set forth in Section 5, provided however, payment in full of the Exercise Price shall not be so amended or modified;

(e)
effecting amendments of a “housekeeping” or ministerial nature including, without limiting the generality of the foregoing, any amendment for the purpose of curing any ambiguity, error, inconsistency or omission in or from this Plan or any Option Certificate;

(f)	effecting amendments necessary to comply with the provisions of Regulatory Rules;

(g)	effecting amendments respecting the administration of this Plan;

(h)	effecting amendments necessary to suspend or terminate this Plan; and

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(i)	any other amendment, whether fundamental or otherwise, not requiring shareholder approval under Regulatory Rules.

9.3	Shareholder Approval

Shareholder approval will be required for the following types of amendments:
(a)	amendments that increase the number of Shares issuable under this Plan, except such increases by operation of Section 11.3 of this Plan;

(b)	any reduction in the Exercise Price of an Option if the Option Holder is not an Insider at the time of the proposed amendment; and

(c)	amendments required to be approved by shareholders under applicable law (including, without limitation, pursuant to Regulatory Rules).

9.4	Disinterested Shareholder Approval

Disinterested Shareholder Approval will be required for the following types of amendments:
(a)	[amendments to this Plan that could result at any time in the number of Shares reserved for issuance under this Plan to Insiders exceeding the limits set out in Section 3.3 of this Plan;]2

(b)	[amendments to this Plan that could result at any time in the granting to Insiders, within a 12 month period, of a number of options exceeding 10% of the outstanding issue;]3

(c)	any reduction in the Exercise Price of an Option if the Option Holder is an Insider at the time of the proposed amendment; and

(d)	amendments requiring Disinterested Shareholder Approval under applicable law (including, without limitation, pursuant to the Regulatory Rules).

SECTION 10
CONDITIONS PRECEDENT TO ISSUANCE OF OPTIONS AND SHARES

10.1	Compliance with Laws

An Option shall not be granted or exercised, and Shares shall not be issued pursuant to the exercise of any Option, unless the grant and exercise of such Option and the issuance and delivery of such Shares comply with all applicable Regulatory Rules, and such Options and Shares will be subject to all applicable trading restrictions in effect pursuant to such Regulatory Rules and the Company shall be entitled to legend the Option Certificates and the certificates representing such Shares accordingly.

2 This provision will be deleted if Proposal 3 set out in the Proxy is approved by disinterested shareholders.
3 This provision will be deleted if Proposal 3 set out in the Proxy is approved by disinterested shareholders.

17

10.2	Obligation to Obtain Regulatory Approvals

In administering this Plan, the Committee will seek any Regulatory Approvals which may be required. The Committee will not permit any Options to be granted without first obtaining the necessary Regulatory Approvals unless such Options are granted conditional upon such Regulatory Approvals being obtained. The Committee will make all filings required with the Regulatory Authorities in respect of this Plan and each grant of Options hereunder.

No Option granted will be exercisable or binding on the Company unless and until all necessary Regulatory Approvals have been obtained. The Committee shall be entitled to amend this Plan and the Options granted hereunder in order to secure any necessary Regulatory Approvals and such amendments will not require the consent of the Option Holders under section 9.2 of this Plan.

10.3	Inability to Obtain Regulatory Approvals

The Company’s inability to obtain Regulatory Approval from any applicable Regulatory Authority, which Regulatory Approval is deemed by the Committee to be necessary to complete the grant of Options hereunder, the exercise of those Options or the lawful issuance and sale of any Shares pursuant to such Options, shall relieve the Company of any liability with respect to the failure to complete such transaction.

10.4	U.S. Regulatory Approvals

Section 10.2 of this Plan shall not be interpreted to require the Company to register the Shares issuable pursuant to this Plan under the U.S. Securities Act or under the securities laws of any state of the United States; provided, however, that no Options to purchase Shares may be granted in the United States or to or for the benefit of a U.S. Person, and no Options to purchase Shares may be exercised in the United States or by or on behalf of a U.S. Person, unless such Shares have been registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or exemptions from such registration requirements are available. The Company may require such additional information, representations, warranties and covenants from an Option Holder, in the Option Certificate, exercise form or otherwise, as the Company deems necessary or appropriate in order to establish compliance with all applicable provisions of the U.S. Securities Act and the securities laws of any state of the United States.

SECTION 11
ADJUSTMENTS AND TERMINATION

11.1	Termination of Plan

Subject to any necessary Regulatory Approvals, the Committee may terminate or suspend this Plan.

11.2	No Grant During Suspension of Plan

No Option may be granted during any suspension, or after termination, of this Plan. Suspension or termination of this Plan shall not, without the consent of the Option Holder, alter or impair any rights or obligations under any Option previously granted.

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11.3	Alteration in Capital Structure

If there is a material alteration in the capital structure of the Company and the Shares are consolidated, subdivided, converted, exchanged, reclassified or in any way substituted for or affected, the Committee shall make such adjustments to this Plan and to the Options then outstanding under this Plan as the Committee determines to be appropriate and equitable under the circumstances, so that the proportionate interest of each Option Holder shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustments may include, without limitation:
(a)	a change in the number or kind of shares of the Company covered by such Options; and

(b)
a change in the Exercise Price payable per Share provided, however, that the aggregate Exercise Price applicable to the unexercised portion of existing Options shall not be altered, it being intended that any adjustments made with respect to such Options shall apply only to the Exercise Price per Share and the number of Shares subject thereto.

For purposes of this section 11.3, and without limitation, neither:
(c)	the issuance of additional securities of the Company in exchange for adequate consideration (including services); nor

(d)	the conversion of outstanding securities of the Company into Shares shall be deemed to be material alterations of the capital structure of the Company.

Any adjustment made to any Options pursuant to this section 11.3 shall not be considered an amendment requiring the Option Holder’s consent for the purposes of Section 9.2 of this Plan.

11.4	Triggering Events

Subject to the Company complying with section 11.5 and any necessary Regulatory Approvals and notwithstanding any other provisions of this Plan or any Option Certificate, the Committee may, without the consent of the Option Holder or Holders in question:
(a)	accelerate the vesting of all or any portion of the unvested Options then issued and outstanding under this Plan;

(b)	cause all or a portion of any of the Options granted under this Plan to terminate in connection with a Triggering Event; or

(c)
cause all or a portion of any of the Options granted under this Plan to be exchanged for incentive stock options of another corporation in connection with a Triggering Event in such ratio and at such exercise price as the Committee deems appropriate, acting reasonably. Any adjustment with respect to the Exercise Price for and number of Common Shares subject to an Option granted to a U.S. Participant pursuant to this section 11.4(c) will be made so as to comply with, and not create any adverse consequences under, sections 424 and 409A of the Code.

Such acceleration, termination or exchange shall not be considered an amendment requiring the Option Holder’s consent for the purpose of section 9.2 of this Plan.

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11.5	Notice of Termination by Triggering Event

In the event that the Committee wishes to cause all or a portion of any of the Options granted under this Plan to terminate in accordance with Section 11.4, it must give written notice to the Option Holders in question not less than 14 days prior to the date on which such Options are to terminate so as to permit the Option Holder the opportunity to exercise the vested portion of the Options prior to such termination.

SECTION 12
CALIFORNIA OPTION GRANTS

12.1	Application of this Section

Notwithstanding any other provision of this Plan, the provisions of sections 12.2 through 12.6 of this Plan shall apply to any Option granted to a resident of the State of California if, on the Grant Date, (i) the Shares are not listed on the New York Stock Exchange or the American Stock Exchange or quoted on the Nasdaq National Market System, and (ii) such Option is not otherwise exempt from the registration requirements of the California securities laws.

12.2	Minimum Exercise Price

If the Option is granted to an Option Holder that owns securities possessing more than 10% of the total combined voting power of all classes of securities of the Company or its parent or subsidiaries possessing voting power, the Exercise Price of the Option shall not be less than 110% of the Market Value of the Shares as of the Grant Date.

12.3	Minimum Vesting Schedule

The Option must become vested and exercisable at a rate of at least 20% of the number of Shares underlying the Option per year, with the first 20% becoming vested not later than one year after the Grant Date.

12.4	Maximum Exercise Period

The Expiry Date of the Option shall not be later than the tenth anniversary of the Grant Date.

12.5	Minimum Post-Termination Exercise Period

If the Option Holder ceases to hold the position of Executive, Employee or Consultant, the Option shall continue to be exercisable until at least the earlier of the Expiry Date originally provided for in the Option, or the applicable date set forth below:

(a)	if the Option Holder is terminated for cause as defined by applicable law, the date of termination ;

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(b)	if the Option Holder’s termination is caused by the Option Holder’s death or Disability, six months from the date of termination; or

(c)	in all other cases, thirty days from the date of termination.

12.6	Additional Shareholder Approval

Unless the holders of a majority of the Company’s outstanding securities entitled to vote have approved this Plan within 12 months before or after the date this Plan is adopted, any Option granted to a resident of the State of California that is subject to the provisions of this Section 12 shall automatically be rescinded, without any liability to the Company. No Option granted subject to the provisions of this Section 12 shall be exercisable until such shareholder approval has been obtained.

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SCHEDULE “A”

RESPONSE BIOMEDICAL CORP.

AMENDED AND RESTATED 2008 STOCK OPTION PLAN - OPTION CERTIFICATE

This Option Certificate is issued pursuant to the provisions of the 2008 Stock Option Plan (the “Plan”) of Response Biomedical Corp. (the “Company”) and evidences that • [Name of Option Holder] is the holder (the “Option Holder”) of an option (the “Option”) to purchase up to • common shares (the “Shares”) in the capital stock of the Company at a purchase price of Cdn.$ • per Share (the “Exercise Price”). This Option may be exercised at any time and from time to time from and including the following Grant Date through to and including up to 5:00 p.m. local time in Vancouver, British Columbia (the “Expiry Time”) on the following Expiry Date:
(a)	the Grant Date of this Option is •, 20•; and

(b)	subject to sections 5.4, 6.2, 6.3, 6.4, 7.1 and 11.4 of the Plan, the Expiry Date of this Option is •, 200•.

This Option will not be exercisable unless and until it has vested and then only to the extent that it has vested. The Option will vest in accordance with the following:
(a)	• Shares (•%) will vest and be exercisable on or after the Grant Date;

(b)	• additional Shares (•%) will vest and be exercisable on or after • [date];

(c)	• additional Shares (•%) will vest and be exercisable on or after • [date];

(d)	• additional Shares (•%) will vest and be exercisable on or after • [date];

•	[Insert any additional terms here — check to ensure they comply with TSX policies and applicable securities laws]

To exercise this Option, the Option Holder must deliver to the Administrator of the Plan, prior to the Expiry Time on the Expiry Date, an Exercise Notice, in the form provided in the Plan, which is incorporated by reference herein, together with the original of this Option Certificate and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which this Option is being exercised.

This Option Certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan. This Option Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company shall prevail.
•	[The following MUST be included if is an ISO option] [This Option is an ISO within the meaning of the Code.]

This Option was granted to the Option Holder in his or her capacity as a •[pick one: Director, Officer, Employee, Consultant] of the Company •[, and shall continue in effect should his or her status change and he or she continue in a new capacity as a Director, Officer, Employee or Consultant of the Company].

A-1

RESPONSE BIOMEDICAL CORP.

Per:

Authorized Signatory

The Option Holder acknowledges receipt of a copy of the Plan and represents to the Company that the Option Holder is familiar with the terms and conditions of the Plan, and hereby accepts this Option subject to all of the terms and conditions of the Plan. The Option Holder agrees to execute, deliver, file and otherwise assist the Company in filing any report, undertaking or document with respect to the awarding of the Option and exercise of the Option, as may be required by the Regulatory Authorities. The Option Holder further acknowledges that if the Plan has not been approved by the shareholders of the Company on the Grant Date, this Option is not exercisable until such approval has been obtained.

Signature of Option Holder:

Date Signed:

Signature

Print Name

Address

A-2

SCHEDULE “B”

RESPONSE BIOMEDICAL CORP.

AMENDED AND RESTATED 2008 STOCK OPTION PLAN

NOTICE OF EXERCISE OF OPTION

TO:           The Administrator, Stock Option Plan

[Address]

The undersigned hereby irrevocably gives notice, pursuant to the Stock Option Plan (the “Plan”) of Response Biomedical Corp. (the “Company”), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):
(a)	all of the Shares; or

(b)	_____________ of the Shares;

which are the subject of the Option Certificate attached hereto (attach your original Option Certificate).

The undersigned tenders herewith a certified cheque or bank draft (circle one) payable to “Response Biomedical Corp.” in an amount equal to the aggregate Exercise Price of the aforesaid Shares and directs the Company to issue the certificate evidencing said Shares in the name of the undersigned to be mailed to the undersigned at the following address (provide full complete address):

The undersigned acknowledges the Option is not validly exercised unless this Notice is completed in strict compliance with this form and delivered to the required address with the required payment prior to 5:00 p.m. local time in Vancouver, B.C. on the Expiry Date of the Option.

DATED the __________ day of ________________________, 20____.

Signature of Option Holder

APPENDIX C

Restricted Share Unit Plan

(see attached)

RESPONSE BIOMEDICAL CORP.

RESTRICTED SHARE UNIT PLAN

Effective June ●, 2013

RESPONSE BIOMEDICAL CORP.

RESTRICTED SHARE UNIT PLAN

1.	PURPOSE

1.1
This Plan has been established by the Corporation to assist the Corporation in the recruitment and retention of highly qualified employees and consultants by providing a means to reward superior performance, to motivate Participants under the Plan to achieve important corporate and personal objectives and, through the issuance of Share Units in the Corporation to Participants under the Plan, to better align the interests of Participants with the long-term interests of Shareholders.

2.	PLAN DEFINITIONS AND INTERPRETATIONS

In this Plan, the following terms have the following meanings:

(a)	“Account” means the bookkeeping account established and maintained by the Corporation for each Participant in which the number of Share Units of the Participant are recorded;

(b)
“Applicable Law” means any applicable provision of law, domestic or foreign, including, without limitation, applicable securities legislation, together with all regulations, rules, policy statements, rulings, notices, orders or other instruments promulgated thereunder and Stock Exchange Rules;

(c)
“Beneficiary” means any person designated by the Participant as his or her beneficiary under the Plan in accordance with Section 14.1 or, failing any such effective designation, the Participant’s legal representative;

(d)	“Board” means the Board of Directors of the Corporation;

(e)	“Change of Control” means an occurrence when either:

(i)	a Person or Entity, other than the current “control person” of the Corporation (as that term is defined in the Securities Act (British Columbia)), becomes a “control person” of the Corporation; or

(ii)	a majority of the directors elected at any annual or extraordinary general meeting of shareholders of the Corporation are not individuals nominated by the Corporation’s then-incumbent Board.

(f)
“Committee” means the Compensation Committee of the Board or any other committee or person designated by the Board to administer the Plan, provided, however, if the Corporation does not qualify as a “foreign private issuer” (as defined in Rule 3b-4 under the Exchange Act), the Committee shall be a committee of the Board comprised of not less than two directors, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3;

(g)
“Corporation” means Response Biomedical Corp. and its respective successors and assigns, and any reference in the Plan to action by the Corporation means action by or under the authority of the Board or any person or committee that has been designated for the purpose by the Board including, without limitation, the Committee;

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(h)
“Designated Subsidiary” means an entity (including a partnership) in which the Corporation holds, directly or indirectly, a majority voting interest and which has been designated by the Corporation for purposes of the Plan from time to time;

(i)	“Director” means a director of the Corporation;

(j)
“Eligible Consultant” means an individual, other than an Employee, that (i) is engaged to provide on a bona fide basis consulting, technical, management or other services to the Corporation or any Designated Subsidiary under a written contract between the Corporation or the Designated Subsidiary and the individual or a company of which the individual consultant is an employee, (ii) in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or a Designated Subsidiary, and (iii) does not provide services in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the registrant's securities;

(k)	“Employee” means an employee of the Corporation or any of its Designated Subsidiaries or any combination or partnership of such corporations;

(l)
“Employer” means the Corporation, the Designated Subsidiary or the combination or partnership of such corporations that employs the Participant or that employed the Participant immediately prior to the Participant’s Termination Date;

(m)	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended;

(n)
“Expiry Date” means, with respect to Share Units granted to a Participant, the date determined by the Corporation for such purpose for such grant, which date shall be no later than the date which is two years after the Participant’s Termination Date and shall, in all cases, be in compliance with the requirements pertaining to the exception to the application of the salary deferral arrangement rules in paragraph 248(1)(k) of the Income Tax Act (Canada), as such section may be amended or re-enacted from time to time;

(o)	“Fiscal Year” means a fiscal year of the Corporation;

(p)
“Grant Agreement” means an agreement between the Corporation and a Participant under which Share Units are granted, together with such amendments, deletions or changes thereto as are permitted under the Plan;

(q)	“Grant Date” of a Share Unit means the date such Share Unit is granted to a Participant under the Plan;

(r)	“Insider” has the meaning provided for purposes of the TSX relating to Security Based Compensation Arrangements set out in the TSX Company Manual;

(s)
“Joint Actor” means a person acting “jointly or in concert with” another person within the meaning of Section 96 of the Securities Act (British Columbia) or as such section may be amended or re-enacted from time to time;

(t)	“Market Value” means, as of any determination date:

2

(i)	for each organized trading facility on which the Shares are listed, the closing price of the Shares on such organized trading facility on the trading day immediately preceding the determination date;

(ii)
if the Shares are listed on more than one organized trading facility, the Market Value shall be the Market Value as determined in accordance with subparagraph (i) above for the primary organized trading facility on which the Shares are listed, which shall be deemed to be the organized trading facility on which the greatest number of Shares are traded over the five consecutive trading days immediately preceding the date of determination of Market Value, subject to any adjustments as may be required to secure all necessary Regulatory Approvals;

(iii)
if the Shares are listed on one or more organized trading facilities but have not traded during the ten trading days immediately preceding the date of determination, then the Market Value will be, subject to any adjustments as may be required to secure all necessary Regulatory Approvals, such value as is determined by the Committee; and

(iv)
if Shares are not listed on any organized trading facility, then the Market Value will be, subject to any adjustments as may be required to secure all necessary Regulatory Approvals, such value as is determined by the Committee to be the fair value of the Shares, taking into consideration all factors that the Committee deems appropriate, including, without limitation, recent sale and offer prices of the Shares in private transactions negotiated at arms’ length.

Notwithstanding anything else contained herein, in no case will the Market Value determined on any Grant Date be less than the minimum prescribed by each of the organized trading facilities that would apply to the Corporation on the Grant Date in question.

(u)
“Participant” means a bona fide full-time or part-time Employee, an Eligible Consultant or a Director who, in any such case, has been designated by the Corporation for participation in the Plan; provided, that no person who beneficially owns, directly or indirectly, more than 10% of the issued and outstanding Shares shall be eligible to be designated by the Corporation for participation in the Plan;

(v)	“Payout Date” means a date selected by the Corporation, in accordance with and as contemplated by Sections 3.2, 6.1 and 7.1;

(w)
“Person or Entity” means an individual, natural person, corporation, government or political subdivision or agency of a government, and where two or more persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of an issuer, such partnership, limited partnership, syndicate or group shall be deemed to be a Person or Entity.

(x)	“Plan” means this Restricted Share Unit Plan;

(y)
“Regulatory Approvals” means any necessary approvals of the Regulatory Authorities as may be required from time to time for the implementation, operation or amendment of this Plan or for the Share Units granted from time to time hereunder.

(z)
“Regulatory Authorities” means all organized trading facilities on which the Shares are listed, including the TSX, and all securities commissions or similar securities regulatory authorities having jurisdiction over the Corporation, this Plan or the Share Units granted from time to time hereunder.

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(aa)	“Reorganization” means any (i) capital reorganization, (ii) merger, (iii) amalgamation, or (iv) arrangement or other scheme of reorganization;

(bb)	“Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation;

(cc)	“Section 409A” means Section 409A of the U.S. Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder as in effect from time to time;

(dd)	“Securities Act” means the U.S. Securities Act of 1933, as amended;

(ee)	“Security Based Compensation Arrangement” has the meaning defined in the provisions of the TSX Company Manual relating to security based compensation arrangements;

(ff)	“Shareholders” means the holders of Shares;

(gg)
“Shares” mean common shares of the Corporation and includes any securities of the Corporation into which such common shares may be converted, reclassified, redesignated, subdivided, consolidated, exchanged or otherwise changed, pursuant to a Reorganization or otherwise;

(hh)
“Share Unit” means a unit credited by means of an entry on the books of the Corporation to a Participant pursuant to the Plan, representing the right to receive, subject to and in accordance with the Plan, for each Vested Share Unit one Share or cash equal to the Market Value of one Share, at the time, in the manner, and subject to the terms, set forth in the Plan and the applicable Grant Agreement;

(ii)	“Stock Exchange Rules” means the applicable rules of any stock exchange upon which Shares are listed;

(jj)
“Termination Date” means the date on which a Participant ceases, for any reason including resignation, termination, death or disability, to be an active Employee, an Eligible Consultant, or a Director, as the case may be, and, in the case of a Participant who is an Employee, where the employment is terminated by the Employer, whether wrongful or for cause or otherwise, such date shall be the date notice of termination is provided and, in the case of a Participant who is an Eligible Consultant, the date the written contract between the Eligible Consultant and the Corporation or any Designated Subsidiary is terminated or expires and the Eligible Consultant no longer provides services thereunder;

(kk)	“TSX” means the Toronto Stock Exchange; and

(ll)
“Vested Share Units” means Share Units in respect of which all vesting terms and conditions set forth in the Plan and the applicable Grant Agreement have been either satisfied or waived in accordance with the Plan.

2.2
In this Plan, unless the context requires otherwise, words importing the singular number may be construed to extend to and include the plural number, and words importing the plural number may be construed to extend to and include the singular number.

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3.	GRANT OF SHARE UNITS AND TERMS

3.1
The Corporation may grant Share Units to such Participant or Participants in such number and at such times as the Corporation may, in its sole discretion, determine, as a bonus or similar payment in respect of services rendered by the Participant for a Fiscal Year or otherwise as compensation, including as an incentive for future performance by the Participant.

3.2	In granting any Share Units pursuant to Section 3.1, the Corporation shall designate:

(a)	the number of Share Units which are being granted to the Participant;

(b)	any time based conditions as to vesting of the Share Units to become Vested Share Units;

(c)	the Payout Date, which shall in no event be later than the Expiry Date and, unless otherwise determined on the Grant Date, shall be the third anniversary of the Grant Date; and

(d)	the Expiry Date;

which shall be set out in the Grant Agreement.

To the extent any deferral of Share Units occurs, such deferral shall occur pursuant to a policy developed by the Committee in compliance with the rules of Section 409A for U.S. taxpayer Participants.

3.3
The conditions may relate to all or any portion of the Share Units in a grant and may be graduated such that different percentages of the Share Units in a grant will become Vested Share Units, depending on the extent of satisfaction of one or more such conditions.  The Corporation may, in its discretion and having regard to the best interests of the Corporation, subsequent to the Grant Date of a Share Unit, waive any resulting conditions, provided that the waiver of such conditions will not accelerate the time of payment with respect to such Share Units the payout will occur on the Payout Date as set forth in the Grant Agreement or pursuant to Sections 7.1 or 8.3 of the Plan, if applicable.

4.	GRANT AGREEMENT

4.1
Each grant of a Share Unit will be set forth in a Grant Agreement containing terms and conditions required under the Plan and such other terms and conditions not inconsistent herewith as the Corporation may, in its sole discretion, deem appropriate.

5.	SHARE UNIT GRANTS AND ACCOUNTS

5.1	An Account shall be maintained by the Corporation for each Participant. On the Grant Date, the Account will be credited with the Share Units granted to a Participant on that date.

6.	PAYOUTS

6.1
On each Payout Date, the Participant shall be entitled to receive, and the Corporation shall issue or provide, a payout with respect to those Vested Share Units in the Participant’s Account to which the Payout Date relates, in one of the following forms:

5

(a)
subject to shareholder approval of this Plan and the limitations set forth in Section 11.2 below, Shares issued from treasury equal in number to the Vested Share Units in the Participant’s Account to which the Payout Date relates, subject to any applicable deductions and withholdings;

(b)
subject to and in accordance with any Applicable Law, Shares purchased by an independent administrator of the Plan in the open market for the purposes of providing Shares to Participants under the Plan equal in number to the Vested Share Units in the Participant’s Account to which the Payout Date relates, subject to any applicable deductions and withholdings;

(c)
the payment of a cash amount to a Participant on the Payout Date equal to the number of Vested Share Units in respect of which the Corporation makes such a determination, multiplied by the Market Value on the Payout Date, subject to any applicable deductions and withholdings;  or

(d)	any combination of the foregoing,

as determined by the Corporation, in its sole discretion.

6.2	No fractional Shares shall be issued and any fractional entitlements will be rounded down to the nearest whole number.

6.3
Shares issued by the Corporation from treasury under Section 6.1(a) of this Plan shall be considered fully paid in consideration of past service that is no less in value than the fair equivalent of the money the Corporation would have received if the Shares had been issued for money.

6.4
The Corporation or a Designated Subsidiary may withhold from any amount payable to a Participant, either under this Plan, or otherwise, such amount as may be necessary so as to ensure that the Corporation or the Designated Subsidiary will be able to comply with the applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or other required deductions, including on the amount, if any, includable in the income of a Participant. Each of the Corporation or a Designated Subsidiary shall also have the right in its discretion to satisfy any such withholding tax liability by retaining, acquiring or selling on behalf of a Participant any Shares which would otherwise be issued or provided to a Participant hereunder.

7.	CHANGE OF CONTROL

7.1
Notwithstanding the conditions as to vesting of Share Units contained in any individual Grant Agreement, all outstanding Share Units shall become Vested Share Units on any Change of Control and, except as otherwise provided in Section 16 hereof, the Payout Date in connection with such Vested Share Units shall, notwithstanding any provisions in the Grant Agreement, be accelerated to the date of such Change of Control and the Corporation shall, as soon as practicable following such Change of Control, issue or provide Shares or make payments to such Participants with respect to such Vested Share Units in accordance with Section 6.

8.	TERMINATION OF EMPLOYMENT AND FORFEITURES

8.1
Unless otherwise determined by the Corporation pursuant to Section 8.2, on a Participant’s Termination Date, any Share Units in a Participant’s Account which are not Vested Share Units shall terminate and be forfeited.

8.2
Notwithstanding Section 8.1, where a Participant ceases to be an Employee as a result of the termination of his or her employment without cause, then in respect of each grant of Share Units made to such Participant, at the Corporation’s discretion, all or a portion of such Participant’s Share Units may be permitted to continue to vest, in accordance with their terms, during any statutory or common law severance period or any period of reasonable notice required by law or as otherwise may be determined by the Corporation in its sole discretion.

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8.3
Except as otherwise provided in Section 16, in the event a Participant’s Termination Date is prior to the Payout Date with respect to any Vested Share Units in such Participant’s Account, the Payout Date with respect to such Vested Share Units shall, notwithstanding any provision in the Grant Agreement, be accelerated to the Participant’s Termination Date and the Corporation shall, as soon as practicable following such Termination Date, issue or provide Shares or make payment to such Participant, or Beneficiary thereof, as applicable, with respect to such Vested Share Units in accordance with Section 6.

9.	FORFEITED UNITS

9.1
Notwithstanding any other provision of the Plan or a Grant Agreement, Share Units granted hereunder shall terminate on, if not redeemed or previously terminated and forfeited in accordance with the Plan, and be of no further force and effect after, the Expiry Date.

10.	ALTERATION OF NUMBER OF SHARES SUBJECT TO THE PLAN

10.1
In the event that the Shares shall be subdivided or consolidated into a different number of Shares, or a distribution shall be declared upon the Shares payable in Shares, the number of Share Units then recorded in the Participant’s Account shall be adjusted by replacing such number by a number equal to the number of Shares which would be held by the Participant immediately after the distribution, subdivision or consolidation, should the Participant have held a number of Shares equal to the number of Share Units recorded in the Participant’s Account on the record date fixed for such distribution, subdivision or consolidation.

10.2
In the event there shall be any change, other than as specified in Section 10.1, in the number or kind of outstanding Shares or of any shares or other securities into which such Shares shall have been changed or for which they shall have been exchanged, pursuant to a Reorganization or otherwise, then there shall be substituted for each Share referred to in the Plan or for each share into which such Share shall have been so changed or exchanged, the kind of securities into which each outstanding Share shall be so changed or exchanged and an equitable adjustment shall be made, if required, in the number of Share Units then recorded in the Participant’s Account, such adjustment, if any, to be reasonably determined by the Committee and to be effective and binding for all purposes.

10.3
In the case of any such substitution, change or adjustment as provided for in this Section 10, the variation shall generally require that the aggregate Market Value of the Share Units then recorded in the Participant’s Account prior to such substitution, change or adjustment will be proportionately and appropriately varied so that it be equal to such aggregate Market Value after the variation.

11.	RESTRICTIONS ON ISSUANCES

11.1
Share Units may be granted by the Corporation in accordance with this Plan provided the aggregate number of Share Units outstanding pursuant to the Plan from time to time shall not exceed 2.5% of the number of issued and outstanding Shares from time to time.  Subject to adjustment as provided for herein, any unissued Shares in respect of which Share Units are granted but that are subject to issuance on the Payout Date but cease to be issuable under such Share Units for any reason, including expiry of the Share Unit or surrender of the Share Unit, will again be available for grant and issuance in connection with future Share Units granted under this Plan.

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11.2
The maximum number of Shares issuable to Insiders pursuant to Section 6.1(a) of the Plan, together with any Shares issuable pursuant to any other Security Based Compensation Arrangement, at any time, shall not exceed 10% of the total number of outstanding Shares.  The maximum number of Shares issued to Insiders pursuant to Section 6.1(a) the Plan, together with any Shares issued pursuant to any other Security Based Compensation Arrangement, within any one year period, shall not exceed 10% of the total number of outstanding Shares.4

12.	AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

12.1
Until such time as the Corporation receives shareholder approval of the issuances from treasury contemplated in Section 6.1(a), the Plan may be amended, suspended or terminated at any time by the Board in whole or in part.  No amendment of the Plan shall, without the consent of the Participants affected by the amendment, or unless required by Applicable Law, adversely affect the rights accrued to such Participants with respect to Share Units granted prior to the date of the amendment.

12.2
Following shareholder approval of any issuances from treasury as contemplated by Section 6.1(a), the Corporation may, without notice, at any time and from time to time, and without shareholder approval, amend the Plan or any provisions thereof in such manner as the Corporation, in its sole discretion, determines appropriate:

(a)	for the purposes of making formal minor or technical modifications to any of the provisions of the Plan;

(b)	to correct any ambiguity, defective provision, error or omission in the provisions of the Plan;

(c)	to change the vesting provisions of Share Units;

(d)	to change the termination provisions of Share Units or the Plan which does not entail an extension beyond the original Expiry Date of the Share Units; or

(e)	to make the amendments contemplated by Section 16.1(g);

provided, however, that:

(f)
no such amendment of the Plan may be made without the consent of each affected Participant in the Plan if such amendment would adversely affect the rights of such affected Participant(s) under the Plan; and

(g)	shareholder approval shall be obtained in accordance with the requirements of the TSX for any amendment that results in:

(i)	an increase in the maximum number of Shares issuable pursuant to the Plan (other than pursuant to Section 10);

(ii)	an extension of the Expiry Date for Share Units granted to Insiders under the Plan;

(iii)	other types of compensation through Share issuance;

4 This provision will be deleted if Proposal 6 as set out in the Proxy is approved by disinterested shareholders.

8

(iv)	an expansion of the rights of a Participant to assign Share Units other than as set forth in Section 15.2; or

(v)	the addition of additional categories of Participants (other than as contemplated by Section 10).

12.3
If the Corporation terminates the Plan, Share Units previously credited shall, at the discretion of the Corporation, either (a) be settled immediately in accordance with the terms of the Plan in effect at such time, or (b) remain outstanding and in effect and settled in due course in accordance with the applicable terms and conditions, in either case without shareholder approval.

13.	ADMINISTRATION

13.1
Unless otherwise determined by the Board, the Plan shall be administered by the Committee subject to Applicable Laws.  The Committee shall have full and complete authority to interpret the Plan, to prescribe such rules and regulations and to make such other determinations as it deems necessary or desirable for the administration of the Plan.  All actions taken and decisions made by the Committee shall be final, conclusive and binding on all parties concerned, including, but not limited to, the Participants and their beneficiaries and legal representatives, each Designated Subsidiary and the Corporation.  All expenses of administration of the Plan shall be borne by the Corporation.

13.2
The Corporation shall keep or cause to be kept such records and accounts as may be necessary or appropriate in connection with the administration of the Plan and the discharge of its duties.  At such times as the Corporation shall determine, the Corporation shall furnish the Participant with a statement setting forth the details of his or her Share Units including the Grant Date and the Vested Share Units and unvested Share Units held by each Participant.  Such statement shall be deemed to have been accepted by the Participant as correct unless written notice to the contrary is given to the Corporation within 30 days after such statement is given to the Participant.

13.3
The Corporation may, at its discretion, appoint one or more persons or companies to provide services in connection with the Plan including without limitation, administrative and record-keeping services.

14.	BENEFICIARIES AND CLAIMS FOR BENEFITS

14.1
Subject to the requirements of Applicable Law, a Participant may designate in writing a Beneficiary to receive any benefits that are payable under the Plan upon the death of such Participant.  The Participant may, subject to Applicable Law, change such designation from time to time.  Such designation or change shall be in such form and executed and filed in such manner as the Corporation may from time to time determine.

15.	GENERAL

15.1
The transfer of an Employee from the Corporation to a Designated Subsidiary, from a Designated Subsidiary to the Corporation or from a Designated Subsidiary to another Designated Subsidiary, shall not be considered a termination of employment for the purposes of the Plan, nor shall it be considered a termination of employment if a Participant is placed on such other leave of absence which is considered by the Corporation as continuing intact the employment relationship.

15.2
The Plan shall enure to the benefit of and be binding upon the Corporation, its successors and assigns.  The interest of any Participant under the Plan or in any Share Unit shall not be transferable or assignable other than by operation of law, except, if and on such terms as the Corporation may permit, to a spouse or minor children or grandchildren or a personal holding company or family trust controlled by a Participant, the sole shareholders or beneficiaries of which, as the case may be, are any combination of the Participant, the Participant’s spouse, the Participant’s minor children or the Participant’s minor grandchildren, and after his or her lifetime shall enure to the benefit of and be binding upon the Participant’s Beneficiary, on such terms and conditions as are appropriate for such transferees to be included in the class of transferees who may rely on a Form S-8 registration statement under the Securities Act to sell Shares received pursuant to the Share Unit.

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15.3
The Corporation’s grant of any Share Units or issuance of any Shares hereunder is subject to compliance with Applicable Law applicable thereto.   As a condition of participating in the Plan, each Participant agrees to comply with all Applicable Law and agrees to furnish to the Corporation or a Designated Subsidiary all information and undertakings as may be required to permit compliance with Applicable Law.

15.4	A Participant shall not have the right or be entitled to exercise any voting rights, receive any distribution or have or be entitled to any other rights as a Shareholder in respect of any Share Units.

15.5
Neither designation of an Employee as a Participant nor the grant of any Share Units to any Participant entitles any Participant to the grant, or any additional grant, as the case may be, of any Share Units under the Plan.  Neither the Plan nor any action taken thereunder shall interfere with the right of the Corporation or a Designated Subsidiary to terminate a Participant’s employment, or service under contract, at any time.  Neither any period of notice, if any, nor any payment in lieu thereof, upon termination of employment, wrongful or otherwise, shall be considered as extending the period of employment for the purposes of the Plan.

15.6
Participation in the Plan shall be entirely voluntary and any decision not to participate shall not affect any Employee’s employment or any consultant’s contractual relationship with the Corporation or a Designated Subsidiary.

15.7
The Plan shall be an unfunded obligation of the Corporation.  Neither the establishment of the Plan nor the grant of any Share Units or the setting aside of assets by the Corporation (if, in its sole discretion, it chooses to do so) shall be deemed to create a trust.  The right of the Participant or Beneficiary to receive payment pursuant to the Plan shall be no greater than the right of other unsecured creditors of the Corporation.

15.8
This Plan is established under the laws of the Province of British Columbia and the rights of all parties and the construction of each and every provision of the Plan and any Share Units granted hereunder shall be construed according to the laws of the Province of British Columbia.

16.	SECTION 409A

16.1
It is intended that the provisions of this Plan comply with Section 409A, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A.  Notwithstanding anything in the Plan to the contrary, the Corporation may provide in the applicable Grant Agreement with respect to Share Units granted to Participants whose benefits under the Plan are or may become subject to Section 409A, such terms and conditions as may be required for compliance with Section 409A.  In addition, the following will apply to the extent that a Participant’s Share Units are subject to Section 409A.

(a)
Except as permitted under Section 409A, any Share Units, or payment with respect to Share Units, may not be reduced by, or offset against, any amount owing by the Participant to the Corporation or any Designated Subsidiary.

(b)
If a Participant otherwise would become entitled to receive payment in respect of any Share Units as a result of his or her ceasing to be an Employee, an Eligible Consultant or Director upon a Termination Date, any payment made on account of such person ceasing to be an Employee or Eligible Consultant shall be made at that time only if the Participant has experienced a “separation from service” (within the meaning of Section 409A).

10

(c)
If a Participant is a “specified employee” (within the meaning of Section 409A) at the time he or she otherwise would be entitled to payment as a result of his or her separation from service, any payment that otherwise would be payable during the six-month period following such separation from service will be delayed and shall be paid on the first day of the seventh month following the date of such separation from service or, if earlier, the Participant’s date of death.

(d)
A Participant’s status as a specified employee shall be determined by the Corporation as required by Section 409A on a basis consistent with the regulations under Section 409A and such basis for determination will be consistently applied to all plans, programs, contracts, agreements, etc. maintained by the Corporation that are subject to Section 409A.

(e)
Each Participant, any beneficiary or the Participant’s estate, as the case may be, is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or for the account of such Participant in connection with this Plan (including any taxes and penalties under Section 409A), and neither the Corporation nor any Designated Subsidiary or affiliate shall have any obligation to indemnify or otherwise hold such Participant or beneficiary or the Participant’s estate harmless from any or all of such taxes or penalties.

(f)
If and to the extent that Share Units would otherwise become payable upon a Change of Control as defined in the Plan, such payment will occur at that time only if such change of control also constitutes a “change in ownership”, a “change in effective control” or a “change in the ownership of a substantial portion of the assets of the Corporation” as defined under Section 409A and applicable regulations (a “409A Change in Control”).  If a Change of Control as defined in the  Plan is not also a 409A Change in Control, unless otherwise permitted under Section 409A the time for the payment of Share Units will not be accelerated and will be payable pursuant to the terms of the Plan and applicable Grant Agreement as if such Change of Control had not occurred.

(g)
In the event that the Committee determines that any amounts payable under the Plan will be taxable to a Participant under Section 409A prior to payment to such Participant of such amount, the Corporation may (i) adopt such amendments to the Plan and Share Units and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and  Grant Agreement and/or (ii) take such other actions as the Corporation determines necessary or appropriate to avoid or limit the imposition of an additional tax under Section 409A.

(h)
In the event the Corporation terminates the Plan in accordance with Section 12.3, the time and manner of payment of amounts that are subject to 409A will be made in accordance with the rules under Section 409A.  The Plan will not be terminated except as permitted under Section 409A.  No change to the termination provisions of Share Units or the Plan pursuant to Section 12.2(d) will be made except as permitted under Section 409A.

EFFECTIVE DATE: JUNE ●, 2013

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APPENDIX D

Non-Employee Directors Deferred Share Unit Plan

(see attached)

RESPONSE BIOMEDICAL CORP.

NON-EMPLOYEE DIRECTORS DEFERRED
SHARE UNIT PLAN

Effective June •, 2013

RESPONSE BIOMEDICAL CORP.

NON-EMPLOYEE DIRECTORS DEFERRED SHARE UNIT PLAN

1.	PURPOSE OF THE PLAN

1.1
This Plan has been established by the Corporation to promote the interests of the Corporation by attracting and retaining qualified persons to serve on the Board and to promote a greater alignment of long term interests between such Participants and the shareholders of the Corporation.

2.	PLAN DEFINITIONS AND INTERPRETATIONS

In this Plan, the following terms have the following meanings:

(a)	“Account” means an account maintained for each Participant on the books of the Corporation which will be credited with Deferred Share Units, in accordance with the terms of the Plan.

(b)
“Applicable Law” means any applicable provision of law, domestic or foreign, including, without limitation, applicable securities legislation, together with all regulations, rules, policy statements, rulings, notices, orders or other instruments promulgated thereunder and Stock Exchange Rules.

(c)	“Board” means the Board of Directors of the Corporation.

(d)	“Change of Control” means an occurrence when either:

(i)	a Person or Entity, other than the current “control person” of the Corporation (as that term is defined in the Securities Act (British Columbia)), becomes a “control person” of the Corporation; or

(ii)	a majority of the directors elected at any annual or extraordinary general meeting of shareholders of the Corporation are not individuals nominated by the Corporation’s then-incumbent Board.

(e)
“Committee” means the Compensation Committee of the Board or any other committee or person designated by the Board to administer the Plan, provided, however, if the Company does not qualify as a “foreign private issuer” (as defined in Rule 3b-4 under the U.S. Securities Exchange Act of 1934), the Committee shall be a committee of the Board comprised of not less than two directors, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3.

(f)
“Common Shares” mean Common Shares of the Corporation and includes any securities of the Corporation into which such Common Shares may be converted, reclassified, redesignated, subdivided, consolidated, exchanged or otherwise changed, pursuant to a Reorganization or otherwise.

(g)
“Corporation” means Response Biomedical Corp. and its respective successors and assigns, and any reference in the Plan to action by the Corporation means action by or under the authority of the Board or any person or committee that has been designated for the purpose by the Board including, without limitation, the Committee.

(h)
“DSU” or “Deferred Share Unit” means a unit credited to a Participant by way of a bookkeeping entry in the books of the Corporation pursuant to this Plan, the value of which is equivalent in value to a Common Share.

1

(i)	“Grant” means any Deferred Share Unit credited to the Account of a Participant.

(j)	“Insider” has the meaning provided for purposes of the TSX relating to Security Based Compensation Arrangements set out in the TSX Company Manual.

(k)
“Notice of Redemption” means written notice, on a prescribed form, by the Participant, or the administrator or liquidator of the estate of the Participant, to the Corporation of the Participant’s wish to redeem his or her Deferred Share Units.

(l)
“Participant” means a director of the Corporation who is designated by the Committee as eligible to participate in the Plan; provided, that no person who beneficially owns, directly or indirectly, more than 10% of the issued and outstanding Shares shall be eligible to be designated by the Corporation for participation in the Plan.

(m)
“Person or Entity” means an individual, natural person, corporation, government or political subdivision or agency of a government, and where two or more persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of an issuer, such partnership, limited partnership, syndicate or group shall be deemed to be a Person or Entity.

(n)	“Plan” means this Non-Employee Directors Deferred Share Unit Plan.

(o)
“Redemption Date” means the date that a Notice of Redemption is received by the Corporation; provided in the case of a U.S. Eligible Participant, however, the Redemption Date will be made the earlier of (i) “separation from service” within the meaning of Section 409A of the Code, or (ii) within 90 days of the U.S. Eligible Participant’s death.

(p)
“Regulatory Approvals” means any necessary approvals of the Regulatory Authorities as may be required from time to time for the implementation, operation or amendment of this Plan or for the DSUs granted from time to time hereunder.

(q)
“Regulatory Authorities” means all organized trading facilities on which the Shares are listed, including the TSX, and all securities commissions or similar securities regulatory authorities having jurisdiction over the Corporation, this Plan or the DSUs granted from time to time hereunder.

(r)	“Reorganization” means any (i) capital reorganization, (ii) merger, (iii) amalgamation, or (iv) arrangement or other scheme of reorganization.

(s)	“Section 409A” means Section 409A of the U.S. Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder as in effect from time to time.

(t)	“Security Based Compensation Arrangement” has the meaning defined in the provisions of the TSX Company Manual relating to security based compensation arrangements.

(u)	“Share Price” means, as of any determination date:

(i)	for each organized trading facility on which the Shares are listed, the closing price of the Shares on such organized trading facility on the trading day immediately preceding the determination date;

2

(ii)
if the Shares are listed on more than one organized trading facility, the Share Price shall be the Share Price as determined in accordance with subparagraph (i) above for the primary organized trading facility on which the Shares are listed, which shall be deemed to be the organized trading facility on which the greatest number of Shares are traded over the five consecutive trading days immediately preceding the date of determination of Share Price, subject to any adjustments as may be required to secure all necessary Regulatory Approvals;

(iii)
if the Shares are listed on one or more organized trading facilities but have not traded during the ten trading days immediately preceding the date of determination, then the Share Price will be, subject to any adjustments as may be required to secure all necessary Regulatory Approvals, such value as is determined by the Committee; and

(iv)
if Shares are not listed on any organized trading facility, then the Share Price will be, subject to any adjustments as may be required to secure all necessary Regulatory Approvals, such value as is determined by the Committee to be the fair value of the Shares, taking into consideration all factors that the Committee deems appropriate, including, without limitation, recent sale and offer prices of the Shares in private transactions negotiated at arms’ length.

Notwithstanding anything else contained herein, in no case will the Share Price determined on any Grant Date be less than the minimum prescribed by each of the organized trading facilities that would apply to the Corporation on the Grant Date in question.

(v)
“Termination Date” means the date of a Participant’s death, or retirement from, or loss of office or employment with the Corporation, within the meaning of paragraph 6801(d) of the regulations under the Income Tax Act (Canada), including the Participant’s resignation, retirement, removal from the Board, death or otherwise.

(w)
“U.S. Eligible Participant” refers to a Participant who, at any time during the period from the date Deferred Share Units are granted to the Participant to the date such Deferred Share Units are redeemed by the Participant, is subject to income taxation in the United States on the income received for his or her services as a director of the Corporation and who is not otherwise exempt from U.S. income taxation under the relevant provisions of the U.S. Internal Revenue Code of 1986, as amended,  or the Canada-U.S. Income Tax Convention, as amended from time to time.

3.	NON-EMPLOYEE DIRECTOR COMPENSATION

3.1	Establishment of Annual Base Compensation

An annual compensation amount (the “Annual Base Compensation”) payable to non-employee Directors (hereafter “Directors”) of the Corporation shall be established from time-to-time by the Board. The amount of Annual Base Compensation will be reported annually in the Corporation’s management information circular.

3.2	Payment of Annual Base Compensation

(a)
The Board may elect to pay all or a portion of each Director’s Annual Base Compensation in DSUs by delivering a written notice to the Director.  To the extent any deferral of a Director’s Annual Base Compensation occurs, such deferral shall occur pursuant to a policy developed by the Board in compliance with the rules of this Plan and, as applicable for U.S. Eligible Participants, Section 409A.

3

(b)	All DSUs granted with respect to Annual Base Compensation will be credited to the Director’s Account when such Annual Base Compensation is payable (the "Grant Date").

(c)
The Director’s Account will be credited with the number of DSUs calculated to the nearest thousandths of a DSU, determined by dividing the dollar amount of compensation payable in DSUs on the Grant Date by the Share Price.  Fractional Common Shares will not be issued and any fractional entitlements will be rounded down to the nearest whole number.

3.3	Additional Deferred Share Units

In addition to DSUs granted pursuant to Section 3.2, the Board may award such number of DSUs to a Participant as the Board deems advisable to provide the Participant with appropriate equity-based compensation for the services he or she renders to the Corporation.  The Board shall determine the date on which such DSUs may be granted and the date as of which such DSUs shall be credited to a Participant’s Account.  The Corporation and a Participant who receives an award of DSUs pursuant to this Section 3.3 shall enter into a DSU award agreement to evidence the award and the terms applicable thereto.

4.	ADMINISTRATION OF DSU ACCOUNTS

4.1	Administration of Plan

The Committee shall have the power, where consistent with the general purpose and intent of the Plan and subject to the specific provisions of the Plan:

(a)	to establish policies and to adopt rules and regulations for carrying out the purposes, provisions and administration of the Plan and to amend and rescind such rules and regulations from time to time;

(b)
to interpret and construe the Plan and to determine all questions arising out of the Plan and any such interpretation, construction or determination made by the Committee shall be final, binding and conclusive for all purposes;

(c)	to prescribe the form of the instruments used in conjunction with the Plan; and

(d)	to determine which members of the Board are eligible to participate in the Plan.

4.2	Redemption of Deferred Share Units

(a)
Each Participant shall be entitled to redeem his or her Deferred Share Units during the period commencing on the business day immediately following the Termination Date and ending on the 90th day following the Termination Date by providing a written Notice of Redemption to the Corporation.  In the event of death of a Participant, the Notice of Redemption shall be filed by the legal representative of the Participant.  In the case of a U.S. Eligible Participant, however, the redemption will be deemed to be made the earlier of (i) “separation from service” within the meaning of Section 409A, or (ii) within 90 days of the U.S. Eligible Participant’s death.

(b)	Upon redemption, the Participant shall be entitled to receive, and the Corporation shall issue or provide:

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(i)
subject to shareholder approval of this Plan and the limitations set forth in Section 6.2 below, a number of Common Shares issued from treasury equal to the number of DSUs in the Participant’s Account, subject to any applicable deductions and  withholdings;

(ii)
subject to and in accordance with any Applicable Law, a number of Common Shares purchased by an independent administrator of the Plan in the open market for the purposes of providing Common Shares to Participants under the Plan equal in number to the DSUs in the Participant’s Account, subject to any applicable deductions and withholdings;

(iii)	the payment of a cash amount to a Participant equal to the number of DSUs multiplied by the Share Price, subject to any applicable deductions and withholdings; or

(iv)	any combination of the foregoing,

as determined by the Corporation, in its sole discretion.

4.3	Payment Notwithstanding

Notwithstanding any other provision of this Plan, all amounts payable to, or in respect of, a Participant hereunder shall be paid on or before December 31 of the calendar year commencing immediately after the Participant’s Termination Date.

5.	ALTERATION OF NUMBER OF SHARES SUBJECT TO THE PLAN

5.1	Subdivisions or Consolidations

In the event that the Common Shares shall be subdivided or consolidated into a different number of Common Shares or a distribution shall be declared upon the Common Shares payable in Common Shares, the number of DSUs then recorded in the Director’s Account shall be adjusted by replacing such number by a number equal to the number of Common Shares which would be held by the Director immediately after the distribution, subdivision or consolidation, should the Director have held a number of Common Shares equal to the number of DSUs recorded in the Director’s Account on the record date fixed for such distribution, subdivision or consolidation.

5.2	Reorganizations

In the event there shall be any change, other than as specified in Section 5.1, in the number or kind of outstanding Common Shares or of any shares or other securities into which such Common Shares shall have been changed or for which they shall have been exchanged, pursuant to a Reorganization or otherwise, then there shall be substituted for each Common Share referred to in the Plan or for each share into which such Common Share shall have been so changed or exchanged, the kind of securities into which each outstanding Common Share shall be so changed or exchanged and an equitable adjustment shall be made, if required, in the number of DSUs then recorded in the Director’s Account, such adjustment, if any, to be reasonably determined by the Committee and to be effective and binding for all purposes.

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5.3	Adjustments

In the case of any such substitution, change or adjustment as provided for in this Section 5, the variation shall generally require that the number of DSUs then recorded in the Director’s Account prior to such substitution, change or adjustment will be proportionately and appropriately varied.

6.	RESTRICTIONS ON ISSUANCES

6.1	Maximum Number of DSUs

DSUs may be granted by the Corporation in accordance with this Plan provided the aggregate number of DSUs outstanding pursuant to the Plan from time to time shall not exceed 2.5% of the number of issued and outstanding Common Shares from time to time.  Subject to adjustment as provided for herein, any unissued Common Shares in respect of which DSUs are granted but that are subject to issuance on the Redemption Date but cease to be issuable under such DSUs for any reason, including expiry of the DSU or surrender of the DSU, will again be available for grant and issuance in connection with future DSUs granted under this Plan.

6.2	Insider Participation Limits5

The maximum number of Common Shares issuable to Insiders pursuant to Section 4.2(b)(i) of the Plan, together with any Common Shares issuable pursuant to any other Security Based Compensation Arrangement, at any time, shall not exceed 10% of the total number of outstanding Common Shares.  The maximum number of Common Shares issued to Insiders pursuant to Section 4.2(b)(i) of the Plan, together with any Common Shares issued pursuant to any other Security Based Compensation Arrangement, within any one year period, shall not exceed 10% of the total number of outstanding Common Shares.

7.	AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

7.1	Amendment to the Plan

Until such time as the Corporation receives shareholder approval of the issuances from treasury contemplated in Section 4.2(b)(i), the Plan may be amended, suspended or terminated at any time by the Board in whole or in part.  No amendment of the Plan shall, without the consent of the Participants affected by the amendment, or unless required by Applicable Law, adversely affect the rights accrued to such Participants with respect to DSUs granted prior to the date of the amendment.

Following shareholder approval of any issuances from treasury as contemplated in Section 4.2(b)(i), the Board may at any time, and from time to time, and without shareholder approval, amend any provision of the Plan, subject to any regulatory or stock exchange requirement at the time of such amendment, including, without limitation:

(b)	for the purposes of making formal minor or technical modifications to any of the provisions of the Plan including amendments of a “clerical” or “housekeeping” nature;

(c)	to correct any ambiguity, defective provision, error or omission in the provisions of the Plan;

(d)	amendments to the termination provisions of Section 7.2;

5 This provision will be deleted if Proposal 7 set out in the Proxy is approved by disinterested shareholders.

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(e)	amendments necessary or advisable because of any change in applicable securities laws;

(f)	amendments to the transferability of Deferred Share Units provided for in Section 9.2 and 9.10;

(g)	amendments to Section 4.1 relating to the administration of the Plan; and

(h)	any other amendment, fundamental or otherwise, not requiring shareholder approval under applicable laws or the rules of the Toronto Stock Exchange;

provided, however, that:
(i)
no such amendment of the Plan may be made without the consent of each affected Participant in the Plan if such amendment would adversely affect the rights of such affected Participant(s) under the Plan; and

(j)	shareholder approval shall be obtained in accordance with the requirements of the Toronto Stock Exchange for any amendment:

(i)	to Section 6.1 in order to increase the maximum number of Deferred Share Units which may be issued under this Plan (other than pursuant to Section 5);

(ii)	to Section 7.1; or

(iii)	to the definition of “Participant”.

7.2	Plan Termination

The Committee may decide to discontinue granting awards under the Plan at any time in which case no further Deferred Share Units shall be awarded or credited under the Plan.  Any Deferred Share Units which remain outstanding in a Participant’s Account at that time shall continue to be dealt with according to the terms of the Plan.  The Plan shall terminate when all payments owing pursuant to Section 4.2 of the Plan have been made and all Deferred Share Units have been cancelled in all Participants’ Accounts.

8.	CHANGE OF CONTROL

8.1
Notwithstanding that a Participant’s Termination Date,  all outstanding DSUs shall become immediately redeemable on any Change of Control, except as otherwise provided in Section 9.11 hereof, and the Corporation shall, as soon as practicable following such Change of Control, issue or provide Shares or make payments to such Participants with respect to DSUs in accordance with Section 4.2.

8.2
If and to the extent that DSUs would otherwise become redeemable upon a Change of Control as defined in the Plan, such redemption will occur at that time only if such change of control also constitutes a “change in ownership”, a “change in effective control” or a “change in the ownership of a substantial portion of the assets of the Corporation” as defined under Section 409A and applicable regulations (a “409A Change in Control”).  If a Change of Control as defined in the  Plan is not also a 409A Change in Control, unless otherwise permitted under Section 409A the time for the redemption of DSUs will not be accelerated and will be payable pursuant to the terms of the Plan and applicable grant agreement as if such Change of Control had not occurred.

9.	GENERAL PROVISIONS

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9.1	Withholding

The Corporation may withhold from any amount payable to a Participant, either under this Plan, or otherwise, such amount as may be necessary so as to ensure that the Corporation will be able to comply with the applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or other required deductions, including on the amount, if any, includable in the income of a Participant. The Corporation shall also have the right in its discretion to satisfy any such withholding tax liability by retaining, acquiring or selling on behalf of a Participant any Common Shares which would otherwise be issued or provided to a Participant hereunder.

9.2	Assignability

No right to receive payment of DSUs and other benefits under the Plan shall be transferable or assignable by a Participant except by will or laws of descent and distribution.

9.3	Unfunded Plan

Unless otherwise determined by the Committee, the Plan shall be unfunded.  To the extent any Participant or his or her estate holds any rights by virtue of a grant of Deferred Share Units under the Plan, such rights (unless otherwise determined by the Committee) shall be no greater than the rights of an unsecured creditor of the Corporation.

9.4	Final Determination

Any determination or decision by or opinion of the Committee made or held pursuant to the terms of the Plan shall be final, conclusive and binding on all parties concerned. All rights, entitlements and obligations of Participants under the Plan are set forth in the terms of the Plan and cannot be modified by any other documents, statements or communications, except by Plan amendments referred to in Section 7.1 of the Plan.

9.5	No Right to Employment

Participation in the Plan shall not be construed to give any Participant a right to be retained as a Director.

9.6	No Other Benefit

No amount will be paid to, or in respect of, a Participant under the Plan to compensate for a downward fluctuation in the price of Common Shares nor will any other form of benefit be conferred upon, or in respect of, a Participant for such purpose.

9.7	No Shareholder Rights

Under no circumstances shall Deferred Share Units be considered Common Shares nor shall they entitle any Participant to exercise voting rights or any other rights attaching to the ownership of Common Shares nor shall any Participant be considered the owner of Common Shares by virtue of the award of Deferred Share Units.

9.8	Reorganization of the Corporation

The existence of any Deferred Share Units shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Corporation’s capital structure or its business, or any amalgamation, combination, merger or consolidation involving the Corporation or to create or issue any bonds, debentures, shares or other securities of the Corporation or the rights and conditions attaching thereto or to affect the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

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9.9	Successors and Assigns

The Plan shall be binding on all successors and assigns of the Corporation.

9.10	General Restrictions and Assignment

Except as required by law, the rights of a Participant under the Plan are not capable of being anticipated, assigned, transferred, alienated, sold, encumbered, pledged, mortgaged or charged and are not capable of being subject to attachment or legal process for the payment of any debts or obligations of the Participant.

9.11	Section 409A

It is intended that the provisions of this Plan comply with Section 409A, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A.  Notwithstanding anything in the Plan to the contrary, the following will apply with respect to the rights and benefits of U.S. Eligible Participants under the Plan:

(a)
Except as permitted under Section 409A, any deferred compensation (within the meaning of Section 409A) payable to or for the benefit of a U.S. Eligible Participant may not be reduced by, or offset against, any amount owing by the U.S. Eligible Participant to the Corporation or any of its affiliates.

(b)
If a U.S. Eligible Participant becomes entitled to receive payment in respect of any Deferred Share Units as a result of his or her “separation from service” (within the meaning of Section 409A), and the U.S Eligible Participant is a “specified employee” (within the meaning of Section 409A) at the time of his or her separation from service, and the Committee makes a good faith determination that (i) all or a portion of the Deferred Share Units constitute “deferred compensation” (within the meaning of Section 409A) and (ii) any such deferred compensation that would otherwise be payable during the six-month period following such separation from service is required to be delayed pursuant to the six-month delay rule set forth in Section 409A in order to avoid taxes or penalties under Section 409A, then payment of such “deferred compensation” shall not be made to the U.S Eligible Participant before the date which is six months after the date of his or her separation from service (and shall be paid in a single lump sum on the first day of the seventh month following the date of such separation from service) or, if earlier, the U.S Eligible Participant’s date of death.

(c)
A U.S. Eligible Participant’s status as a specified employee shall be determined by the Corporation as required by Section 409A on a basis consistent with the regulations under Section 409A and such basis for determination will be consistently applied to all plans, programs, contracts, agreements, etc. maintained by the Corporation that are subject to Section 409A.

(d)
Each U.S Eligible Participant, any beneficiary or the U.S Eligible Participant’s estate, as the case may be, is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or for the account of such U.S Eligible Participant in connection with this Plan (including any taxes and penalties under Section 409A), and neither the Corporation nor any affiliate shall have any obligation to indemnify or otherwise hold such U.S Eligible Participant or beneficiary or the U.S Eligible Participant’s estate harmless from any or all of such taxes or penalties.

(f)
In the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A prior to payment to such Participant of such amount, the Corporation may (i) adopt such amendments to the Plan and Deferred Share Units and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Deferred Share Units hereunder and/or (ii) take such other actions as the Committee determines necessary or appropriate to avoid or limit the imposition of an additional tax under Section 409A.

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(g)
In the event the Corporation terminates the Plan in accordance with Section 7, the time and manner of payment of amounts that are subject to 409A will be made in accordance with the rules under 409A.  The Plan will not be terminated except as permitted under 409A.

9.12	Forfeiture Provision

If a Participant is subject to tax under the Income Tax Act (Canada) and also is a U.S. Eligible Participant with respect to DSUs, the following special rules regarding forfeiture of such Share Units will apply if the Participant’s DSUs are subject to Section 409A.  For greater clarity, these forfeiture provisions are intended to avoid adverse tax consequences under Section 409A and/or under paragraph 6801(d) of the regulations under the Income Tax Act (Canada), that may result because of the different requirements as to the time of settlement of Share Units with respect to a Participant’s “separation from service” (within the meaning of Section 409A) (“Separation From Service”) and his retirement or loss of office (under tax laws of Canada).   If a Participant otherwise would be entitled to payment of DSUs in any of the following circumstances, such DSUs shall instead be immediately and irrevocably forfeited (for greater certainty, without any compensation therefore):

(a)
a Participant experiences a Separation From Service as a result of a permanent decrease in the level of services provided to less than 20% of his past service in circumstances that do not constitute a retirement from, or loss of office or employment with, the Corporation or an affiliate thereof, within the meaning of paragraph 6801(d) of the regulations under the Income Tax Act (Canada); or

(b)
a Participant experiences a Separation From Service upon ceasing to be a director while continuing to provide services as an employee in circumstances that do not constitute a retirement from, or loss of office or employment with, the Corporation or an affiliate thereof, within the meaning of paragraph 6801(d) of the regulations under the Income Tax Act (Canada); or

(c)
a Participant experiences a serious disability that continues for more than 29 months in circumstances that constitute a Separation from Service and do not constitute a retirement from, or loss of office or employment with, the Corporation or an affiliate thereof, within the meaning of paragraph 6801(d) of the regulations under the Income Tax Act (Canada); or

(d)
a Participant experiences a retirement from, or loss of office or employment with, the Corporation or an affiliate thereof, within the meaning of paragraph 6801(d) of the regulations under the Income Tax Act (Canada) by virtue of ceasing employment as both an employee and as a director, but he continues to provide services as an independent contractor such that he has not experienced a Separation From Service.

9.13	Interpretation

In this text, words importing the singular meaning shall include the plural and vice versa, and words importing the masculine shall include the feminine and neuter genders.

9.14	Governing Law

The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

9.15	Severability

The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision and any invalid or unenforceable provision shall be severed from the Plan.

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9.16	Effective Date

The effective date of this Plan shall be June ●, 2013.

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Mandate and Responsibilities of the Board of Directors
(Adopted by the Board of Directors on 10 November 2006)

A.	STEWARDSHIP RESPONSIBILITY

Subject to the Articles of Response Biomedical Corporation (the “Company”) and applicable law, the Board of Directors (the “Board”) of the Company has the responsibility to supervise the management of the business and affairs of the Company including without limitation a stewardship responsibility to:

1.	Oversee the conduct of the business of the Company;
2.	Provide leadership and direction to management;
3.	Evaluate management;
4.	Set policies appropriate for the business of the Company;
5.	Approve corporate strategies and goals; and,
6.	Nominate Directors.

The day-to-day management of the business and affairs of the Company is delegated by the Board to the Chief Executive Officer (“CEO”).  The Board will give direction and guidance through the CEO to management and the CEO will keep management informed of the Board’s evaluation of the senior officers in achieving and complying with established goals and policies.

B.	COMPOSITION, PROCEDURES AND ORGANIZATION

1.	The Board shall:

a.	Before each annual general meeting, recommend nominees to the shareholders for election as Directors for the ensuing year;

b.	Identify, review the qualifications of, and approve candidates to fill vacancies on the Board between annual general meetings;

c.	Appoint such committees of the Board as it deems appropriate and appoint the chair of each committee;

d.	Establish the mandate, duties and responsibilities of each committee of the Board;

e.	Elect a Chairman of the Board and, when desirable, a Vice-Chairman of the Board, and establish their duties and responsibilities;

f.	Appoint a CEO of the Company and establish the duties and responsibilities of the CEO; and,

g.	On the recommendation of the CEO, appoint the senior officers of the Company and approve the senior management structure of the Company.

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2.
A principal responsibility of the Chairman of the Board is to manage, and act as the chief administrative officer of, the Board with such duties and responsibilities as the Board may establish from time-to-time.

The Board shall meet not less than four times during each year and will endeavor to hold one meeting in each quarter generally.  The Board will also meet at any other time at the call of the Chairman of the Board or, subject to the Articles of the Company, the CEO or any Director.

C.	DUTIES AND RESPONSIBILITIES

The Board has the following specific duties and responsibilities:

1.
Approve, supervise and provide guidance on the strategic planning process.  The CEO and senior management team will have direct responsibility for the ongoing strategic planning process and the establishment of long-term goals for the Company, which are to be reviewed and approved by the Board.  The Board will provide guidance to the CEO and senior management team on the Company’s ongoing strategic plan.  Based on the reports from the CEO, the Board will monitor the success of management in implementing the approved strategies and goals;

2.	Identify the principal risks of the Company’s business and use reasonable steps to ensure the implementation of appropriate systems to manage these risks;

3.
Use reasonable steps to ensure that the Company has management of the highest caliber.  This responsibility is carried out primarily through the appointment of the CEO as the Company’s business leader.  The Board will assess, on an ongoing basis, the CEO’s performance against criteria and objectives established by the Board from time to time.  The Board will also use reasonable steps to ensure that the CEO has in place adequate programs to train, develop and assess the performance of senior management;

4.	Keep in place adequate and effective succession plans for the CEO and senior management;

5.	Place limits on management’s authority as may be determined advisable by the Board;

6.	Oversee the integrity of the Company’s internal control and management information systems;

7.	Monitor the Company’s communications policy;

8.	Require that the Board be kept informed of the Company’s material activities and performance and take appropriate action to correct inadequate performance;

9.	Approve all significant capital plans and establish priorities for the allocation of funds to ongoing operations and capital projects;

10.	Approve all single expenditure items proposed by the Company exceeding $250,000 not provided for in any approved capital plan;

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11.	Provide for the independent functioning of the Board;

12.	Adopt a formal code of business ethics that governs the behaviour of its Directors, Officers and employees and monitor compliance with the code of conduct and grant any waivers;

13.	Provide advice and counsel to management on significant issues;

14.	Review and approve any significant policies of the Company; and

15.	Oversee the quality and integrity of the Company’s accounting and financial reporting systems, disclosure controls and internal controls.

The duties and responsibilities set out above do not extend, and are not to be interpreted as extending, the obligations and liabilities of the Directors beyond those imposed by applicable law and in each case are subject to the Articles of the Company and applicable law.

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